                                                                    EXHIBIT 10.1


                                                                 CONFORMED COPY


===============================================================================


                          MULTI-YEAR CREDIT AGREEMENT

                           Dated as of April 30, 2002

                                     among

                             TUPPERWARE CORPORATION

                                as the Borrower,

                             BANK OF AMERICA, N.A.,

                            as Administrative Agent,

                                CITIBANK, N.A.,

                             as Syndication Agent,

                              JP MORGAN CHASE BANK

                                      and

                              FLEET NATIONAL BANK,

                           as Co-Documentation Agents

                                      and

                            The Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC

                                      and

                           SALOMON SMITH BARNEY INC.,

                                       as

                  Joint Lead Arrangers and Joint Book Managers


===============================================================================

                               TABLE OF CONTENTS


                                                             ARTICLE I
                                                  DEFINITIONS AND ACCOUNTING TERMS

1.01     Defined Terms...........................................................................................2
1.02     Other Interpretive Provisions..........................................................................22
1.03     Accounting Terms.......................................................................................23
1.04     Rounding...............................................................................................23
1.05     References to Agreements and Laws......................................................................24

                                                             ARTICLE II
                                               THE COMMITMENTS AND CREDIT EXTENSIONS

2.01     Revolving Loans........................................................................................25
2.02     Borrowings, Conversions and Continuations of Revolving Loans...........................................25
2.03     Letters of Credit......................................................................................26
2.04     Swing Line Loans.......................................................................................34
2.05     Prepayments............................................................................................36
2.06     Reduction or Termination of Commitments................................................................37
2.07     Repayment of Loans.....................................................................................37
2.08     Interest...............................................................................................38
2.09     Fees...................................................................................................38
2.10     Computation of Interest and Fees.......................................................................39
2.11     Evidence of Debt.......................................................................................39
2.12     Payments Generally.....................................................................................40
2.13     Sharing of Payments....................................................................................42

                                                            ARTICLE III
                                               TAXES, YIELD PROTECTION AND ILLEGALITY

3.01     Taxes..................................................................................................43
3.02     Illegality.............................................................................................44
3.03     Inability to Determine Rates...........................................................................44
3.04     Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans.................44
3.05     Funding Losses.........................................................................................46
3.06     Matters Applicable to all Requests for Compensation....................................................47
3.07     Survival...............................................................................................47

                                                             ARTICLE IV
                                             CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01     Conditions of Closing..................................................................................48
4.02     Conditions to all Credit Extensions (other than CP Backup Advances) and Conversions and Continuations..50
4.03     Conditions to CP Backup Advances.......................................................................51

                               TABLE OF CONTENTS
                                  (continued)


                                                             ARTICLE V
                                                   REPRESENTATIONS AND WARRANTIES

5.01     Existence, Qualification and Power; Compliance with Laws...............................................52
5.02     Authorization; No Contravention........................................................................52
5.03     Governmental and Third-Party Authorization.............................................................52
5.04     Binding Effect.........................................................................................52
5.05     Financial Statements; No Material Adverse Effect.......................................................52
5.06     Litigation.............................................................................................53
5.07     No Default.............................................................................................53
5.08     Ownership of Property; Liens...........................................................................53
5.09     Environmental Compliance...............................................................................53
5.10     Insurance..............................................................................................53
5.11     Taxes..................................................................................................53
5.12     ERISA Compliance.......................................................................................54
5.13     Subsidiaries...........................................................................................54
5.14     Margin Regulations; Investment Company Act; Public Utility Holding Company Act.........................54
5.15     Disclosure.............................................................................................55
5.16     Intellectual Property; Licenses, Etc. .................................................................55
5.17     Solvency...............................................................................................55

                                                             ARTICLE VI
                                                       AFFIRMATIVE COVENANTS

6.01     Financial Statements...................................................................................56
6.02     Certificates; Other Information........................................................................56
6.03     Notices................................................................................................57
6.04     Payment of Obligations.................................................................................58
6.05     Preservation of Existence, Etc. .......................................................................58
6.06     Maintenance of Properties..............................................................................58
6.07     Maintenance of Insurance...............................................................................58
6.08     Compliance with Laws and Contractual Obligations.......................................................59
6.09     Books and Records......................................................................................59
6.10     Inspection Rights......................................................................................59
6.11     Compliance with ERISA..................................................................................59
6.12     Use of Proceeds........................................................................................59
6.13     Protected Subsidiaries and Tupperware Finance..........................................................59
6.14     Maintain Principal Line of Business....................................................................59

                                                            ARTICLE VII
                                                         NEGATIVE COVENANTS

7.01     Liens..................................................................................................60
7.02     Investments............................................................................................61
7.03     Indebtedness...........................................................................................61
7.04     Fundamental Changes....................................................................................62
7.05     Sales of Assets........................................................................................62
7.06     ERISA..................................................................................................63
7.07     Transactions with Affiliates...........................................................................63
7.08     Burdensome Agreements..................................................................................63
7.09     Use of Proceeds........................................................................................63
7.10     Financial Covenants....................................................................................63
7.11     Tupperware Finance.....................................................................................64

                               TABLE OF CONTENTS
                                  (continued)


                                                            ARTICLE VIII
                                                   EVENTS OF DEFAULT AND REMEDIES

8.01     Events of Default......................................................................................65
8.02     Remedies Upon Event of Default.........................................................................67

                                                             ARTICLE IX
                                                        ADMINISTRATIVE AGENT

9.01     Appointment and Authorization of Administrative Agent..................................................68
9.02     Delegation of Duties...................................................................................68
9.03     Liability of Administrative Agent......................................................................68
9.04     Reliance by Administrative Agent.......................................................................69
9.05     Notice of Default......................................................................................69
9.06     Credit Decision; Disclosure of Information by Administrative Agent.....................................70
9.07     Indemnification of Administrative Agent................................................................70
9.08     Administrative Agent in its Individual Capacity........................................................71
9.09     Successor Administrative Agent.........................................................................71
9.10     Other Agents; Lead Managers............................................................................72

                                                             ARTICLE X
                                                           MISCELLANEOUS

10.01    Amendments, Etc........................................................................................73
10.02    Notices and Other Communications; Facsimile Copies.....................................................74
10.03    No Waiver; Cumulative Remedies.........................................................................75
10.04    Attorney Costs, Expenses and Taxes.....................................................................75
10.05    Indemnification by the Borrower; Limitation of Liability...............................................75
10.06    Payments Set Aside.....................................................................................76
10.07    Successors and Assigns.................................................................................77
10.08    Confidentiality........................................................................................79
10.09    Set-off................................................................................................80
10.10    Interest Rate Limitation...............................................................................80
10.11    Counterparts...........................................................................................81
10.12    Integration............................................................................................81
10.13    Survival of Representations and Warranties.............................................................81
10.14    Severability...........................................................................................81
10.15    Tax Forms..............................................................................................81
10.16    Governing Law..........................................................................................82
10.17    Waiver of Right to Trial by Jury.......................................................................83

SIGNATURES.......................................................................................Signature Page - 1

                               TABLE OF CONTENTS
                                  (continued)

SCHEDULES

         1.01     Existing Letters of Credit
         2.01     Commitments and Pro Rata Shares
         5.06     Litigation
         5.09     Environmental Matters
         5.11     Tax Matters
         5.13     Subsidiaries and Other Equity Investments
         5.16     Intellectual Property Matters
         7.01     Existing Liens
         7.02     Existing Investments
         7.03     Existing Indebtedness
         7.05     Excluded Property
         7.06     Existing Leases
         10.02    Lending Offices, Addresses for Notices


EXHIBITS

                  FORM OF
         A        Revolving Loan Notice
         B        Swing Line Loan Notice
         C-1      Revolving Loan Note
         C-2      Swing Line Note
         D        Compliance Certificate
         E        Assignment and Assumption
         F        Form of Facility Guaranty

                          MULTI-YEAR CREDIT AGREEMENT

         This MULTI-YEAR CREDIT AGREEMENT ("Agreement") is entered into as of April 30, 2002, among TUPPERWARE CORPORATION, a Delaware corporation (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and CITIBANK, N.A., as Syndication Agent.

         The Borrower has requested that the Lenders provide a senior revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Acquisition" means the acquisition of (i) a controlling equity or other ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (ii) assets of another Person which constitute all or any material part of the assets of such Person or of a line or lines of business conducted by such Person.

         "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. A Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors or managing general partners.

         "Agent/Arranger Fee Letter" has the meaning specified in Section
2.09(c).

         "Agent-Related Persons" means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, BAS), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitments" means, as at the date of determination thereof, the sum of all Commitments of all Lenders at such date.

         "Agreement" means this Credit Agreement.

         "Applicable Margin" means, from time to time, the following percentages per annum, based upon the Debt Ratings as set forth below:

                                                         EURODOLLAR RATE LOANS
PRICING LEVEL      DEBT RATINGS                          AND LETTER OF CREDIT
                   S&P/MOODY'S         FACILITY FEE               FEES

      1          >BBB+ / Baa1              .15%                  .725%
                 -
      2            BBB / Baa2             .175%                  .825%
      3            BBB- / Baa3             .20%                  1.05%
      4          < BB+ / Ba1               .25%                  1.125%
                 -
                 or not rated

         Initially, the Applicable Margin shall be determined based upon the Debt Rating. Thereafter, each change in the Applicable Margin resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of public announcement of a change in the Debt Rating provided Borrower has delivered to the Administrative Agent notice of such change pursuant to Section 6.03(f) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

         "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Arrangers" means BAS and Salomon Smith Barney, Inc., each in its respective capacity as joint lead arranger and joint book manager.

         "Asset Securitization" means any transaction or series of transactions pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to a Securitization Entity (in the case of a transfer by the Borrower or any of its Subsidiaries) or any other Person (in case of a transfer by a Securitization Entity), or may grant a security interest in, any Receivables (whether now existing or arising or acquired in the future) of the Borrower or any of its Subsidiaries, and any Related Security, all of the foregoing for the purpose of providing working capital financing on terms that are more favorable to the Borrower and its Subsidiaries than would otherwise be available at that time; provided, that the terms of such Asset Securitization are subject to approval of the Administrative Agent.

         "Assignment and Assumption" means an Assignment and Assumption substantially in the form of Exhibit E.

         "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel and the allocated reasonable cost of internal legal services and all disbursements of internal counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease, and
(c) in respect of any Asset Securitization, the aggregate amount of obligations owed to (including the amount of investment in transferred assets by) Persons other than the Borrower or its Subsidiaries.

         "Audited Financial Statements" means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 29, 2001, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

         "Bank of America" means Bank of America, N.A.

         "BAS" means Banc of America Securities LLC.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such prime rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced prime rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Revolving Loan that bears interest based on the Base Rate.

         "Borrower" has the meaning set forth in the introductory paragraph hereto.

         "Borrowing" means a Revolving Borrowing or a Swing Line Borrowing, as the context may require.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in deposits are conducted by and between banks in the London interbank market.

         "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations plus all fees accrued or to be incurred in connection therewith, cash, deposit accounts and all balances therein, in an amount not less than the sum of such L/C Obligations and fees and all proceeds of the foregoing pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders) and to take all such other action as shall be necessary for the Administrative Agent to have "control" thereof within the meaning of the Uniform Commercial Code applicable thereto. Derivatives of such term shall have corresponding meaning. The Borrower hereby grants the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a Lien on all such cash and deposit account balances. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America or other institutions satisfactory to it.

         "Change of Control" means, with respect to any Person, an event or series of events by which:

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully diluted basis (i.e., taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

                  (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

         "Closing Date" means the first date all the conditions precedent in
Section 4.01 are satisfied or waived in accordance with Section 4.01 (or, in the case of Section 4.01(b), waived by the Person entitled to receive the applicable payment).

         "Code" means the Internal Revenue Code of 1986 as amended from time to time and all regulations issued pursuant thereto.

         "Commitment" means, as to each Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.01, as such amount may be reduced or adjusted from time to time in accordance with this Agreement.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit E.

         "Consolidated EBITDA" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income reduced by, to the extent not deducted in determining Consolidated Net Income, any extraordinary, unusual or non-recurring gains, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, and (e) extraordinary, unusual or non-recurring non-cash charges, including the write-off of goodwill, to the extent deducted in determining Consolidated Net Income.

         "Consolidated Funded Indebtedness" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis (including the elimination of intercompany indebtedness) and without duplication, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) Attributable Indebtedness, and (c) without duplication, all Contingent Obligations with respect to Indebtedness of the types specified in subsections (a) and (b) above of Persons other than the Borrower or any Subsidiary. For all purposes hereof, the Consolidated Funded Indebtedness of the Borrower or any Subsidiary shall include the foregoing Indebtedness in (a), (b) and (c) above of any partnership or joint venture (other than a joint venture that is itself a corporation or a limited liability company) in which the Borrower or any Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary.

         "Consolidated Interest Charges" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum, without duplication, of (a) all interest, debt discount, premium payments, commissions, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with Indebtedness (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP and (c) the amount of payments in respect of Synthetic Lease Obligations and Asset Securitizations that are in the nature of interest (including, with respect to Asset Securitizations, the aggregate discount (net of reserves) from the face value of assets transferred).

         "Consolidated Net Income" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries as determined in accordance with GAAP.

         "Consolidated Net Worth" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, Shareholders' Equity of the Borrower and its Subsidiaries on that date, plus any decrease or minus any increase in the "Accumulated Other Comprehensive Income (Loss)" account (the "Accumulated Account") resulting from changes in the "Foreign Currency Translation Adjustment" and/or "Net Equity Hedges"subaccounts of the Accumulated Account, from the amount reflected in the Borrower's consolidated balance sheet with the December 29, 2001 Audited Financial Statement.

         "Consolidated Total Assets" means, as of any date on which the amount thereof is to be determined, the total amount of assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Contingent Obligation" means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring or holding harmless in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "Continuation" and "Continue" mean, with respect to any Eurodollar Rate Loan, the continuation of such Eurodollar Rate Loan as a Eurodollar Rate Loan on the last day of the Interest Period for such Loan.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Conversion" and "Convert" mean the conversion of a Loan from one Type to another Type.

         "CP Backup Advance" means any Borrowing the purpose of which is to fund the repurchase of commercial paper previously issued by the Borrower.

         "CP Program Documents" means, collectively, the written agreements between the Borrower and the dealers, paying agents, and other parties related to the marketing and administration of the Borrower's commercial paper programs.

         "Credit Extension" means each of a Borrowing or an L/C Credit
Extension.

         "Dart" means Dart Industries Inc., a Delaware corporation and a Subsidiary of the Borrower.

          "Debt Rating" means, as of any date of determination, the ratings as determined by each of (i) S&P of the non-credit-enhanced, senior unsecured long-term debt of the Borrower or (ii) Moody's of the non-credit-enhanced, senior unsecured long-term debt of Tupperware Finance (collectively, the "Debt Ratings"); provided that if there shall exist a split in the Debt Ratings issued by each of the foregoing rating agencies, then the lower of such Debt Ratings shall apply (with Pricing Level 1 in the definition of "Applicable Margin" being the highest and Pricing Level 4 in the definition of "Applicable Margin" being the lowest), unless there is a split in Debt

Ratings of more than one level, in which case the level that is one level higher than the lower Debt Rating shall apply.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or circumstance that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means an interest rate equal to the Base Rate plus 2% per annum; provided, however, that with respect to Eurodollar Rate Loans, until the end of the Interest Period during which the Default Rate is first applicable, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, and thereafter, the Base Rate plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

         "Disposition" or "Dispose" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Disqualified Capital Stock" shall mean, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or
(iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (i) or (ii) above, in each case under (i), (ii) or (iii) above at any time on or prior to the Maturity Date; provided, however, that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified Capital Stock.

         "Dollar" and "$" means lawful money of the United States of America.

         "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender;
(c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, the L/C Issuer and the Swing Line Lender, and (ii) unless a Default or Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

         "Environmental Laws" means all Laws relating to environmental matters applicable to any property.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, all regulations issued pursuant thereto and any successor statute.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate with the PBGC, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by Administrative Agent pursuant to the following formula:

         Eurodollar Rate  =              Interbank Offered Rate
                             ---------------------------------------------
                             1.00 - Eurodollar Reserve Percentage

                  Where "Interbank Offered Rate" means, for such Interest
Period:

                  (i) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (ii)     if the rate referenced in the preceding subsection
         (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (iii)    if the rates referenced in the preceding subsections
         (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, Continued or Converted by Bank of America in its capacity as a Lender and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch or London Affiliate to major banks in the applicable Eurodollar Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of demonstrable error.

         "Eurodollar Rate Loan" means a Loan bearing interest based on the Eurodollar Rate.

          "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage. The determination of the Eurodollar Reserve Percentage by the Administrative Agent shall be conclusive in the absence of demonstrable error.

         "Event of Default" means any of the events or circumstances specified in Article VIII.

         "Excluded Sale and Leaseback Transaction" means any sale or transfer of property owned by Borrower or any Subsidiary to any Person within 365 days following the acquisition or completion of construction of such property by Borrower or any Subsidiary if Borrower or a Subsidiary shall concurrently with such sale or transfer lease such property, as lessee.

         "Existing Credit Facility" means that certain Competitive Advance and Revolving Credit Facility Agreement dated as of May 16, 1996 among the Borrower, the Subsidiaries named therein, the lenders named therein and Chase Manhattan Bank, N.A. (as successor to Chemical Bank), as agent.

         "Existing Letters of Credit" means those letters of credit issued by Bank of America more particularly described on Schedule 1.01.

         "Facility Guaranty" means that certain Guaranty Agreement dated as of the date hereof among the Guarantors and the Administrative Agent substantially in the form of Exhibit F hereto, as from time to time amended, supplemented or replaced.

         "Fair Market Value" means, at any time and with respect to any real or personal property of any kind, tangible or intangible, choate or inchoate, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Foreign Lender" has the meaning specified in Section 10.15(a).

         "FRB" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantors" means Tupperware Finance and Dart.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

         "Honor Date" has the meaning set forth in Section 2.03(c).

         "Indebtedness" means, as to any Person at a particular time, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) all direct or Contingent Obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

                  (c) net obligations under any Swap Contract in an amount equal to the Swap Termination Value thereof;

                  (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

                  (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f)      Attributable Indebtedness;

                  (g) all Contingent Obligations of such Person in respect of any of the foregoing; and

                  (h)      Disqualified Capital Stock.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.05.

         "Indemnitees" has the meaning set forth in Section 10.05.

         "Intellectual Property" means trademarks and service marks (whether registered or unregistered) and trade names; patents (including any continuations, continuations in part, renewals and applications for any of the foregoing); copyrights (including any registrations and applications therefor and whether registered or unregistered); computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; works of authorship; mask works; technology; trade secrets, know-how, proprietary processes, formulae, algorithms, models, user interfaces, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies and, with respect to all of the foregoing, related confidential data or information and any licenses of the foregoing; but excluding any limited copyright license or permission from authors, publishers or other parties to use material in the Borrower's or a Subsidiary's products that have no future payment obligations.

         "Interbank Offered Rate" has the meaning therefor set forth in the definition of Eurodollar Rate.

         "Interest Coverage Ratio" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period.

         "Interest Payment Date" means, (a) as to any Eurodollar Rate Loan, the last day of the relevant Interest Period, any date that such Loan is prepaid or Converted, in whole or in part, and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, interest shall also be paid on the Business Day which falls every three months after the beginning of such Interest Period; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December and the Maturity Date; provided, further, that interest accruing at the Default Rate shall be payable from time to time upon demand of Administrative Agent.

         "Interest Period" means for each Eurodollar Rate Loan, initially, the period commencing on the date such Eurodollar Rate Loan is disbursed or on the date any Loan is Continued as or Converted into a Eurodollar Rate Loan, and ending, in each case, on the date which is one, two, three or six months thereafter, as selected by the Borrower in its Revolving Loan Notice, provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the scheduled Maturity Date.

         "Investment" means, as to any Person, any acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, guaranty of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or
(c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but including subsequent amounts of Investments in the same Person at the time such amount is actually invested, whether pursuant to earnouts, working capital adjustments or other contractual obligations, or otherwise.

         "IRS" means the United States Internal Revenue Service and any successor governmental agency performing a similar function.

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities (including Environmental Laws, the Trading with the Enemy Act, as amended, or any of the foreign asset control regulations of the United States Treasury Department), including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means, with respect to each Lender, such Lender's funding in Dollars of its participation in any L/C Borrowing in accordance with its Pro Rata Share as set forth in Section 2.03(c).

         "L/C Borrowing" means an extension of credit in Dollars resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

         "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

         "L/C Issuer" means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

         "L/C Obligations" means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

         "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuer and the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such on Schedule 10.02, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letter of Credit" means any letter of credit issued hereunder, and including the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit, but not a time draft or bankers acceptance.

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a letter of credit in the form from time to time in use by the L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is seven days prior to the scheduled Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Sublimit" means an amount equal to the lesser of Aggregate Commitments and $50,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Leverage Ratio" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters ending on or most recently ended prior to such date.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction) of or in property securing any obligation to, or a claim by a Person other than the owner of such property, whether statutory, by contract or otherwise, including the interest of a purchaser of accounts receivable.

         "Loan" means an extension of credit by a Lender to the Borrower under
Article II in the form of a Revolving Loan or a Swing Line Loan.

         "Loan Documents" means this Agreement, each Note, the Facility Guaranty, the Agent/Arranger Fee Letter, each Revolving Loan Notice, each Letter of Credit Application and each Compliance Certificate, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Administrative Agent in connection with the Loans made and transactions contemplated by this Agreement.

         "Loan Parties" means, collectively, the Borrower and each Guarantor.

          "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, condition (financial or otherwise), liabilities (actual or contingent) or prospects of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to pay or perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Material Intellectual Property" means all Intellectual Property relating to the conduct of the businesses of the Borrower and its Subsidiaries, other than Intellectual Property that is no longer of material value or utility to the Borrower or its Subsidiaries.

         "Maturity Date" means (a) April 29, 2005, or (b) such earlier date upon which the Aggregate Commitments may be terminated in accordance with the terms hereof.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Multi-Year Revolving Credit Facility" means the revolving credit facility of up to $150,000,000 described herein.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

         "Net Proceeds" means with respect to any sale of property by any Person an amount equal to (a) the aggregate amount of the consideration received by such Person in respect of such sale (valued at Fair Market Value of such consideration at the time of such sale determined by the board of directors of Borrower), minus (b) the sum of (i) all out-of-pocket costs and expenses actually incurred by such Person in connection with such sale, and
(ii) all state, federal and foreign taxes incurred, or to be incurred, by the seller (assuming the highest marginal rate were applicable to such sale) in connection with such sale.

         "Notes" means, collectively, the Revolving Loan Notes and the Swing Line Note.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of the Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

          "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation and all certificates and articles issued thereto by such secretary of state or other department, in each case as amended from time to time.

         "Other Taxes" has the meaning therefor set forth in Section 3.01(b).

         "Outstanding Amount" means (i) with respect to Revolving Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Participant" has the meaning specified in Section 10.07(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "Permitted Acquisition" means each Acquisition effected with the consent and approval of the board of directors or other applicable governing body of the Person being acquired, and with the duly obtained approval of such shareholders or other holders of equity or other ownership interest as such Person may be required to obtain, so long as (i) immediately prior to and immediately after the consummation of such Acquisition, no Default or Event of Default has occurred and is continuing and (ii) any Person so acquired shall become a Subsidiary or any assets so acquired shall become the property of Borrower or a Subsidiary.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

         "Pro Rata Share" means, with respect to each Lender, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender's Commitment, which as of the Closing Date is set forth opposite the name of such Lender on Schedule 2.01, as such percentage may be adjusted as contemplated herein; provided that if the Aggregate Commitments have been terminated at such time, then the Pro Rata Share of each Lender shall be (x) with respect to the distribution of payments to such Lender, the percentage (carried out to the ninth decimal place) of the aggregate Outstanding Amount that is held by such Lender (with the aggregate amount of each Lender's funded participations in L/C Obligations and Swing Line Loans being deemed "held" by such Lender for this purpose), and (y) for all other purposes, determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to Section 10.07.

         "Protected Subsidiary" means (a) each Subsidiary of Dart which owns, or licenses from a Person other than the Borrower or any Subsidiary, Intellectual Property and (b) BC International Cosmetic & Image Services, Inc.

         "Receivables" means a payment owing to a Person (whether constituting an account, chattel paper, document, instrument or general intangible) arising from the provision of merchandise, goods or services by such Person, including the right to payment of any interest or finance charges and other obligations owing to such Person.

         "Register" has the meaning set forth in Section 10.07(c).

         "Related Security" means with respect to any Receivable: (a) all security interests or liens and property subject thereto from time to time securing or purporting to secure the payment of such Receivable by the Person obligated thereon, (b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable,
(c) all right, title and interest of the Borrower or any Subsidiary or any Securitization Entity in and to any goods (including returned, repossessed or foreclosed goods) the sale of which gave rise to such Receivable; provided, that Related Security will not include returned goods only to the extent that all amounts required to be paid pursuant to Asset Securitizations in respect of such goods have been paid, (d) all collections with respect to any of the foregoing, (e) all records with respect to any of the foregoing, and (f) all proceeds of such Receivable or with respect to any of the foregoing.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Required Lenders" means, as of any date of determination, Lenders whose Voting Percentages aggregate more than 50% of the Voting Percentages of all Lenders.

         "Responsible Officer" means the chief executive officer, president, chief financial officer, any vice president, secretary, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate and/or other action of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest.

         "Revolving Borrowing" means a borrowing consisting of simultaneous Revolving Loans of the same Type and, as to Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

         "Revolving Loan" means a Base Rate Loan or a Eurodollar Rate Loan made to the Borrower by a Lender in accordance with its Pro Rata Share pursuant to
Section 2.01, except as otherwise provided herein.

         "Revolving Loan Note" means a promissory note made by the Borrower in favor of a Lender evidencing Revolving Loans made by such Lender, substantially in the form of Exhibit C-1.

         "Revolving Loan Notice" means a notice of (a) a Revolving Borrowing,
(b) a Conversion of Revolving Loans, or (c) a Continuation of Revolving Loans as the same Type, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "Same Day Funds" means immediately available funds.

         "Securitization Entity" means Borrower and any wholly-owned Subsidiary of Borrower (or another Person in which Borrower or any Subsidiary of Borrower makes an Investment and to which Borrower or any Subsidiary of Borrower transfers accounts receivable and related assets) that engages in no activities other than in connection with the financing of accounts receivable and that is designated by the board of directors of Borrower (as provided below) as a Securitization Entity, (i) no portion of the Indebtedness (contingent or otherwise) of which (a) is guaranteed by Borrower or any Subsidiary of Borrower other than pursuant to Standard Securitization Undertakings, (b) is recourse to or obligates Borrower or any Subsidiary of Borrower in any way other than pursuant to Standard Securitization Undertakings or (c) subjects any property or asset of Borrower or any Subsidiary of Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (ii) with which neither Borrower nor any Subsidiary of Borrower has any material contract, agreement, arrangement or understanding other than on terms no less favorable to Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of Borrower, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity, and (iii) to which neither Borrower nor any Subsidiary of Borrower has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the board of directors of Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution of the board of directors of Borrower giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the foregoing conditions.

         "Senior Indebtedness" means all Consolidated Funded Indebtedness other than Subordinated Indebtedness.

         "Senior Notes" means the Series 2001-A 7.91% senior notes in the amount of $150,000,000 issued pursuant to that certain Note Purchase Agreement dated as of July 15, 2001 by and among Tupperware Finance and certain purchasers party thereto from time to time.

         "Senior Notes Guaranty" means that certain Guaranty Agreement dated July 15, 2001 by and among Borrower and certain purchasers party thereto from time to time delivered in connection with the Senior Notes.

         "Shareholders' Equity" means, as of any date of determination for the Borrower and its Subsidiaries on a consolidated basis, shareholders' equity as of that date determined in accordance with GAAP.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (a) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                           (b) it is then able and expects to be able to pay its debts as they mature; and

                           (c) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by Borrower or any Subsidiary of Borrower that are reasonably customary in accounts receivable securitization transactions.

         "Subordinated Indebtedness" means all unsecured Indebtedness of Borrower (excluding "back-to-back" borrowings in foreign currencies by Subsidiaries operating in countries outside of the United States and Canada for which there are related deposits or receivables of equivalent amounts so long as (y) such borrowings are not included in Consolidated Funded Indebtedness under GAAP and (z) the borrowing arrangements include rights of offset allowing defaulted principal and accrued interest to be offset against the related repayment obligation) which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Indebtedness of Borrower (including, without limitation, the obligations of Borrower under the Senior Notes Guaranty).

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

         "Swing Line Borrowing" means a borrowing of a Swing Line Loan pursuant to Section 2.04.

         "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.04(a).

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

         "Swing Line Note" means a promissory note made by the Borrower in favor of the Swing Line Lender evidencing Swing Line Loans made by such Lender, substantially in the form of Exhibit C-2.

          "Swing Line Sublimit" means an amount equal to the lesser of the Aggregate Commitments and $25,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

         "Syndication Agent" means Citibank, N.A., in its capacity as syndication agent under any of the Loan Documents, or any successor syndication agent.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or
possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Taxes" has the meaning therefor set forth in Section 3.01(a).

         "364-Day Revolving Credit Agreement" means that certain Credit Agreement dated as of the date hereof by the Borrower, the Administrative Agent and the lenders party thereto, pursuant to which the lenders party thereto are making available to the Borrower a revolving credit facility in the original maximum aggregate principal amount of $100,000,000.

         "Threshold Amount" means $10,000,000.

         "Tupperware Finance" means Tupperware Finance Company B.V., a company organized under the laws of The Netherlands and a Subsidiary of the Borrower.

         "Type" means with respect to a Revolving Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Unreimbursed Amount" has the meaning set forth in Section 2.03(c)(i).

         "Voting Percentage" means, as to any Lender, (a) at any time when the Aggregate Commitments are in effect, such Lender's Pro Rata Share and (b) at any time after the termination of the Aggregate Commitments, the percentage (carried out to the ninth decimal place) which (i) the sum of (A) the Outstanding Amount of such Lender's Revolving Loans plus (B) such Lender's Pro Rata Share of the Outstanding Amount of L/C Obligations, plus (C) such Lender's Pro Rata Share of the Outstanding Amount of Swing Line Loans, then comprises of
(ii) the aggregate Outstanding Amount of all Loans and L/C Obligations; provided, however, that if any Lender has failed to fund any portion of the Revolving Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder, such Lender's Voting Percentage shall be deemed to be zero, and the respective Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of "Required Lenders" without regard to such Lender's Commitment or the Outstanding Amount of its Revolving Loans, L/C Advances and funded participations in Swing Line Loans, as the case may be.

         1.02 OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

         (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

         (iii)    The term "including" is by way of example and not limitation.

         (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Each reference to "basis points" or "bps" shall be interpreted in accordance with the convention that 100 bps = 1.0%.

         (e) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 ACCOUNTING TERMS. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         1.04 ROUNDING. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 REFERENCES TO AGREEMENTS AND LAWS. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

                                   ARTICLE II

                      THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 REVOLVING LOANS. Subject to the terms and conditions set forth herein, each Lender severally agrees to make, Convert and Continue Revolving Loans to the Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date; provided, however, that after giving effect to any Revolving Borrowing, (i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Pro Rata Share of the aggregate Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the aggregate Outstanding Amount of all Swing Line Loans, shall not exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         2.02     BORROWINGS, CONVERSIONS AND CONTINUATIONS OF REVOLVING LOANS.

         (a) Each Revolving Borrowing, each Conversion of Revolving Loans, and each Continuation of Revolving Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m., New York time, (i) three Business Days prior to the requested date of any Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans, and
(ii) on the requested date of any Borrowing of, or Conversion to, Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Revolving Loan Notice, appropriately completed and signed by a Responsible Officer (unless such Revolving Loan Notice is being delivered by the Swing Line Lender pursuant to Section 2.04(c) or by the Administrative Agent on behalf of the L/C Issuer pursuant to Section 2.03(c)(i)); provided that the lack of such prompt confirmation shall not affect the conclusiveness or binding effect of such telephonic notice. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or Conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Revolving Loan Notice (whether telephonic or written) shall be substantially in the form of Exhibit A attached hereto. If the Borrower fails to specify a Type of Revolving Loan in a Revolving Loan Notice or if the Borrower fails to give a timely notice requesting a Conversion or Continuation, then the applicable Revolving Loans shall, subject to the last sentence of this Section 2.02(a), be made or Continued as, or Converted to, Base Rate Loans. Any such automatic Conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect. If no timely notice of a Conversion or Continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic Conversion to Base Rate Loans. If the Borrower requests a Borrowing of, Conversion to, or Continuation of Eurodollar Rate Loans in any such Revolving Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Revolving Loan Notice, the Administrative Agent shall promptly notify each Lender of its Pro Rata Share of the applicable Revolving Loans. Each Lender shall make the amount of its Revolving Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent's Office not later than 1:00 p.m., New York time, on the Business Day specified in the applicable Revolving Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be Continued or Converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default or Event of Default, no Loans may be requested as, Converted into or Continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be Converted immediately to Base Rate Loans.

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Eurodollar Rate Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of demonstrable error.

         (e) After giving effect to all Revolving Borrowings, all Conversions of Revolving Loans from one Type to the other, and all Continuations of Revolving Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Revolving Loans.

         2.03     LETTERS OF CREDIT.

         (a)      The Letter of Credit Commitment.

                  (i)      Subject to the terms and conditions set forth herein,
         (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower, and to renew Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Lenders severally agree to risk participate in Letters of Credit issued for the account of the Borrower; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to risk participate in, any Letter of Credit if as of the date of such L/C Credit Extension, (w) the aggregate Outstanding Amount of all Loans and L/C Obligations would exceed the Aggregate Commitments, (y) the aggregate Outstanding Amount of the Revolving Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans, would exceed such Lender's Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

                  (ii) The L/C Issuer shall be under no obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

                           (B) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

                           (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date;

                           (D) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer; or

                           (E) such Letter of Credit is to be denominated in a currency other than Dollars.

                  (iii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

         (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 12:00 noon, New York time, at least two Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C
         Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and
         (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended;
         (B) the proposed date of amendment thereof (which shall be a Business
         Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted hereunder in terms of any additional L/C Obligations created thereby, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Pro Rata Share times the amount of such Letter of Credit.

                  (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an "Auto-Renewal Letter of Credit"); provided that any such Auto-Renewal Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Nonrenewal Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the day that is two Business Days before the Nonrenewal Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such renewal or (2) from the

         Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. Notwithstanding anything to the contrary contained herein, the L/C Issuer shall have no obligation to permit the renewal of any Auto-Renewal Letter of Credit at any time, and in no event shall the expiry date of any Auto-Renewal Letter of Credit after any renewal as described herein occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

         (c)      Drawings and Reimbursements; Funding of Participations.

                  (i) Upon any drawing under any Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m., New York time, on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing in Dollars in Same Day Funds. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), such Lender's Pro Rata Share thereof and, in accordance with the following sentence, whether a Swing Line Borrowing or a Revolving Borrowing will be made to repay the Unreimbursed Amount or whether, pursuant to Section 2.03(c)(iii), an L/C Borrowing in the amount of the Unreimbursed Amount shall be deemed incurred by the Borrower and that each Lender shall participate in such L/C Borrowing in accordance with its Pro Rata Share. In such event, the Borrower shall be deemed to have requested a Swing Line Borrowing, without regard to the minimum and multiples specified in Section 2.04, or, if the Unreimbursed Amount is greater than the amount available for Swing Line Borrowings under the Swing Line Sublimit, a Revolving Borrowing, without regard to the minimum and multiples specified in
         Section 2.02, to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, but subject, in each case, to the amount of the unutilized portion of the Aggregate Commitments, and the conditions set forth in Section 4.02 (other than the delivery of a Revolving Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) shall constitute a notice under
         Section 2.04(b) or a Revolving Loan Notice, respectively, and may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) The Swing Line Lender, if a Swing Line Borrowing can be made as determined by the Administrative Agent pursuant to Section 2.03(c)(i), shall make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to the Unreimbursed Amount, not later than 2:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent. In the event the Administrative Agent determines that a Swing Line Borrowing is not so available and its notice pursuant to Section 2.03(c)(i) indicates that in the alternative a Revolving Borrowing or an L/C Borrowing is to be made, each


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

         Lender (including the Lender acting as L/C Issuer) shall upon receipt of any such notice pursuant to Section 2.03(c)(i) make funds in Dollars available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in the amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 2:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received from either the Swing Line Lender or the Lenders, as applicable, to the L/C Issuer.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing because the conditions set forth in
         Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer a L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its risk participation in such L/C Borrowing and shall constitute a L/C Advance from such Lender in satisfaction of its risk participation obligation in such L/C Borrowing under this Section 2.03.

                  (iv) Until each Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any Unreimbursed Amount drawn under any Letter of Credit or to fund its participation therein, as the case may be, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of the L/C Issuer.

                  (v) Each Lender's obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02. Any such reimbursement with the proceeds of Revolving Loans or L/C Advances shall not relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Federal Funds Rate for three (3) Business Days and thereafter at a rate per annum equal to the Default Rate. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent demonstrable error.

         (d)      Repayment of Participations.

                  (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with
         Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Lender the amount of its Pro Rata Share thereof in Dollars.

                  (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) in respect of any drawing on any Letter of Credit is required to be returned (including pursuant to any settlement entered into by the Administrative Agent or the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent in Dollars for the account of the L/C Issuer its Pro Rata Share of such amount on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect, and such payment by each Lender shall be deemed to be its L/C Advance in such amount pursuant to Section 2.03(c)(iii).

         (e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Neither the L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for
(i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Neither the L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through
(v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, special, punitive or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g)      Cash Collateral. Upon the request of the Administrative Agent,
(i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the Outstanding Amount of all L/C Obligations plus the Letter of Credit fees payable with respect to such Letter of Credit (calculated at the Applicable Margin then in effect for the period from the date of such cash collateralization until the expiry date of such Letter of Credit).

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

         (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee (for each day such Letter of Credit remains in effect) for each Letter of Credit equal to the Applicable Margin for Eurodollar Rate Loans multiplied by the daily maximum amount available to be drawn under such Letter of Credit. Such fee for each Letter of Credit shall be due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. If there is any change in the Applicable Margin during any quarter, the actual daily amount of each Letter of Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect.

         (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee in an amount equal to 1/8 of 1% per annum on the daily maximum amount available to be drawn thereunder, due and payable quarterly in arrears on the next Business Day following the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

         2.04     SWING LINE LOANS.

         (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a "Swing Line Loan") in Dollars, to the Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date in an aggregate amount not to exceed the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the aggregate Outstanding Amount of Revolving Loans and Pro Rata Share of L/C Obligations of the Swing Line Lender in its capacity as a Lender, may exceed the amount of such Lender's Commitment; provided, however, that after giving effect to any Swing Line Loan,
(i) the aggregate Outstanding Amount of all Loans and L/C Obligations shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Lender other than the Swing Line Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04; prepay under Section 2.05, and reborrow under this Section
2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender's Pro Rata Share times the amount of the Swing Line Loan.

         (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 noon, New York time on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $1,000,000 and integral multiples of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 1:00 p.m., New York time, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.03(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 2:00 p.m., New York time, on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in Same Day Funds.

         (c)      Refinancing of Swing Line Loans.

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that a Revolving Loan be made in an amount equal to the amount of Swing Line Loans then outstanding. Such request shall be made in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Revolving Loans, but subject to the unutilized portion of the Aggregate Commitments, and the conditions set forth in Section 4.02. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Revolving Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent's Office not later than 2:00 p.m., New York time, on the Business Day specified in such Revolving Loan Notice, whereupon, subject to Section 2.04 (c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received from the Lenders to the Swing Line Lender.

                  (ii) If for any reason any Revolving Borrowing cannot be requested in accordance with Section 2.04(c)(i) or any Swing Line Loan cannot be refinanced by such a Revolving Borrowing, the Revolving Loan Notice submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund in Dollars its risk participation in the amount of the relevant Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in Dollars in respect of such risk participation in the amount of such Swing Line Loan.

                  (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Federal Funds Rate for three (3) Business Days and thereafter at a rate per annum equal to the Default Rate. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Lender's obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in
         Section 4.02. Any such
         purchase of risk participations by each Lender from the Swing Line Lender shall not relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

         (d)      Repayment of Participations.

                  (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute in Dollars to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's risk participation was outstanding and funded).

                  (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Lender shall pay to the Swing Line Lender in Dollars its Pro Rata Share of such amount on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), at a rate per annum equal to the applicable Federal Funds Rate. The Administrative Agent will make such demand only upon the request of the Swing Line Lender.

         (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Revolving Loan or risk participation pursuant to this Section 2.04, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

         (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

         2.05     PREPAYMENTS.

         (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 12:00 noon, New York time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans denominated in Dollars, and (B) on the date of prepayment of Base Rate Loans;
(ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Revolving Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Revolving Loans in Dollars of the Lenders in accordance with their respective Pro Rata Shares.

         (b) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 noon, New York time, on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (c) If for any reason the Outstanding Amount of all Loans and L/C Obligations at any time exceeds the Aggregate Commitments then in effect, the Borrower shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations, as it shall select, in an aggregate amount equal to such excess.

         2.06 REDUCTION OR TERMINATION OF COMMITMENTS. (a) The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the Aggregate Commitments to an amount not less than the then aggregate Outstanding Amount of all Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York time, five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Commitments. Once reduced in accordance with this Section, the Aggregate Commitments may not be increased. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. All facility and utilization fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

         (b) In the event the Borrower shall be required to use the Net Proceeds from the transfer of assets to repay Senior Indebtedness as provided in
Section 7.05 and such Net Proceeds are applied to prepay Outstanding Amounts, the Aggregate Commitments shall be permanently reduced by the amount of such Net Proceeds paid to the Lenders and so applied. In the event such Net Proceeds are used to repay outstanding commercial paper of the Borrower or any Subsidiary, the Aggregate Commitments shall be permanently reduced by the principal amount of commercial paper so paid.

         2.07     REPAYMENT OF LOANS.

         (a) The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Revolving Loans outstanding on such date.

         (b) The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) demand (by telephonic or written notice) by the Administrative Agent and (ii) the Maturity Date.

         2.08     INTEREST.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate.

         (b) If any amount payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Furthermore, while any Event of Default exists or after acceleration, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.09 FEES. In addition to certain fees described in subsections (i) and (j) of Section 2.03:

         (a) Facility Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a facility fee equal to the Applicable Margin times the actual daily amount of the Aggregate Commitments, regardless of usage. The facility fee shall accrue at all times from the Closing Date until the Maturity Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. The facility fee shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.

         (b) Utilization Fee. Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a utilization fee of 0.125 % times the actual daily aggregate Outstanding Amount of all Loans and L/C Obligations on each day that (i) the sum of (A) such aggregate Outstanding Amount plus (B) the Outstanding Amount of all Loans under, and as each such term is defined in, the 364-Day Revolving Credit Agreement, exceeds 33% of (ii) the sum of (A) the Aggregate Commitments and (B) the Aggregate Commitments under, and as defined in, the 364-Day Revolving Credit Agreement. The utilization fee shall be due and payable quarterly in arrears on the last Business Day of each

March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The utilization fee shall be calculated quarterly in arrears. The utilization fee shall accrue at all times, including at any time during which one or more of the conditions in
Article IV is not met.

         (c) Arrangement and Agent Fees. The Borrower shall pay an arrangement fee to each Arranger for such Arranger's own account, and shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, in the amounts and at the times specified in the letter agreement, dated March 6, 2002 (the "Agent/Arranger Fee Letter"), among the Borrower, the Arrangers, the Administrative Agent and the Syndication Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever, except that in the year of termination the agency fee shall be prorated.

         (d) Lenders' Upfront Fee. On the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders in accordance with their respective Pro Rata Shares, an upfront fee in a mutually agreeable amount. Such upfront fees are for the credit facilities committed by the Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.

         2.10 COMPUTATION OF INTEREST AND FEES. Interest on Base Rate Loans determined by reference to the Bank of America prime rate shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and, subject to Section 2.12(a), shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

         2.11     EVIDENCE OF DEBT.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent demonstrable error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans shall be evidenced by a Revolving Loan Note and/or a Swing Line Note, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

         (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent, in the absence of manifest error, shall control.

         2.12     PAYMENTS GENERALLY.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office in Dollars and in Same Day Funds not later than 12:00 noon, New York time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 12:00 noon, New York time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall in each case continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) If at any time prior to the occurrence of an Event of Default insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. If at any time after the occurrence of an Event of Default insufficient funds are received by and available to the Administrative Agent to pay fully all Outstanding Amounts hereunder and Outstanding Amounts (as defined in the 364-Day Revolving Credit Agreement) under the 364-Day Revolving Credit Agreement, such funds shall be applied (i) first, toward costs and expenses hereunder and under the 364-Day Revolving Credit Agreement including Attorney Costs (hereunder and under the 364-Day Revolving Credit Agreement) and amounts payable under Article III hereof and amounts payable under Article III of the 364-Day Revolving Credit Agreement incurred by the Administrative Agent and each Lender hereunder and the Administrative Agent and each Lender under the 364-Day Revolving Credit Agreement (each as defined in the 364-Day Revolving Credit Agreement), (ii) second, toward repayment of interest and fees then due hereunder and under the 364-Day Revolving Credit Agreement, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings (including L/C Borrowings as defined in the 364-

Day Revolving Credit Agreement) then due hereunder and under the 364-Day Revolving Credit Agreement, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties

         (d) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

                  (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds, at the applicable Federal Funds Rate from time to time in effect; and

                  (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Revolving Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (d) shall be conclusive, absent demonstrable error.

         (e) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent, except to the extent such funds do not constitute the funding of a risk participation under Article II, shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (f) The obligations of the Lenders hereunder to make Revolving Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Revolving Loan or to fund any participations in Letters of Credit and Swing Line Loans on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Loan or purchase its participations in Letters of Credit and Swing Line Loans.

         (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         2.13 SHARING OF PAYMENTS. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Revolving Loans made by it or the participations in L/C Obligations or in Swing Line Loans held by it (but not including any amounts applied by the Swing Line Lender to outstanding Swing Line Loans prior to the funding of risk participations therein), any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Revolving Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Revolving Loans or such risk participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender (including pursuant to any settlement entered into by the Administrative Agent or any Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off), but subject to Section 10.09 with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01     TAXES.

         (a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection
(d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor. Notwithstanding the foregoing, the Borrower will not be required to pay any additional amounts in respect of Taxes imposed by the United States federal government to any Lender if and to the extent the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 10.15.

         3.02 ILLEGALITY. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans as it would otherwise be obligated hereunder to make, maintain or fund, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable Eurodollar interbank market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation existing hereunder of such Lender to make or Continue Eurodollar Rate Loans or to Convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, Convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or Conversion, the Borrower shall also pay accrued interest on the amount so prepaid or Converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         3.03 INABILITY TO DETERMINE RATES. If the Administrative Agent or the Required Lenders determine in connection with any request for a Eurodollar Rate Loan or a Conversion to or Continuation thereof that (a) deposits in Dollars are not being offered to banks in the London eurodollar interbank market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Base Rate for such Eurodollar Rate Loan, or (c) the Eurodollar Base Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, the Administrative Agent (following notice from the Required Lenders if they make such determination) will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, Conversion or Continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

         3.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY; RESERVES ON EURODOLLAR RATE LOANS.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section 3.01 shall govern),
(ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements utilized, as to Eurodollar Rate Loans, in the determination of the Eurodollar Rate), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) (i) If any Lender shall make a claim for compensation from the Borrower pursuant to Section 3.01 or Section 3.04, the Borrower may, upon notice to such Lender and the Administrative Agent, (A) remove such Lender by terminating such Lender's Commitment or (B) replace such Lender by causing such Lender to assign its Commitment (without payment of any assignment fee) pursuant to Section 10.07(b) to one or more other Lenders or Eligible Assignees procured by the Borrower; provided, however, that if the Borrower elects to exercise such right with respect to any Lender pursuant to Section 3.04(c), it shall be obligated to remove or replace, as the case may be, all Lenders that have made similar requests for compensation pursuant to Section 3.01 or 3.04. The Borrower shall (x) pay in full all principal, interest, fees and other amounts owing to such Lender through the date of removal or replacement (including any amounts payable pursuant to Section 3.05), (y) provide appropriate assurances and indemnities (which may include letters of credit) to the L/C Issuer and the Swing Line Lender as each may reasonably require with respect to any continuing obligation to purchase participation interests in any L/C Obligations or any Swing Line Loans then outstanding, and (z) release such Lender from its obligations under the Loan Documents. Any Lender being replaced shall execute and deliver an Assignment and Assumption with respect to such Lender's Commitment and outstanding Credit Extensions. The Administrative Agent shall distribute an amended
         Schedule 2.01, which shall be deemed incorporated into this Agreement, to reflect changes in the identities of the Lenders and adjustments of their respective Commitments and/or Pro Rata Shares resulting from any such removal or replacement.

                  (ii) In order to make all the Lenders' interests in any outstanding Credit Extensions ratable in accordance with any revised Pro Rata Shares after giving effect to the removal or replacement of a Lender, the Borrower shall pay or prepay, if necessary, on the effective date thereof, all outstanding Revolving Loans of all Lenders, together with any amounts due under
         Section 3.05. The Borrower may then request Revolving Loans from the Lenders in accordance with their revised Pro Rata Shares. The Borrower may net any payments required hereunder against any funds being provided by any Lender or Eligible Assignee replacing a terminating Lender. The effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect thereto.

                  (iii)    This section shall supersede any provision in
         Section 10.01 or 10.07 to the contrary.


         (d)      Notwithstanding anything to the contrary contained in this
Section 3.04, unless the Lender gives notice to the Borrower that the Borrower is obligated to pay an amount under this Section 3.04 within 180 days after the later of (x) the date such Lender incurs the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower to the extent the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving notice to the Borrower as provided above that the Borrower is obligated to pay the respective amounts pursuant to this Section. 3.04.

         3.05 FUNDING LOSSES. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any Continuation, Conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, Continue or Convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

         For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Interbank Offered Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable Eurodollar interbank market for Dollars for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         3.06 MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION. A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of demonstrable error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         3.07     SURVIVAL. All of the Borrower's obligations under this
Article III shall survive termination of the Aggregate Commitments and repayment of all Obligations.

                                   ARTICLE IV

                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         4.01 CONDITIONS OF CLOSING. The closing of the credit facilities under this Agreement is subject to satisfaction of the following conditions precedent:

         (a) Unless waived by all the Lenders (or by the Administrative Agent with respect to immaterial matters or items specified in clause (v), (vi) or (xiii) below with respect to which the Borrower has given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Closing Date), the Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing
Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                  (i) executed counterparts of this Agreement and the Facility Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

                  (ii) Revolving Loan Notes executed by the Borrower in favor of each Lender requesting such a Note, each in a principal amount equal to such Lender's Commitment;

                  (iii) a Swing Line Note executed by the Borrower in favor of the Swing Line Lender (if it requests such a Note) in the principal amount of the Swing Line Sublimit;

                  (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the signing Loan Party as the Administrative Agent may require to evidence the identities of and the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

                  (v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is organized and in which its chief executive office is located, including certified copies of each Loan Parties' Organization Documents, certificates of good standing and/or qualification to engage in business;

                  (vi) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there is no event, circumstance, action, suit, investigation or proceeding pending or, to the best knowledge of such Responsible Officer, threatened in any court or before any arbitrator or Governmental Authority since date of the Audited Financial Statements which has or could be reasonably expected to have a Material Adverse Effect, (C) the current Debt Ratings (and including a copy thereof), and (D) as to the matters described in Section 4.01(d);

                  (vii) an opinion or opinions of counsel to each Loan Party in form and substance satisfactory to the Administrative Agent;

                  (viii) the consolidated financial statements of the Borrower and its Subsidiaries for the fiscal years ended 1999, 2000 and 2001, including balance sheets, income and cash flow statements, all audited and opined on by independent certified public accountants of recognized national standing and prepared in conformity with GAAP, and such other financial information as the Administrative Agent may request;

                  (ix) evidence that the Existing Credit Facility has been or concurrently with the Closing Date is being terminated, all indebtedness and obligations of the Borrower incurred thereunder have been, or with the initial Credit Extension hereunder on the Closing Date will be, repaid and the Borrower released from all liability thereunder except such as by their express terms survive such repayment and termination;

                  (x) the 364-Day Revolving Credit Agreement has been executed and delivered by all parties thereto and the conditions set forth in Sections 4.01 and 4.02 thereof as of the Closing Date have been satisfied or waived in accordance with its terms;

                  (xi) amendments to the applications and agreements for issuance of letters of credit pertaining to the Existing Letters of Credit;

                  (xii) a Compliance Certificate signed by a Responsible Officer of the Borrower dated as of the Closing Date demonstrating compliance with the financial covenants contained in Section 7.10 as of the end of the fiscal quarter most recently ended prior to the Closing Date;

                  (xiii)   evidence of all insurance required by the Loan
         Documents;

                  (xiv)    an initial Revolving Loan Notice;

                  (xv)     evidence of the current Debt Ratings; and

                  (xvi) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

         (b) Any fees required to be paid on or before the Closing Date shall have been paid.

         (c) Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

         (d)      In the good faith judgment of the Administrative Agent and the
Lenders:

                  (i) there shall not have occurred or become known to the Administrative Agent or the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Administrative Agent prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;

                  (ii) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Material Adverse Effect; and

                  (iii) the Borrower shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or
         (B) any agreement, document or instrument to which the Borrower or any Subsidiary is a party or by which any of them or their properties is bound.

         4.02 CONDITIONS TO ALL CREDIT EXTENSIONS (OTHER THAN CP BACKUP ADVANCES) AND CONVERSIONS AND CONTINUATIONS. The obligation of each Lender to honor any Revolving Loan Notice (other than CP Backup Advances and a Revolving Loan Notice requesting only a Conversion of Eurodollar Rate Loans to Base Rate Loans) is subject to the following conditions precedent:

         (a) The representations and warranties contained in Article V or in any other Loan Documents shall be true and correct on and as of the date of such Credit Extension, Conversion or Continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension, Conversion or Continuation.

         (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Revolving Loan Notice in accordance with the requirements hereof.

         (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Required Lenders reasonably may require.

         Each Revolving Loan Notice submitted by the Borrower under this
Section 4.02 shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

         4.03 CONDITIONS TO CP BACKUP ADVANCES. The obligation of each Lender to honor any Revolving Loan Notice requesting a CP Backup Advance is subject to the following conditions precedent:

         (a) The representations and warranties contained in Article V, other than Section 5.05(b), or in any other Loan Documents shall be true and correct on and as of the date of such CP Backup Advance, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension, Conversion or Continuation.

         (c) The Administrative Agent shall have received a Revolving Loan Notice in accordance with the requirements hereof certifying that the Borrowing is a CP Backup Advance, which shall constitute the Borrower's certification that the proceeds of the Borrowing requested will be used solely to repurchase commercial paper of the Borrower maturing on or about the date of such requested Borrowing and that the Borrower is unable to issue additional commercial paper to fund such repurchase upon terms set forth in the Borrower's CP Program Documents.

         Each Revolving Loan Notice submitted by the Borrower under this Section
4.03 shall be deemed to be a representation and warranty that the conditions specified in Sections 4.03(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         5.01 EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Each Loan Party (a) is a corporation duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute and deliver, and perform its obligations under, the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Laws.

         5.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which the Person is a party or any order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject; or (c) violate any Law.

         5.03 GOVERNMENTAL AND THIRD-PARTY AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

         5.04 BINDING EFFECT. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.05     FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

         (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

         (b) Since the date of the Audited Financial Statements, there has been no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

         5.06 LITIGATION. Except as specifically disclosed in Schedule 5.06, there are no investigations by any Governmental Authority or actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         5.07 NO DEFAULT. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         5.08 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

         5.09 ENVIRONMENTAL COMPLIANCE. The Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5.10 INSURANCE. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or its Subsidiaries operate.

         5.11 TAXES. Except as set forth in Schedule 5.11, the Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

         5.12     ERISA COMPLIANCE.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         5.13 SUBSIDIARIES. The Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 and has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.

         5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.

         (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

         (b) None of the Borrower, any Person controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         5.15 DISCLOSURE. No statement, information, report, representation, or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with any Loan Document contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5.16 INTELLECTUAL PROPERTY; LICENSES, ETC. The Borrower and its Subsidiaries own, or possess the right to use, all Intellectual Property that is reasonably necessary for the operation of their respective businesses. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary, which is material to business of the Borrower and its Subsidiaries taken as a whole, infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.16, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         5.17 SOLVENCY. The Borrower and its Subsidiaries, taken as a whole, are Solvent after giving effect to the transactions contemplated by the Loan Documents.

                                                                   EXHIBIT 10.1


                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

         6.01 FINANCIAL STATEMENTS. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

         (a) as soon as available, but in any event within 105 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the amounts for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders (it being understood that any of the four largest public accounting firms having its principal place of business in the United States shall be acceptable without approval of the Required Lenders), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any qualifications or exceptions as to the scope of the audit or the going concern status of the Borrower; and

         (b) as soon as available, but in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal, recurring year end adjustments and the absence of certain footnotes.

         6.02     CERTIFICATES; OTHER INFORMATION. Deliver to the
Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

         (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants rendering an opinion on such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default under the financial covenants set forth in Section 7.10 or, if any such Default or Event of Default shall exist, stating the nature and status of such event;

         (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

         (c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports or management letters submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them;

         (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and

         (e) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

         Each document required to be delivered pursuant to Section 6.01(a) or
(b) or Section 6.02(d) shall be deemed to have been delivered on the date on which such document is posted on the Securities and Exchange Commission's website at www.sec.gov (the "SEC Website") or on an Internet website established by the Administrative Agent with Intralinks, Inc. or other similarly available electronic media (each of the foregoing an "Informational Website"); provided that (i) the Borrower shall deliver paper copies of all such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Administrative Agent and each Lender shall be notified by electronic mail of the applicable Informational Website and of the posting of each such document. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above in this paragraph, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

         6.03 NOTICES.     Promptly notify the Administrative Agent and each
Lender:

         (a)      of the occurrence of any Default or Event of Default;

         (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

         (c) of any litigation, investigation or proceeding affecting the Borrower or any Subsidiary in which the amount involved (excluding amounts covered by applicable insurance as to which no reservation of rights is in effect) exceeds the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, could reasonably be expected to have a Material Adverse Effect;

         (d)      of the occurrence of any ERISA Event;

         (e) of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary;

         (f) of any public or private announcement by Moody's or S&P of any change in a Debt Rating or change in outlook as to the Borrower; and

         (g) Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to
Section 6.03(a) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

         6.04 PAYMENT OF OBLIGATIONS. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary;
(b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         6.05 PRESERVATION OF EXISTENCE, ETC. Except in a transaction permitted by Section 7.04 or 7.05, preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, and preserve or renew all of its registered Intellectual Property, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         6.06 MAINTENANCE OF PROPERTIES. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.07 MAINTENANCE OF INSURANCE. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons.


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


         6.08 COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS. Comply in all material respects with the requirements of all Laws and Contractual Obligations applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or Contractual Obligation is being contested in good faith by appropriate proceedings diligently conducted or a bona fide dispute exists with respect thereto or (ii) with respect to Contractual Obligations only, the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         6.09 BOOKS AND RECORDS. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

         6.10 INSPECTION RIGHTS. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower and, prior to an Event of Default, at the expense of the Lenders; provided, however, that when an Event of Default has occurred and is continuing the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

         6.11 COMPLIANCE WITH ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under
Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         6.12     USE OF PROCEEDS. Use the proceeds of the Credit Extensions
(i) for working capital, capital expenditures, and other general corporate purposes not in contravention of any Law or of any Loan Document; (ii) to refinance all indebtedness outstanding under the Existing Credit Facility; and
(iii) to provide CP Backup Advances as commercial paper liquidity.

         6.13 PROTECTED SUBSIDIARIES AND TUPPERWARE FINANCE. (a) Maintain at all times Dart or one of the Protected Subsidiaries as the legal, beneficial and, as applicable, registered or record owner or licensee from a Person other than the Borrower or any Subsidiary of all Material Intellectual Property, (b) cause Tupperware Finance at all times (i) to continue to operate as a principal finance vehicle for the operations of the Borrower and its Subsidiaries located outside of the United States and (ii) to continue to operate its business substantially as heretofore conducted and (c) cause each Guarantor to be at all times a wholly-owned Subsidiary.

         6.14 MAINTAIN PRINCIPAL LINE OF BUSINESS. Maintain on a consolidated basis the principal line of business of the Borrower and its Subsidiaries as it exists on the Closing Date.


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


                                  ARTICLE VII

                               NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         7.01 LIENS. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

         (a)      Liens created or arising pursuant to any Loan Document;

         (b) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby does not increase the maximum outstanding principal amount of such obligations;

         (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business with respect to which the obligation secured thereby is not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

         (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

         (h) Liens securing judgments for the payment of money in an aggregate amount not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer has acknowledged in writing its obligation to cover), unless any such judgment remains undischarged for a period of more than 30 consecutive days during which execution is not effectively stayed;


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


         (i) Liens securing (i) indebtedness of a Subsidiary to the Borrower or a Guarantor, or (ii) Indebtedness of any Subsidiary other than a Dart or a Protected Subsidiary, to any wholly-owned Subsidiary;

         (j) Liens of a consignor of merchandise to the Borrower or any Subsidiary on such consignor's merchandise;

         (k)      Liens in addition to those described in clauses (a) through
(j) above on assets other than equity interests in any Subsidiary securing Indebtedness other than Intercompany Indebtedness (including Indebtedness committed to the Borrower or any Subsidiary but not advanced) in aggregate outstanding principal amount not to exceed $35,000,000 at any time;

         (l) Liens on Receivables subject to Asset Securitizations and any Related Security therefor.

         7.02     INVESTMENTS. Make any Investments, except:

         (a) those permitted by subsections (b) through (g) plus those that are existing on the date hereof and listed on Schedule 7.02;

         (b) Investments held by the Borrower or a Subsidiary in the form of cash equivalents or short-term marketable securities;

         (c) (i) non-cash loans to officers and employees in connection with the acquisition of shares pursuant to the Borrower's management stock purchase plan in transactions that have no net effect on Consolidated Net Worth and (ii) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $25,000,000 (including those existing on the date hereof which are listed on Schedule 7.02 to the extent they are outstanding and advances to officers, directors and employees pursuant to Section 7.02(h)) at any time outstanding;

         (d) Investments of any Subsidiary in the Borrower or of the Borrower or any Subsidiary in another Subsidiary;

         (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services or the sale of real estate in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

         (f)      Permitted Acquisitions;

         (g)      Investments permitted by Section 7.04; and

         (h) other Investments in aggregate outstanding principal amount not to exceed, at any time, $25,000,000.

         7.03 INDEBTEDNESS. Allow or permit any Subsidiary other than Tupperware Finance to create, incur, assume or suffer to exist any Indebtedness other than (a) Indebtedness existing on


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


the date hereof set forth on Schedule 7.03, (b) Contingent Obligations of Dart guaranteeing Senior Indebtedness (other than Contingent Obligations) incurred by the Borrower or Tupperware Finance, or (c) Indebtedness of Subsidiaries other than Protected Subsidiaries, without duplication for any Contingent Obligations permitted hereunder of any Subsidiary guaranteeing or in effect guaranteeing Indebtedness of a Subsidiary, in an aggregate outstanding principal amount (including Indebtedness of such Subsidiaries described on Schedule 7.03) not greater than $100,000,000; provided that any Indebtedness guaranteed by Dart or Tupperware Finance shall be Senior Indebtedness.

         7.04 FUNDAMENTAL CHANGES. Merge, consolidate with or into, or convey, transfer, lease or otherwise Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom:

         (a) any Subsidiary may merge with or sell substantially all its assets (upon voluntary liquidation or otherwise) to the Borrower, provided that, if a merger, the Borrower shall be the continuing or surviving Person;

         (b) any Subsidiary other than Dart or a Protected Subsidiary may merge with or sell substantially all its assets (upon voluntary liquidation or otherwise) to any one or more Subsidiaries, provided that if the seller in a sale of assets transaction is a wholly-owned Subsidiary, then the purchaser must also be a wholly-owned Subsidiary;

         (c) Any Subsidiary of Dart may merge with and into Dart, merge with any other Subsidiary of Dart, or sell substantially all of its assets (upon voluntary liquidation or otherwise) to Dart or another Subsidiary of Dart; provided that if the seller in such sale of assets transaction is a wholly-owned Subsidiary, then the purchaser must be a wholly-owned Subsidiary; and

         (d) Any Subsidiary of Tupperware Finance may merge with and into Tupperware Finance, merge with any other Subsidiary of Tupperware Finance, or sell substantially all of its assets (upon voluntary liquidation or otherwise) to Tupperware Finance or another Subsidiary of Tupperware Finance; provided that if the seller in such sale of assets transaction is a wholly-owned Subsidiary, then the purchaser must be a wholly-owned Subsidiary.

         7.05 SALES OF ASSETS. Sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of Borrower and its Subsidiaries; provided, however, that Borrower or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of Borrower and its Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the Net Proceeds, including proceeds from any Asset Securitization, received from such sale, lease or other disposition shall be used within 365 days of such sale, lease or disposition, in any combination:

         (a) to acquire productive assets used or useful in carrying on the business of Borrower and its Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; or


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


         (b) to prepay or retire commercial paper of Borrower and/or its Subsidiaries or to prepay Outstanding Amounts.

         As used in this Section 7.05, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of Borrower and its Subsidiaries if the book value of all other assets sold, leased or otherwise disposed of by Borrower and its Subsidiaries during any period of 24 consecutive months, exceeds 20% of the book value of Consolidated Total Assets, determined as of the end of the fiscal year immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a "substantial part" any (i) sale or disposition of assets in the ordinary course of business of Borrower and its Subsidiaries, (ii) any transfer of assets from Borrower to a wholly-owned Subsidiary or from any Subsidiary to Borrower, (iii) any Excluded Sale Leaseback Transaction and (iv) any sale or other disposition of the properties listed on Schedule 7.05 hereto.

         7.06 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could reasonably be expected to have a Material Adverse Effect.

         7.07 TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind other than loans described in Section 7.02(c) with any Affiliate of the Borrower, other than for compensation and upon fair and reasonable terms with Affiliates in transactions that are otherwise permitted hereunder no less favorable to the Borrower or Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

         7.08 BURDENSOME AGREEMENTS. Enter into any Contractual Obligation that limits the ability (a) of any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower or (b) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, other than standard and customary negative pledge provisions in property acquired with the proceeds of any capital lease or purchase money financing that extend and apply only to such acquired property.

         7.09 USE OF PROCEEDS. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

         7.10     FINANCIAL COVENANTS.

         (a) Consolidated Net Worth. Permit Consolidated Net Worth as of the end of any fiscal quarter of the Borrower to be less than the sum of (A) $82,000,000, (B) an amount equal to 25% of the Consolidated Net Income earned in each fiscal quarter ending after December 29, 2001 (with no deduction for a net loss in any such fiscal quarter) and (C) an amount equal to 100% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after the date hereof by reason of the issuance and sale of capital stock of the Borrower


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


(including upon any conversion of debt securities of the Borrower into such capital stock) minus (D) a cumulative reduction not to exceed $15,000,000 of Shareholders' Equity resulting from the application of Statements of Financial Accounting Standards No. 142 specifically related to BeautiControl, Inc.

         (b) Interest Coverage Ratio. As of the end of any fiscal quarter, permit the Interest Coverage Ratio computed using the most recent four fiscal quarters then ended to be less than 3.0 to 1.0.

         (c) Leverage Ratio. As of the end of any fiscal quarter, permit the Leverage Ratio computed using the most recent four fiscal quarters to be greater than 3.0 to 1.0.

         7.11 TUPPERWARE FINANCE. Permit at any time Tupperware Finance to engage in any business other than incurring Indebtedness and acting as a finance conduit and related activities for the Borrower and its Subsidiaries located outside the United States.


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                                 ARTICLE VIII

                        EVENTS OF DEFAULT AND REMEDIES

         8.01 EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or any L/C Obligation, or (ii) within three days after the same becomes due interest on any Loan or on any L/C Obligation, or any facility, utilization or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement (i) contained in any of Section 6.03, 6.05 (with respect to maintaining the continued existence of any Loan Party), 6.10, 6.12, 6.13 or 6.14 or Article VII (other than Section 7.07 or 7.08) or (ii) contained in either Section 7.07 or 7.08 and such failure continues for five days; or

         (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice of such default shall have been given to the Borrower by the Administrative Agent; or

         (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

         (e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Contingent Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or
(B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or (iii) there occurs any Event of Default under the 364-Day Revolving Credit Agreement; or

         (f) Insolvency Proceedings, Etc. The Borrower or any of its Subsidiaries institutes or takes any action to indicate its consent to or approval of the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding, or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in this subsection (f); or

         (g) Inability to Pay Debts; Attachment. (i) The Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or

         (h) Judgments. There is entered against the Borrower or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any non-monetary final judgment that has, or could reasonably be expected to have, a Material Adverse Effect and, in either case,
(A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

         (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

         (j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or


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


         (k) Change of Control. There occurs any Change of Control with respect to the Borrower.

         8.02 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the commitment of each Lender to make Loans, the commitment of the Swing Line Lender to make Swing Line Loans, and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

         (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof) plus the Letter of Credit fees payable with respect to such Letter of Credit (calculated at the Applicable Margin then in effect for the period from the date of such cash collateralization until the expiry date of such Letter of Credit); and

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection (f) of Section 8.01, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.


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                                  ARTICLE IX

                              ADMINISTRATIVE AGENT

         9.01     APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.

         (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Required Lenders to act for the L/C Issuer with respect thereto; provided, however, that the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this
Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

         9.02 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         9.03 LIABILITY OF ADMINISTRATIVE AGENT. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

         9.04     RELIANCE BY ADMINISTRATIVE AGENT.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         9.05 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided, however, that unless and until the Administrative Agent has received any such direction, the


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Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         9.06 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE AGENT. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Affiliates which may come into the possession of any Agent-Related Person.

         9.07 INDEMNIFICATION OF ADMINISTRATIVE AGENT. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs and the costs and expenses incurred in connection with the use of Intralinks, Inc. or other comparable information transmission systems in connection with this Agreement) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of


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rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Aggregate Commitments, the payment of all Obligations hereunder and the resignation of the Administrative Agent.

         9.08 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Affiliates as though Bank of America were not the Administrative Agent or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the L/C Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         9.09 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders; provided that any such resignation by Bank of America shall also constitute its resignation as L/C Issuer and Swing Line Lender. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, L/C Issuer and Swing Line Lender and the respective terms "Administrative Agent," "L/C Issuer" and "Swing Line Lender" shall mean such successor administrative agent, Letter of Credit issuer and swing line lender, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated and the retiring L/C Issuer's and Swing Line Lender's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring L/C Issuer or Swing Line Lender or any other Lender, other than the obligation of the successor L/C Issuer to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative


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Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         9.10 OTHER AGENTS; LEAD MANAGERS. None of the Lenders identified on the facing page or signature pages of this agreement as a "Syndication Agent," "Co-Agent," "Lead Manager," or "Arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


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                                   ARTICLE X

                                 MISCELLANEOUS

         10.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall, unless in writing and signed by each of the Lenders directly affected thereby and by the Borrower, and acknowledged by the Administrative Agent, do any of the following:

         (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02);

         (b) extend or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

         (d) change the percentage of the Aggregate Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

         (e)      change the Pro Rata Share or Voting Percentage of any Lender;
or

         (f) amend this Section, or Section 2.13, or any provision herein providing for consent or other action by all the Lenders;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Required Lenders or each directly-affected Lender, as the case may be, affect the rights or duties of the L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Required Lenders or each directly-affected Lender, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or each directly-affected Lender, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the


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Agent/Arranger Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto. Notwithstanding anything to the contrary herein, any Lender that has a Voting Percentage of zero shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

         10.02    NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed (via certified mail, postage prepaid with return receipt requested), faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02; or, in the case of the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of
(i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient (which need not be any natural person to whose attention such communication is directed, in the case of communications to Persons other than natural Persons); (B) if delivered by mail, when delivered; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent, the L/C Issuer and the Swing Line Lender pursuant to
Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.02, or to such other number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 6.02, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Revolving


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Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.04 ATTORNEY COSTS, EXPENSES AND TAXES. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all reasonable costs and expenses incurred in connection with the development, due diligence, preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs and the costs and expenses incurred in connection with the use of Intralinks, Inc. or other similar information transmission systems in connection with this Agreement, and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

         10.05 INDEMNIFICATION BY THE BORROWER; LIMITATION OF LIABILITY. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, the Arrangers, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in


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connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit),
(c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee or as shall have resulted from any claim asserted against an Indemnitee by another Indemnitee. The Borrower agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it or any of its Subsidiaries, security holders or creditors as a result for any action taken or not taken by it arising out of, related to or taken in connection with any Loan Document or the consummation of the transactions contemplated hereby or the actual or proposed use of Loan or Letter of Credit proceeds, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from the gross negligence or willful misconduct of such Indemnitee, and in no event shall any Indemnitee be liable thereto for special, consequential, punitive or indirect damages. Without limitation of the foregoing, no Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through Intralinks or other comparable electronic transmission systems utilized in connection with the credit facilities provided hereunder. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. All amounts due under this Section
10.05 shall be payable within ten Business Days after demand therefor.

         10.06 PAYMENTS SET ASIDE. To the extent that the Borrower makes a payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or paid by the Administrative Agent, plus interest thereon


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from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect.

         10.07    SUCCESSORS AND ASSIGNS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and participations in Swing Line Loans) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans and the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of Swing Line Loans, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this


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subsection shall be treated for purposes of this Agreement as a sale by such
Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant or (ii) reduce the principal, interest, fees or other amounts payable to such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to Section
2.13 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 10.15 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve

Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund that invests in bank loans may create a security interest in all or any portion of the advances owing to it and the Note or Notes held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and
(ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

         (h) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days' notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon five Business Days' notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. Bank of America shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Swing Line Lender to make Swing Line Loans or the Lenders to make Revolving Loans or fund participations in the manner set forth in Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Revolving Loans or fund participations in outstanding Swing Line Loans in the manner set forth in Section 2.04(c).

         10.08 CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower; (g) with the consent of the

Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         10.09 SET-OFF. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         10.10 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         10.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.12 INTEGRATION. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         10.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         10.14 SEVERABILITY. Any provision of this Agreement and the other Loan Documents to which the Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.15 TAX FORMS. (a) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (i) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such

Person by the Borrower pursuant to this Agreement, (ii) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (iii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

         (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

         (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all Obligations and the resignation of the Administrative Agent.

         10.16    GOVERNING LAW.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE
ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF

ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         10.17 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


                       [Signatures on following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    TUPPERWARE CORPORATION

                                    By:      /s/ Thomas M. Roehlk
                                       ----------------------------------------
                                    Name:    Thomas M. Roehlk
                                    Title:   Senior Vice President,
                                             General Counsel and Secretary


                               Signature Page - 1

                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent

                                    By:      /s/ David L. Catherall
                                       ----------------------------------------
                                    Name:    David L. Catherall
                                    Title:   Vice President


                               Signature Page - 2

                                    BANK OF AMERICA, N.A., as a Lender,
                                    L/C Issuer and Swing Line Lender


                                    By:      /s/ David L. Catherall
                                       ----------------------------------------
                                    Name:    David L. Catherall
                                    Title:   Vice President


                               Signature Page - 3

                                    CITIBANK, N.A.

                                    By:      /s/ David L. Harris
                                       ----------------------------------------
                                    Name:    David L. Harris
                                    Title:   Vice President


                               Signature Page - 4

                                    FLEET NATIONAL BANK

                                    By:      /s/ Mario F. Teixeira
                                       ----------------------------------------
                                    Name:    Mario F. Teixeira
                                    Title:   Vice President


                               Signature Page - 5

                                    JP MORGAN CHASE BANK

                                    By:      /s/ Patrick H. Fallon
                                       ----------------------------------------
                                    Name:    Patrick H. Fallon
                                    Title:   SVP/Regional Manager


                               Signature Page - 6

                                    THE NORTHERN TRUST COMPANY

                                    By:      /s/ Tracy J. Toulouse
                                       ----------------------------------------
                                    Name:    Tracy J. Toulouse
                                    Title:   Vice President


                               Signature Page - 7

                                    ABN AMRO BANK N.V.

                                    By:      /s/ Heidi-Anne Sandquist
                                       ----------------------------------------
                                    Name:    Heidi-Anne Sandquist
                                    Title:   Vice President


                                    By:      /s/ Christopher M. Plumb
                                       ----------------------------------------
                                    Name:    Christopher M. Plumb
                                    Title:   Vice President


                               Signature Page - 8

                                    THE NORINCHUKIN BANK, NEW YORK BRANCH



                                    By:      /s/ Fumiaki Ono
                                       ----------------------------------------
                                    Name:    Fumiaki Ono
                                    Title:   General Manager


                               Signature Page - 9

                           BANK HAPOALIM, B.M.

                           By:   /s/ Michael J. Byrne  /s/ Thomas J. Hepperle
                              -------------------------------------------------
                           Name:  Michael J. Byrne         Thomas J. Hepperle
                           Title: VP-SR Lending Officer    Vice President


                              Signature Page - 10

                                          MIZUHO CORPORATE BANK, LIMITED



                                          By: /s/ Kotaro Suzuki
                                             ----------------------------------
                                          Name: Kotaro Suzuki
                                          Title: Vice President


                              Signature Page - 11

                                          BANCA NAZIONALE DEL LAVORO S.P.A.,
                                          NEW YORK BRANCH



                                          By: /s/ Juan J. Cortes
                                             ----------------------------------
                                          Name: Juan J. Cortes
                                          Title: Vice President



                                          By: /s/ Leonardo Valentini
                                             ----------------------------------
                                          Name: Leonardo Valentini
                                          Title: First Vice President


                              Signature Page - 12

                                          KBC BANK N.V.



                                          By: /s/ Robert Snauffer
                                             ----------------------------------
                                          Name: Robert Snauffer
                                          Title: First Vice President



                                          By: /s/ Eric Raskin
                                             ----------------------------------
                                          Name: Eric Raskin
                                          Title: Vice President


                              Signature Page - 13

                                                                   SCHEDULE 1.01

                           EXISTING LETTERS OF CREDIT

Letter of Credit
    Number                   Stated Amount                   Expiry Date                Beneficiary
----------------             -------------                   -----------                -----------
   3028664                $      1,596,000.00                 8/31/2002           Lumbermens Mutual Casualty
                                                                                  Company
   3033822                $      1,000,000.00                 5/31/2002           The Travelers Indemnity
                                                                                  Company
   3038010                     4,000,000 euro                 5/31/2002           Commerzbank
                                                                                  Aktiengesellschaft
                          $US   (3,489,600.00)
   3047683                $      1,208,688.26                  4/5/2003           Lowe's Home Centers

                                                                   SCHEDULE 2.01

                                   COMMITMENTS
                               AND PRO RATA SHARES

                       LENDER                                         COMMITMENT                    PRO RATA SHARE
                       ------                                         ----------                    --------------
Bank of America, N.A.                                               $ 21,000,000                     14.000000000%

Citibank, N.A.                                                        21,000,000                     14.000000000%

Fleet National Bank                                                   18,000,000                     12.000000000%

JP Morgan Chase Bank                                                  18,000,000                     12.000000000%

The Northern Trust Company                                            15,000,000                     10.000000000%

ABN AMRO Bank N.V.                                                    12,000,000                      8.000000000%

The Norinchukin Bank, New York Branch                                  9,000,000                      6.000000000%

Bank Hapoalim, B.M.                                                    9,000,000                      6.000000000%

Mizuho Corporate Bank, Limited                                         9,000,000                      6.000000000%

Banca Nazionale Del Lavoro S.p.A., New York Branch                     9,000,000                      6.000000000%

KBC Bank N.V.                                                          9,000,000                      6.000000000%

Total                                                               $150,000,000                    100.000000000%

                                                                   SCHEDULE 5.06

                                   LITIGATION

                                      None.

                                                                   SCHEDULE 5.09

                              ENVIRONMENTAL MATTERS

                                      None.

                                                                   SCHEDULE 5.11

                                   TAX MATTERS

                                      None.

                                                                   SCHEDULE 5.13

                                  SUBSIDIARIES
                          AND OTHER EQUITY INVESTMENTS

Part (a)          Subsidiaries

(As of March 21, 2002)

The following subsidiaries are wholly owned by Tupperware Corporation or a subsidiary of Tupperware Corporation (degree of remoteness from the registrant is shown by indentations).

Tupperware Corporation
      Dart Industries Inc.
              Tupperware Espana, S.A.
                    Tupperware, Industria Lusitana de Artigos Domesticos,
                      Limitada
                          Tupperware (Portugal) Artigos Domesticos, Lda.
              Deerfield Land Corporation
              Tupperware Far East, Inc.
              Tupperware Turkey, Inc.
              Dart Far East Sdn. Bhd.
              Dart de Venezuela, C.A.
              Tupperware Colombia S.A.
              Dart do Brasil Industria e Comercio Ltda.
                     Daypar Participacoes Ltda
                     Academia de Negocios S/C Ltda.
              Tupperware Hellas S.A.I.C.
              Tupperware Del Ecuador Cia. Ltda.
              Dart Industries Hong Kong Limited
              Dart Industries (New Zealand) Limited
              Tupperware New Zealand Staff Superannuation Plan
              Dart, S.A. de C.V.
              Servicios Especializados de Arrendamiento en Latinoamerica S.A.
                 de C.V.
              Dartco Manufacturing Inc.
              Premiere Products, Inc.
                     Premiere Korea Ltd.
                            Premiere Marketing Company
                     Exportadora Lerma, S.A. de C.V.
                     Tupperware Australia Pty. Ltd.
                     Tupperware Singapore Pte. Ltd.
                     Newco Logistica e Participacoes Ltda.
                           Centro de Distribuicao RS Ltda.
                           Distribuidora Comercial Nordeste de Produtos
                              Plasticos Ltda.
                           Distribuidora Comercial Paulista de Plasticos Ltda. Centro de Distribuicao Mineira de Produtos de
                              Plastico Ltda.
                           Distribuidora Esplanada de Produtos Plasticos Ltda. Corcovado-Plast Distribuidora de Artigos Domesticos
                              Ltda.
                           Distribuidora Baiana de Produtos Plasticos Ltda

                           Uniao Norte Distribuidora de Produtos Plasticos Ltda Eixo Sul Brasileiro de Artigos Domesticos Ltda. Centro Oeste Distribuidora de Produtos Plasticos
                              Ltda.
              Premiere Manufacturing, Inc.
              Tupperware U.S., Inc.
                    Tupperware Distributors, Inc.
                    Tupperware Factors Inc.
                    Tupperware.com, Inc.
              Tupperware Canada Inc.
              Dart Staff Superannuation Fund Pty Ltd.
              Importadora Y Distribuidora Importupp Limitada
              Tupperware Iberica S.A.
              Tupperware (Thailand) Limited
              Tupperware Uruguay S.A.
              Dart Executive Pension Fund Limited
              Dart Pension Fund Limited
              Tupperware U.K. Holdings, Inc.
              The Tupperware Foundation
              Tupperware Products, Inc.
              Tupperware de El Salvador, S.A. de C.V.
              Tupperware del Peru S.R.L.
              Dart Holdings, S. de R.L.
              Tupperware Honduras, S. de R.L.
              Tupperware de Costa Rica, S.A.
              Tupperware de Guatemala, S.A.
              Asociacion Nacional de Distribuidores de Productos Tupperware,
                 A.C.
              Tupperware International Holdings Corporation
                    Tupperware International Holdings BV
                          Tupperware Israel Ltd.
                          Tupperware Belgium N.V.
                                Tupperware France S.A.
                          Tupperware Polska Sp.zo.o
                          Dart Argentina S.A.
                                TWP S.A.
                          Tupperware Asia Pacific Holdings Private Limited Tupperware India Private Limited
                          Tupperware China, LLC
                                Tupperware (China) Company Limited
                          Dart (Philippines), Inc.
                                Tupperware Realty Corporation
                                Tupperware Philippines, Inc.
                          Tupperware Holdings B.V.
                                Tupperware Services GmbH
                                Tupperware, Ltd.
                                Tupperware Nederland Properties B.V.
                                      Tupperware Nederland B.V.
                                            Tupperware Deutschland GmbH
                                            Tupperware Osterreich G.m.b.H.
                                      Tupperware Southern Africa (Proprietary)
                                         Limited

                                Tupperware Products B.V.
                                Tupperware (Suisse) SA
                                Tupperware Products S.A.
                                Tupperware d.o.o.
                                Tupperware Bulgaria EOOD
                                Tupperware Eesti OU
                                UAB "Tupperware"
                                SIA Tupperware Latvia
                                Tupperware Luxembourg S.ar.l.
                                Tupperware Slovakia s.r.o.
                                Tupperware Morocco
                                Tupperware Asset Management Sarl
                                      Diecraft Australia Pty. Ltd.
                                Tupperware Egypt Ltd
                          Tupperware East Africa Limited
                          Tupperware Italia S.p.A.
                          Tupperware General Services N.V.
                          Japan Tupperware Co., Ltd.
                          Tupperware Trading Ltd.
                          Tupperware Czech Republic, spol. s.r.o.
                          Tupperware United Kingdom & Ireland Limited
                          Tupperware Nordic A/S
                          Tupperware Global Center SARL
            Tupperware Panama, S.A.
            Dart Manufacturing India Pvt. Ltd.
            Premiere Products Mexico, S. de R.L.
                   BeautiControl Mexico, S. de R.L.
            PT Imawi Benjaya
     Tupperware Finance Holding Company B.V.
           Tupperware Finance Company B.V.
     Tupperware Holdings Corporation
     Tupperware Home Parties Corporation
     Tupperware Export Sales, Ltd.
     Tupperware Services, Inc.
     Tupperware Holdings Ltd.
     BeautiControl, Inc.
            BC International Cosmetic & Image Services, Inc. BeautiControl Canada, Ltd.
            BeautiControl International, Inc.
            BeautiControl International Services, Inc.
            BeautiControl Asia Pacific Inc.
                   BeautiControl Hong Kong, Inc.
                   BeautiControl Japan, Inc.
                   BeautiControl Taiwan, Inc.
            Eventus International, Inc.
            JLH Properties, Inc.
            BeautiControl Cosmeticos do Brasil Ltda.
    International Investor, Inc.

Part (b)          Other Equity Investments

                  Note 1. None that are material. Tupperware occasionally will receive shares in a company in the ordinary course of business (a creditor becomes bankrupt, a "mutual" insurance company becomes "publicly owned", etc.) These shares would typically be sold for cash as soon as practical.

                                                                   SCHEDULE 5.16

                          INTELLECTUAL PROPERTY MATTERS

                                      None.

                                                                   SCHEDULE 7.01

                                 EXISTING LIENS

                                                                                            Approximate Amount
                                                             Unit/Location                   (USD Equivalent)
8.33% Mortgage Note on Dallas, Texas Building        JLH Properties, BeautiControl           $  5,504,000.00

2 Liens on Manufacturing Building - Contingent       Premiere Korea Ltd.                     $ 13,350,000.00
Tax Assessment

Leased Computer Equipment (Capital Leases)           Czech Republic                          $     31,000.00

Leased Computer Equipment, Manager Cars              Poland                                  $     52,000.00

Leased Computer Equipment, IBM Suisse                Tupperware Products S.A.                $  2,071,000.00
                                                     Fribourg, Switzerland

Intercompany Sale/Lease-Back of                      Hemingway, South Carolina                           N/A
Manufacturing Equipment (Note 1)

Intercompany Sale/Lease-Back of                      France, Belgium                                     N/A
Mold Equipment (Note 2)

Note 1: This transaction is structured such that the lease payments are made and received by subsidiaries of the Borrower. Therefore, the capital lease obligation is eliminated in consolidation under U.S. GAAP.

Note 2: The seller (lessee) and the buyer (Lessor) are both subsidiaries of the Borrower. The amount is shown as N/A since the capital lease obligation is eliminated in consolidation under U.S. GAAP.

                                                                   SCHEDULE 7.02

                              EXISTING INVESTMENTS

Loans/Receivables from Goings                                        $7,483,360

Numerous Equity Investments in Various Tupperware
Subsidiaries, disclosed in Schedule 5.13

Numerous Intercompany loans to/from subsidiaries
Of the Borrower

Numerous guarantees by the Borrower of obligations of Tupperware subsidiaries' obligations to third parties

Various extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services or the sale of real estate in the ordinary course of business as disclosed in the Consolidated Balance Sheet.

Note 1. Loans/Receivables from Certain Executives and Directors Related to the Management Stock Purchase Program are excluded from this Schedule. These are non-cash loans, and are excluded according to Section 7.02 (c).

                                                                   SCHEDULE 7.03

                              EXISTING INDEBTEDNESS

(Presented on a Consolidated basis, with intercompany debt eliminated in accordance with U.S. GAAP)

                                                                                                             Approx. Amount
                                                                                                              at 3/30/2002
Description                             Borrower                           Guarantor(s)                       (USD Equiv)
7.05% Notes due 2003              Tupperware Finance Co. BV          Tupperware Corporation                   $  15,000,000

7.25% Notes due 2006              Tupperware Finance Co. BV          Tupperware Corporation                   $ 100,000,000

8.33% Mortgage Note               JLH Properties                     BeautiControl Inc.                       $   5,504,000
     due 2009                                                        Tupperware Corporation

7.91% Notes due 2011              Tupperware Finance Co. BV          Tupperware Corporation                   $ 150,000,000
                                                                     Dart Industries Inc. (Note 1)

Commercial Paper Notes            Tupperware Corporation                                                      $ 125,983,000

Capital Lease - IBM Suisse        Tupperware Products S.A.           Tupperware Corporation                   $   1,245,000

Bank debt - Italy                 Tupperware Italy                   Tupperware Corporation                   $     557,000

Bank debt - Greece                Tupperware Greece                  Tupperware Corporation                   $     220,000

Bank debt -  France               Tupperware France                  Tupperware Corporation                   $   2,919,000

Bank debt - Germany               Tupperware Germany                 Tupperware Corporation                   $   6,714,000

Bank debt - Japan                 Tupperware Japan                   Tupperware Corporation                   $   1,835,000

Bank debt - Taiwan                Tupperware Taiwan                  Tupperware Corporation                   $   1,142,000

Bank debt - India                 Tupperware India                   Tupperware Corporation                   $     632,000

Bank debt - Mexico                Dart SA de CV                      Tupperware Corporation                   $   2,252,000

Other                             various                                                                     $   2,570,000
                                                                                                              -------------

Total                                                                                                         $ 416,573,000

Note 1: Under the terms of the 7.91% Notes due 2011, if Dart Industries Inc. offers its guarantee to the Revolving Credit Facility, it must also provide its guarantee to these note holders.

                                                                   SCHEDULE 7.05

                                EXCLUDED PROPERTY

Location                                             Description
Halls, Tennessee Building, Real Estate               703,229 Square Feet of building space on
South West Corner Beech Bluff Road &                 approx. 65 acres plus 19 acres of surplus
  Old Highway 51 South                               land.
AKA State Route 88, AKA Church Street
Halls, Lauderdale County, Tennessee

Orange County, Florida                               Undeveloped real estate. Adjacent to the
Frontage on S. Orange Blossom Trail                  Osceola Co. Corporate Center, described
Orlando, Florida 32837                               below. Approx. 262 gross acres.

Osceola County, Florida                              Osceola Co. Corporate Center. Approx 929 gross
Frontage on S. Orange Blossom Trail,                 acres. Zoned for Commercial Development.
John Young Pkway, and Osceola Pkway                  Actively seeking buyers. Some parcels under
Orlando, Florida                                     sales contracts.

Convention Center Building, Real Estate              Approx. 2,000 seat Theatre. Approx. 23,600 sq. ft.
South Portion of the Tupperware                      Banquet/Exhibit hall. Adjacent property, including
Headquarters property                                25,000 sq. ft. Plaza plus significant undeveloped
14901 S. Orange Blossom Trail                        real estate.
Orlando, Florida 32837

Manufacturing Facility/Warehouse/Office Space        Approx. 224,000 sq. ft. plus adjacent real estate.
21 Lysterfield Road
Ferntree Gully
Victoria 3156 Australia

Manufacturing/Warehouse/ Office Space                Largely idle facility.  Acreage of approx.
Ruta 1001 - Km. 8/C.C. 255                           255,000 sq. metres. Building covers approx.
2930 San Pedro, Prov. Buenas Aires                   19,056 sq. metres.
Argentina

Manufacturing/Office Space/Warehouse                 Under contract. Closing expected in 2002.
Carretera A Barajas, Km. 1,100                       Building is approx. 12,000 sq. meters. Approx.
E-28100 Alcobendas                                   40,000 sq. meters total acreage.
Madrid, Spain

Manufacturing/Office Space/Warehouse                 Production, office, and storage facilities
Estrada da Ilha No. 870                              with adjacent real estate.
CEP 23020-230
Rio de Janeiro - RJ
Brazil

                                                                  SCHEDULE 10.02

                                LENDING OFFICES,
                              ADDRESSES FOR NOTICES

TUPPERWARE CORPORATION
14901 S. Orange Blossom Trail
Orlando, FL  32802-2353
Attn: Thomas M. Roehlk
      Telephone: 407.826.____
      Facsimile: 407.826.____
      Electronic Mail: tomroehlk@tupperware.com

BANK OF AMERICA
Administrative Agent's Office and Bank of America's Lending Office (for payments and Requests for Credit Extensions): Bank of America, N.A.
1850 Gateway Boulevard, 5th Floor
CA4-706-05-09
Concord, California 94520
Attention: Myrna Lara
Telephone: 925.675.8391
Facsimile: 888 969.2786
Electronic Mail: Myrna.Lara@bankofamerica.com
Account No.: 3750836479
Ref: Tupperware Corporation
ABA# 111000012

L/C Issuer for Standby Letters of Credit:

Bank of America, N.A.
Trade Operations-Los Angeles #22621
333 S. Beaudry Avenue, 19th Floor
Mail Code: CA9-703-19-23
Los Angeles, CA 90017-1466
Attention: Sandra Leon
           Vice President
           Telephone: 213.345.5231
           Facsimile: 213.345.6694
           Electronic Mail: Sandra.Leon@bankofamerica.com

L/C Issuer for Commercial Letters of Credit:

Bank of America, N.A.
Agency Management
101 North Tryon Street
Mail Code: NC1-001-08-19
Charlotte, North Carolina 28255
Attention: Anne-Brooke Lazorik
           Assistant Vice President
           Telephone: 704.387.5453
           Facsimile: 704.386.3324
           Electronic Mail: Annebrooke.Lazorik@bankofamerica.com

Other Notices as Administrative Agent:

Bank of America, N.A.
Agency Management

Gary G. Flieger
VP; Credit Services Team Lead II
Agency Management

Bank of America
Mail Code: CA5-701-05-19
1455 Market St
San Francisco, CA 94103-1399
Phone: 415.436.3484
Fax: 415.503.5005
Internet: gary.flieger@bankofamerica.com

Other Notices as a Lender:

Bank of America, N.A.

David L. Catherall
Vice President
Consumer/Retail

Bank of America
Mail Code:
231 South LaSalle Street
Chicago, IL 60604
Phone: 312.828.7169
Fax: 312.987.1276
Internet: david.l.catherall@bankofamerica.com

OTHER LENDERS

Requests for Credit Extensions:

CITIBANK, N.A.
2 Penns Way, Suite 200
Newark, New Jersey 19720
Attn: Lisa M. Rodriguez
Telephone: 402.894.6070
Facsimile: 402.894.6120
Electronic Mail: lisa.m1.rodriguez@citi.com
Account No. 40580628
Ref: Tupperware Corporation
ABA# 021000089

Notices (other than Requests for Credit Extensions):

CITIBANK, N.A.
400 Perimeter Center Terrace
Suite 600
Atlanta, Georgia 30346
Attn: Kirk Lakeman
Telephone: 770.668.8120
Facsimile: 770.668.8137
Electronic Mail: kirk.lakeman@citi.com

Requests for Credit Extensions:

FLEET NATIONAL BANK

100 Federal Street
Boston, Massachusetts 02110
Attn: Ruth Barragan
      Loan Administrator
Telephone: 617.434.2801
Facsimile: 617.434.0800
Electronic Mail: ruth.b.barragan@fleet.com
Account No. 56-1510351-66156
Account Name: Commercial Loan Services
Ref: Tupperware Corporation
ABA# 011000138

Notices (other than Requests for Credit Extensions):

FLEET NATIONAL BANK

100 Federal Street
Boston, Massachusetts 02110
Attn: Mario F. Tiexeira
      Relationship Manager
Telephone: 617.434.5275
Facsimile: 617.434.0601
Electronic Mail: mario.f.tiexeira@fleet.com
Ref: Tupperware Corporation

Requests for Credit Extensions:

JP MORGAN CHASE BANK

4 Metrotech Center, 22nd Floor
Brooklyn, New York 11245
Attn: Charles Swarns
      Vice President
Telephone: 718.242.3792
Facsimile: 718.242.3846
Electronic Mail: charles.swarns@chase.com
Account No. ______________
Ref: Tupperware Corporation
ABA# 021000021

Notices (other than Requests for Credit Extensions):

JP MORGAN CHASE BANK

4 Metrotech Center, 22nd Floor
Brooklyn, New York 11245
Attn: Charles Swarns
      Vice President
Telephone: 718.242.3792
Facsimile: 718.242.3846
Electronic Mail: charles.swarns@chase.com
Ref: Tupperware Corporation

Requests for Credit Extensions:

THE NORTHERN TRUST COMPANY

50 S. LaSalle
Chicago, Illinois 60675
Attn: Linda Honda
      Commercial Loans
Telephone: 312.333.3532
Facsimile: 312.630.1566
Electronic Mail: __________@__________
Bank: The Northern Trust Bank
Account No. 5186401000
Ref: Tupperware Corporation
ABA# 071000152

Notices (other than Requests for Credit Extensions):

THE NORTHERN TRUST COMPANY

50 S. LaSalle, 11th Floor
Chicago, Illinois 60675
Attn: John Burda
Telephone: 312.444.3455
Facsimile: 312.444.5055
Electronic Mail: __________@__________

Requests for Credit Extensions:

ABN AMRO BANK N.V.
208 South LaSalle Street
Suite 1500
Chicago, Illinois 60604-1003
Attn: Loan Administration
Telephone: 312.992.5152
Facsimile: 312.992.5158
Electronic Mail: cpu.team.a@abnamro.com
Account No. 650-001-1789-41
Ref: CPU (00418463) (Tupperware)
ABA# 026009500
F/O ABN AMRO Bank, N.V.

Notices (other than Requests for Credit Extensions):

ABN AMRO BANK N.V.
208 South LaSalle Street
Suite 1500
Chicago, Illinois 60604-1003
Attn: Credit Administration
Telephone: 312.992.5110
Facsimile: 312.992.5111
Electronic Mail: sherry.manning@abnamro.com

With a copy to:

ABN AMRO Bank N.V.
55 East 52nd Street
New York, New York 10055
Attn: Heidi Sandquist
Telephone: 212.409.1481
Facsimile: 212.409.1641

THE NORINCHUKIN BANK, NEW YORK BRANCH

245 Park Avenue, 29th Floor
New York, New York 10167
Attn: Connie AuYoung
      Assistant Vice President
Telephone: 212.949.7188/7189
Facsimile: 212.697.5754
Electronic Mail: cauyoung@nochubank.or.jp
Account No. 544-7-72711
Ref: Tupperware Corporation
Bank: The Chase Manhattan Bank
      New York, New York
ABA# 021000021
Account Name: The Norinchukin Bank

Notices (other than Requests for Credit Extensions):

THE NORINCHUKIN BANK, NEW YORK BRANCH

245 Park Avenue 29th Floor
New York, New York 10167
Attn: Patrick Ishii
      Vice President
Telephone: 212.697.1717
Facsimile: 212.697.5754
Electronic Mail: kishii@nochubank.or.jp

Requests for Credit Extensions:

BANK HAPOALIM B.M.

225 North Michigan Avenue
Suite 900
Chicago, Illinois 60601
Attn: Romona Sandoval
      Loan Administrator
Telephone: 312.228.6452
Facsimile: 312.___.____
Electronic Mail: __________@__________
Account No. 1756-00-00
Ref: Tupperware Corporation
ABA# 071002370
Bank: Bank Hapoalim-Chicago (BK HAPOALIM CHGO)
Attn: C/L Dept.

Notices (other than Requests for Credit Extensions):

BANK HAPOALIM B.M.

225 North Michigan Avenue
Suite 900
Chicago, Illinois 60601
Attn: Michael J. Byrns
      Vice President, Senior Lending Officer
Telephone: 312.228.6410
Facsimile: 312.___.____
Electronic Mail: __________@__________

Requests for Credit Extensions:

MIZUHO CORPORATE BANK, LIMITED

1251 Avenue of the Americas
New York, New York 10020-1104
Attn: Wanda Arizmendi or Mirian Zambrano
      Credit Administration Department
Telephone: 212.282.4076
Facsimile: 212.282.4479/4480
Electronic Mail: __________@__________
Bank: Mizuho Corporate Bank, Limited
ABA# 026008345
Attn: Credit Administration
Ref: Tupperware Corporation

Notices (other than Requests for Credit Extensions):

MIZUHO CORPORATE BANK, LIMITED

191 Peachtree Street, N.E.
Suite 3825
Atlanta, Georgia 30303-1757
Attn: Michael S. Harvey
      Vice President
Telephone: 404.524.8770, Ext. 107
Facsimile: 404.524.8509
Electronic Mail: mharvey@jbjus.com

Requests for Credit Extensions:

BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

25 West 51st Street
New York, New York 10019
Attn: Anna Hernandez
Telephone: 212.314.0679
Facsimile: 212.765.2978
Electronic Mail: __________@__________
Bank: Chase Manhattan Bank, New York
ABA# 021000021
For A/C BNL New York Branch
A/C# 001-1-465457
Ref: Tupperware Corporation

Notices (other than Requests for Credit Extensions):

BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

25 West 51st Street
New York, New York 10019
Attn: Juan Cortes
      Vice President
Telephone: 212.314.0295, Ext. 107
Facsimile: 212.765.2978
Electronic Mail: juan.cortes@hotmail.com

Requests for Credit Extensions:

KBC BANK N.V.

125 West 55th Street
New York, New York 10019
Attn: Robert Pacific
      Loan Administration
Telephone: 212.541.0671
Facsimile: 212.956.5681
Electronic Mail: __________@__________
Bank: Federal Reserve Bank
ABA# 026008248
Account Name: KBC Bank N.V., New York Branch
Ref: Tupperware Corporation

Notices (other than Requests for Credit Extensions):

KBC BANK N.V.

245 Peachtree Center Avenue
Suite 2550
Atlanta, Georgia 30303
Attn: Steven Bennett
      Vice President
Telephone: 404.584.5466
Facsimile: 404.584.5165
Electronic Mail: __________@__________

                                                                       EXHIBIT A

                          FORM OF REVOLVING LOAN NOTICE

                                                        Date: ___________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Multi-Year Credit Agreement, dated as of April 30, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Tupperware Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The undersigned hereby requests (select one):

         [ ] A Borrowing of Revolving Loans           [ ] A Conversion of Loans

         [ ] A Continuation of Loans

         1.       On __________________ ___, 20___ (a Business Day).

         2. In the amount of $____________________. (Note: Minimum of $5,000,000 and multiples of $1,000,000 for Eurodollar Rate Loans; minimum of $1,000,000 and multiples of $100,000 for Base Rate Loans)

         3.       Comprised of: [ ] Base Rate Loan
                                [ ] Eurodollar Rate Loan

         4. For Eurodollar Rate Loans: with an Interest Period of __________ months.

         5.       The Borrowing (select one) is [ ] is [ ] not a CP Backup
Advance.

         The Borrowing requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.

         The matters set forth in (x) Section 4.02(a) and (b) in the case of any Borrowing that is not a CP Backup Advance and (y) Section 4.03(a) and (b) in the case of any CP Backup Advance, are true, correct and complete as of the date hereof and with respect to the requested Credit Extension.

                                          TUPPERWARE CORPORATION



                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                                                       EXHIBIT B

                         FORM OF SWING LINE LOAN NOTICE

                                                        Date: ___________, _____

To:      Bank of America, N.A., as Swing Line Lender
         Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Multi-Year Credit Agreement, dated as of April 30, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Tupperware Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The undersigned hereby requests a Swing Line Loan:

         1.       On ____________________ (a Business Day).

         2.       In the amount of $__________. (Minimum of $1,000,000)

         The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

         The matters set forth in (x) Section 4.02(a) and (b) in the case of any Borrowing that is not a CP Backup Advance and (y) Section 4.03(a) and (b) in the case of any CP Backup Advance, are true, correct and complete as of the date hereof and with respect to the requested Credit Extension.

                                          TUPPERWARE CORPORATION



                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                                                     EXHIBIT C-1

                           FORM OF REVOLVING LOAN NOTE

                                                         Date: __________, _____

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _____________________________ (the "Lender"), on the
Maturity Date (as defined in the Credit Agreement referred to below) the Lender's Commitment, or such lesser principal amount of Revolving Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Multi-Year Credit Agreement, dated as of April 30, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars, in Same Day Funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Revolving Loan Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.


                                      C-1-1

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          TUPPERWARE CORPORATION



                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                                      C-1-2

                REVOLVING LOANS AND PAYMENTS WITH RESPECT THERETO

                                                                              AMOUNT OF        OUTSTANDING
                                                                             PRINCIPAL OR       PRINCIPAL
                       TYPE OF LOAN     AMOUNT OF LOAN    END OF INTEREST    INTEREST PAID     BALANCE THIS
       DATE                MADE              MADE              PERIOD          THIS DATE           DATE          NOTATION MADE BY
------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------


------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------

------------------    --------------   ----------------  -----------------  ---------------   --------------    ------------------


                                      C-1-3

                    ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF
                             TUPPERWARE CORPORATION

STATE OF _______________

COUNTY OF _______________

         Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of April, 2002, personally appeared Thomas M. Roehlk, known to be the Senior Vice President, General Counsel and Secretary of Tupperware Corporation (the "Borrower"), who, being by me duly sworn, says he works at 14901 S. Orange Blossom Trail, Orlando, Florida 32802-2353, and that by authority duly given by, and as the act of, the Borrower, the foregoing Revolving Note dated as of April 30, 2002 was signed by him as said Senior Vice President, General Counsel and Secretary on behalf of the Borrower.

         Witness my hand and official seal this _____ day of April, 2002.



                                          -------------------------------------
                                                      Notary Public

(SEAL)

My commission expires: __________________


                                     C-1-4

                    AFFIDAVIT OF ____________________________
                                      [Name of Affiant]

         The undersigned, being first duly sworn, deposes and says that:

         1.       He is a _____________________ of ____________________________
                                [title]               [name of institution]

and works at _____________________________________, _____________, __________.
                        [street address]                [city]       [state]

         2. The Revolving Note of Tupperware Corporation dated April 30, 2002 was executed before him and delivered to him/her on behalf of the Administrative Agent in _____________________, __________ on April __, 2002.
                                [city]          [state]

         This the _____ day of April, 2002.



                                          -------------------------------------
                                                  [Signaure of Affiant]

                          Acknowledgement of Execution

STATE OF _______________

COUNTY OF _______________

         Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of April, 2002 A.D., personally appeared
_________________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this _____ day of April, 2002.



                                          -------------------------------------
                                                      Notary Public

(SEAL)

My Commission Expires: ___________________


                                     C-1-5

                                                                     EXHIBIT C-2

                             FORM OF SWING LINE NOTE

$_________________                                    Date: ____________, _____

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _________________________ ("Swing Line Lender"), on the date when due in accordance with the Credit Agreement referred to below, the aggregate principal amount of each Swing Line Loan from time to time made by the Swing Line Lender to the Borrower under that certain Multi-Year Credit Agreement, dated as of April 30, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Swing Line Lender in Dollars, in Same Day Funds at its Lending Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is the Swing Line Note referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Swing Line Loans made by the Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by Swing Line Lender in the ordinary course of business. The Swing Line Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Swing Line Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.


                                     C-2-1

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          TUPPERWARE CORPORATION



                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


                                     C-2-2

               SWING LINE LOANS AND PAYMENTS WITH RESPECT THERETO

                                                  AMOUNT OF PRINCIPAL OR        OUTSTANDING PRINCIPAL
       DATE           AMOUNT OF LOAN MADE        INTEREST PAID THIS DATE          BALANCE THIS DATE            NOTATION MADE BY
------------------   ---------------------      -------------------------      -----------------------        ------------------


------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------

------------------   ---------------------      -------------------------      -----------------------        ------------------


                                     C-2-3

                    ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF
                             TUPPERWARE CORPORATION

STATE OF _______________

COUNTY OF _______________

         Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of April, 2002, personally appeared Thomas M. Roehlk, known to be the Senior Vice President, General Counsel and Secretary of Tupperware Corporation (the "Borrower"), who, being by me duly sworn, says he works at 14901 S. Orange Blossom Trail, Orlando, Florida 32802-2353, and that by authority duly given by, and as the act of, the Borrower, the foregoing Swing Line Note dated as of April 30, 2002 was signed by him as said Senior Vice President, General Counsel and Secretary on behalf of the Borrower.

         Witness my hand and official seal this _____ day of April, 2002.



                                          -------------------------------------
                                                     Notary Public

(SEAL)

My commission expires: __________________


                                     C-2-4

                    AFFIDAVIT OF ____________________________
                                       [Name of Affiant]

         The undersigned, being first duly sworn, deposes and says that:

         1.       He is a ______________________ of ___________________________
                                 [title]               [name of institution]

and works at _____________________________________, ______________, __________.
                       [street address]                 [city]       [state]

         2. The Swing Line Note of Tupperware Corporation dated April 30, 2002 was executed before him and delivered to him/her on behalf of the Administrative Agent in __________, __________ on April __, 2002. [city] [state]

         This the _____ day of April, 2002.



                                          -------------------------------------
                                                  [Signaure of Affiant]

                          Acknowledgement of Execution

STATE OF _______________

COUNTY OF _______________

         Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of April, 2002 A.D., personally appeared
_________________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this _____ day of April, 2002.



                                          -------------------------------------
                                                     Notary Public

(SEAL)

My Commission Expires: ___________________


                                     C-2-5

                                                                       EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE

                                      Financial Statement Date:            ,
                                                               ------------ ---

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Multi-Year Credit Agreement, dated as of April 30, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Tupperware Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal YEAR-END financial statements]

         1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal QUARTER-END financial statements]

         1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal, recurring year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

         3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

         [to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

--or--

         [the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

         4.       The financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ________________________, _______________.

                                          TUPPERWARE CORPORATION



                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                   SCHEDULE 2
                          to The Compliance Certificate
                                  ($ in 000's)

I.       SECTION 7.10(A) - CONSOLIDATED NET WORTH.

         A.       Beginning base net worth                                                         $        82,000
                                                                                                   ---------------

         B.       25% of Consolidated Net Income for each fiscal
                  quarter ending after December 29, 2001
                  (no reduction for losses)                                                        $
                                                                                                   ---------------

         C.       100% of increases in Shareholders' Equity from issuances
                  of capital stock after the Closing Date                                          $
                                                                                                   ---------------

         D.       FASB 142 BeautiControl Adjustment (Cannot exceed $15,000,000)                    $
                                                                                                   ---------------

         E.       Minimum required Consolidated Net Worth
                  (I.A. + I.B. + I.C. - I.D.)                                                      $
                                                                                                   ---------------

         F.       Shareholders' Equity at statement date                                           $
                                                                                                   ---------------

         G.       Foreign currency translation and net equity hedge adjustments                    $
                                                                                                   ---------------

         H.       Consolidated Net Worth at statement date                                         $
                                                                                                   ---------------

II.      SECTION 7.10(B) - INTEREST COVERAGE RATIO.

         A. Consolidated EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):

                  1.       Consolidated Net Income (excluding extraordinary,
                           unusual or non-recurring gains) for Subject Period:                     $
                                                                                                   ---------------

                  2.       Consolidated Interest Charges for Subject Period:                       $
                                                                                                   ---------------

                  3.       Provision for income taxes for Subject Period:                          $
                                                                                                   ---------------

                  4.       Depreciation and amortization expenses for Subject Period:              $
                                                                                                   ---------------

                  5.       Extraordinary, unusual or non-recurring non-cash
                           charges for Subject Period                                              $
                                                                                                   ---------------

                  6.       Consolidated EBITDA (Lines II.A.1 + 2 + 3 + 4 + 5):                     $
                                                                                                   ---------------

         B.       Consolidated Interest Charges for Subject Period:                                $
                                                                                                   ---------------

         C.       Interest Coverage Ratio (Line II.A.6 / Line II.B):                                       to 1.00
                                                                                                   ---------------

                  Minimum required:                                                                   3.00 to 1.00

III.     SECTION 7.10(C) - LEVERAGE RATIO.

         A.       Consolidated EBITDA for Subject Period (Line II.A.6 above):                      $
                                                                                                   ---------------

         B.       Consolidated Funded Indebtedness at Statement Date:                              $
                                                                                                   ---------------

         C.       Leverage Ratio (Line III.A / Line III.B):                                         ______ to 1.00

                  Maximum permitted:                                                                  3.00 to 1.00

IV.      COMMERCIAL PAPER.

         Amount of Outstanding Commercial Paper:                                                   $
                                                                                                   ---------------

                                                                       EXHIBIT E

                            ASSIGNMENT AND ASSUMPTION

         This Assignment and Assumption (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, without limitation, Letters of Credit and Swing Line Loans included in such facilities and, to the extent permitted to be assigned under applicable law, all claims (including, without limitation, contract claims, tort claims, malpractice claims and all other claims at law or in equity, including claims under any law governing the purchase and sale of securities or governing indentures pursuant to which securities are issued), suits, causes of action and any other right of the Assignor against any other Person) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor: ______________________________

2.       Assignee: ______________________________ [which is a
         Lender/Affiliate/Approved Fund of [identify Lender](1)

3.       Borrower(s): ______________________________

4.       Administrative Agent: Bank of America, N.A., as the Administrative
                               Agent under the Credit Agreement

5.       Credit Agreement: The Multi-Year Credit Agreement, dated as of April
                           30, 2002, among Tupperware Corporation, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent

-----------------

(1)      Select as applicable.

6.       Assigned Interest:

                Aggregate Amount of                Amount of Commitment/Loans         Percentage Assigned of
         Commitment/Loans for all Lenders*                 Assigned(2)                  Commitment/Loans(1)
         ---------------------------------         --------------------------         ----------------------

              $                                         $                                                %
               ----------------                          ----------------                  --------------

              $                                         $                                                %
               ----------------                          ----------------                  --------------

              $                                         $                                                %
               ----------------                          ----------------                  --------------

[7.      Trade Date: __________________](4)

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

         The terms set forth in this Assignment and Assumption are hereby agreed to:

                                          ASSIGNOR

                                          [NAME OF ASSIGNOR]



                                          By:
                                             ----------------------------------
                                                   Title:

                                          ASSIGNEE

                                          [NAME OF ASSIGNEE]



                                          By:
                                             ----------------------------------
                                                   Title:

-----------------

(2) Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(3) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(4) To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

[Consented to and](5) Accepted:

BANK OF AMERICA, N.A., as

Administrative Agent, L/C Issuer and Swing Line Lender



By:
   ---------------------------------
   Title:

[Consented to:](6)

[TUPPERWARE CORPORATION]



By:
   ---------------------------------
   Title:

-----------------

(5) To be added only if the consent of the Administrative Agent, L/C Issuer and Swing Line Lender is required by the terms of the Credit Agreement.

(6) To be added only if the consent of the Borrower and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.Accepted:

                      ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

    Multi-Year Credit Agreement, dated as of April 30, 2002, among Tupperware
      Corporation, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent

                        STANDARD TERMS AND CONDITIONS FOR

                            ASSIGNMENT AND ASSUMPTION

         1.       Representations and Warranties.

         1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

         1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         1.3      Assignee's Address for Notices, etc. Attached hereto as
Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.

         2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

                                         SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION

                             ADMINISTRATIVE DETAILS

   (Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                                                                       EXHIBIT F

                            FORM OF FACILITY GUARANTY

===============================================================================
                                                                 CONFORMED COPY


                            364-DAY CREDIT AGREEMENT

                           Dated as of April 30, 2002

                                     among

                             TUPPERWARE CORPORATION

                                as the Borrower,

                             BANK OF AMERICA, N.A.,

                            as Administrative Agent,

                                CITIBANK, N.A.,

                             as Syndication Agent,

                              JP MORGAN CHASE BANK

                                      and

                              FLEET NATIONAL BANK,

                           as Co-Documentation Agents

                                      and

                            The Lenders Party Hereto

                         BANC OF AMERICA SECURITIES LLC

                                      and

                          SALOMON SMITH BARNEY, INC.,

                                       as

                  Joint Lead Arrangers and Joint Book Managers


===============================================================================

                               TABLE OF CONTENTS

ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS

         1.01     Defined Terms..................................................................................2
         1.02     Other Interpretive Provisions.................................................................20
         1.03     Accounting Terms..............................................................................21
         1.04     Rounding......................................................................................21
         1.05     References to Agreements and Laws.............................................................22

ARTICLE II            THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01     Loans.........................................................................................23
         2.02     Borrowings, Conversions and Continuations of Loans............................................23
         2.03     Prepayments...................................................................................24
         2.04     Reduction or Termination of Commitments.......................................................24
         2.05     Repayment of Loans............................................................................25
         2.06     Interest......................................................................................25
         2.07     Fees..........................................................................................25
         2.08     Computation of Interest and Fees..............................................................26
         2.09     Evidence of Debt..............................................................................27
         2.10     Payments Generally............................................................................27
         2.11     Sharing of Payments...........................................................................29

ARTICLE III           TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01     Taxes.........................................................................................30
         3.02     Illegality....................................................................................31

                               TABLE OF CONTENTS
                                  (continued)


         3.03     Inability to Determine Rates..................................................................31
         3.04     Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans........31
         3.05     Funding Losses................................................................................33
         3.06     Matters Applicable to all Requests for Compensation...........................................33
         3.07     Survival......................................................................................33

ARTICLE IV            CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         4.01     Conditions of Initial Credit Extension........................................................34
         4.02     Conditions to all Credit Extensions (other than CP Backup Advances) and Conversions and
                  Continuations.................................................................................36
         4.03     Conditions to CP Backup Advances..............................................................36

ARTICLE V             REPRESENTATIONS AND WARRANTIES

         5.01     Existence, Qualification and Power; Compliance with Laws......................................38
         5.02     Authorization; No Contravention...............................................................38
         5.03     Governmental and Third-Party Authorization....................................................38
         5.04     Binding Effect................................................................................38
         5.05     Financial Statements; No Material Adverse Effect..............................................38
         5.06     Litigation....................................................................................39
         5.07     No Default....................................................................................39
         5.08     Ownership of Property; Liens..................................................................39
         5.09     Environmental Compliance......................................................................39
         5.10     Insurance.....................................................................................39

                               TABLE OF CONTENTS
                                  (continued)


         5.11     Taxes.........................................................................................39
         5.12     ERISA Compliance..............................................................................40
         5.13     Subsidiaries..................................................................................40
         5.14     Margin Regulations; Investment Company Act; Public Utility Holding Company Act................40
         5.15     Disclosure....................................................................................41
         5.16     Intellectual Property; Licenses, Etc..........................................................41
         5.17     Solvency......................................................................................41

ARTICLE VI            AFFIRMATIVE COVENANTS

         6.01     Financial Statements..........................................................................42
         6.02     Certificates; Other Information...............................................................42
         6.03     Notices.......................................................................................43
         6.04     Payment of Obligations........................................................................44
         6.05     Preservation of Existence, Etc................................................................44
         6.06     Maintenance of Properties.....................................................................44
         6.07     Maintenance of Insurance......................................................................44
         6.08     Compliance with Laws and Contractual Obligations..............................................45
         6.09     Books and Records.............................................................................45
         6.10     Inspection Rights.............................................................................45
         6.11     Compliance with ERISA.........................................................................45
         6.12     Use of Proceeds...............................................................................45
         6.13     Protected Subsidiaries and Tupperware Finance.................................................45

                               TABLE OF CONTENTS
                                  (continued)

         6.14     Maintain Principal Line of Business...........................................................45

ARTICLE VII           NEGATIVE COVENANTS

         7.01     Liens.........................................................................................46
         7.02     Investments...................................................................................47
         7.03     Indebtedness..................................................................................47
         7.04     Fundamental Changes...........................................................................48
         7.05     Sales of Assets...............................................................................48
         7.06     ERISA.........................................................................................49
         7.07     Transactions with Affiliates..................................................................49
         7.08     Burdensome Agreements.........................................................................49
         7.09     Use of Proceeds...............................................................................49
         7.10     Financial Covenants...........................................................................49
         7.11     Tupperware Finance............................................................................50

ARTICLE VIII          EVENTS OF DEFAULT AND REMEDIES

         8.01     Events of Default.............................................................................51
         8.02     Remedies Upon Event of Default................................................................53

ARTICLE IX            ADMINISTRATIVE AGENT

         9.01     Appointment and Authorization of Administrative Agent.........................................54
         9.02     Delegation of Duties..........................................................................54
         9.03     Liability of Administrative Agent.............................................................54
         9.04     Reliance by Administrative Agent..............................................................55

                               TABLE OF CONTENTS
                                  (continued)


         9.05     Notice of Default.............................................................................55
         9.06     Credit Decision; Disclosure of Information by Administrative Agent............................55
         9.07     Indemnification of Administrative Agent.......................................................56
         9.08     Administrative Agent in its Individual Capacity...............................................56
         9.09     Successor Administrative Agent................................................................57
         9.10     Other Agents; Lead Managers...................................................................57

ARTICLE X             MISCELLANEOUS

         10.01    Amendments, Etc...............................................................................58
         10.02    Notices and Other Communications; Facsimile Copies............................................59
         10.03    No Waiver; Cumulative Remedies................................................................60
         10.04    Attorney Costs, Expenses and Taxes............................................................60
         10.05    Indemnification by the Borrower; Limitation of Liability......................................60
         10.06    Payments Set Aside............................................................................61
         10.07    Successors and Assigns........................................................................61
         10.08    Confidentiality...............................................................................64
         10.09    Set-off.......................................................................................64
         10.10    Interest Rate Limitation......................................................................65
         10.11    Counterparts..................................................................................65
         10.12    Integration...................................................................................65
         10.13    Survival of Representations and Warranties....................................................65
         10.14    Severability..................................................................................65
         10.15    Tax Forms.....................................................................................66
         10.16    Governing Law.................................................................................66
         10.17    Waiver of Right to Trial by Jury..............................................................67

SIGNATURES.......................................................................................Signature Page - 1

                               TABLE OF CONTENTS
                                  (continued)

SCHEDULES

         2.01     Commitments and Pro Rata Shares
         5.06     Litigation
         5.09     Environmental Matters
         5.13     Subsidiaries and Other Equity Investments
         5.16     Intellectual Property Matters
         7.01     Existing Liens
         7.02     Existing Investments
         7.03     Existing Indebtedness
         7.05     Excluded Property
         7.06     Existing Leases
         10.02    Lending Offices, Addresses for Notices


EXHIBITS

                  FORM OF
         A        Loan Notice
         B        Note
         C        Compliance Certificate
         D        Assignment and Assumption
         E        Form of Facility Guaranty

                            364-DAY CREDIT AGREEMENT

         This 364-DAY CREDIT AGREEMENT ("Agreement") is entered into as of April 30, 2002, among TUPPERWARE CORPORATION, a Delaware corporation (the "Borrower"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), BANK OF AMERICA, N.A., as Administrative Agent and CITIBANK, N.A., as Syndication Agent.

         The Borrower has requested that the Lenders provide a senior revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Acquisition" means the acquisition of (i) a controlling equity or other ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (ii) assets of another Person which constitute all or any material part of the assets of such Person or of a line or lines of business conducted by such Person.

         "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. A Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors or managing general partners.

         "Agent/Arranger Fee Letter" has the meaning specified in Section
2.07(c).

         "Agent-Related Persons" means the Administrative Agent (including any successor administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, BAS), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Commitments" means, as at the date of determination thereof, the sum of all Commitments of all Lenders at such date.

         "Agreement" means this Credit Agreement.

         "Applicable Margin" means, from time to time, the following percentages per annum, based upon the Debt Ratings as set forth below:

PRICING LEVEL      DEBT RATINGS
                   S&P/MOODY'S         FACILITY FEE      EURODOLLAR RATE LOANS

      1           >BBB+ / Baa1            .125%                   .750%
                  -
      2            BBB / Baa2             .150%                   .850%
      3            BBB- / Baa3            .175%                  1.075%
      4           < BB+ / Ba1             .225%                  1.150%
                  -
                 or not rated

         Initially, the Applicable Margin shall be determined based upon the Debt Rating. Thereafter, each change in the Applicable Margin resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of public announcement of a change in the Debt Rating provided Borrower has delivered to the Administrative Agent notice of such change pursuant to Section 6.03(f) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

         "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Arrangers" means BAS and Salomon Smith Barney, Inc., each in its respective capacity as joint lead arranger and joint book manager.

         "Asset Securitization" means any transaction or series of transactions pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to a Securitization Entity (in the case of a transfer by the Borrower or any of its Subsidiaries) or any other Person (in case of a transfer by a Securitization Entity), or may grant a security interest in, any Receivables (whether now existing or arising or acquired in the future) of the Borrower or any of its Subsidiaries, and any Related Security, all of the foregoing for the purpose of providing working capital financing on terms that are more favorable to the Borrower and its Subsidiaries than would otherwise be available at that time; provided, that the terms of such Asset Securitization are subject to approval of the Administrative Agent.

         "Assignment and Assumption" means an Assignment and Assumption substantially in the form of Exhibit D.

         "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel and the allocated reasonable cost of internal legal services and all disbursements of internal counsel.

         "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease, and
(c) in respect of any Asset Securitization, the aggregate amount of obligations owed to (including the amount of investment in transferred assets by) Persons other than the Borrower or its Subsidiaries.

         "Audited Financial Statements" means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 29, 2001, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

         "Bank of America" means Bank of America, N.A.

         "BAS" means Banc of America Securities LLC.

         "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such prime rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced prime rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "Borrower" has the meaning set forth in the introductory paragraph hereto.

         "Borrowing" means a borrowing consisting of simultaneous Loans of the same Type and, as to Eurodollar Rate Loans, having the same Interest Period, made by each of the Lenders pursuant to Section 2.01.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in deposits are conducted by and between banks in the London interbank market.

         "Change of Control" means, with respect to any Person, an event or series of events by which:

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully diluted basis (i.e., taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

                  (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

         "Closing Date" means the first date all the conditions precedent in
Section 4.01 are satisfied or waived in accordance with Section 4.01 (or, in the case of Section 4.01(b), waived by the Person entitled to receive the applicable payment).

         "Code" means the Internal Revenue Code of 1986 as amended from time to time and all regulations issued pursuant thereto.

         "Commitment" means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01, as such amount may be reduced or adjusted from time to time in accordance with this Agreement.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

         "Consolidated EBITDA" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income reduced by, to the extent not deducted in determining Consolidated Net Income, any extraordinary, unusual or non-recurring gains, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, and (e) extraordinary, unusual or non-recurring non-cash charges, including the write-off of goodwill, to the extent deducted in determining Consolidated Net Income.

         "Consolidated Funded Indebtedness" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis (including the elimination of intercompany indebtedness) and without duplication, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) Attributable Indebtedness, and (c) without duplication, all Contingent Obligations with respect to Indebtedness of the types specified in subsections (a) and (b) above of Persons other than the Borrower or any Subsidiary. For all purposes hereof, the Consolidated Funded Indebtedness of the Borrower or any Subsidiary shall include the foregoing Indebtedness in (a), (b) and (c) above of any partnership or joint venture (other than a joint venture that is itself a corporation or a limited liability company) in which the Borrower or any Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary.

         "Consolidated Interest Charges" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum, without duplication, of (a) all interest, debt discount, premium payments, commissions, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with Indebtedness (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP and (c) the amount of payments in respect of Synthetic Lease Obligations and Asset Securitizations that are in the nature of interest (including, with respect to Asset Securitizations, the aggregate discount (net of reserves) from the face value of assets transferred).

         "Consolidated Net Income" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries as determined in accordance with GAAP.

         "Consolidated Net Worth" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, Shareholders' Equity of the Borrower and its Subsidiaries on that date, plus any decrease or minus any increase in the "Accumulated Other Comprehensive Income (Loss)" account (the "Accumulated Account") resulting from changes in the "Foreign Currency Translation Adjustment" and/or "Net Equity Hedges"subaccounts of the Accumulated Account, from the amount reflected in the Borrower's consolidated balance sheet with the December 29, 2001 Audited Financial Statement.

         "Consolidated Total Assets" means, as of any date on which the amount thereof is to be determined, the total amount of assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

         "Contingent Obligation" means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring or holding harmless in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

         "Continuation" and "Continue" mean, with respect to any Eurodollar Rate Loan, the continuation of such Eurodollar Rate Loan as a Eurodollar Rate Loan on the last day of the Interest Period for such Loan.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Conversion" and "Convert" mean the conversion of a Loan from one Type to another Type.

         "CP Backup Advance" means any Borrowing the purpose of which is to fund the repurchase of commercial paper previously issued by the Borrower.

         "CP Program Documents" means, collectively, the written agreements between the Borrower and the dealers, paying agents, and other parties related to the marketing and administration of the Borrower's commercial paper programs.

         "Credit Extension" means a Borrowing.

         "Dart" means Dart Industries Inc., a Delaware corporation and a Subsidiary of the Borrower.

          "Debt Rating" means, as of any date of determination, the ratings as determined by each of (i) S&P of the non-credit-enhanced, senior unsecured long-term debt of the Borrower or (ii) Moody's of the non-credit-enhanced, senior unsecured long-term debt of Tupperware Finance (collectively, the "Debt Ratings"); provided that if there shall exist a split in the Debt Ratings issued by each of the foregoing rating agencies, then the lower of such Debt Ratings shall apply (with Pricing Level 1 in the definition of "Applicable Margin" being the highest and Pricing Level 4 in the definition of "Applicable Margin" being the lowest), unless there is a split in Debt Ratings of more than one level, in which case the level that is one level higher than the lower Debt Rating shall apply.

         "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or circumstance that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

         "Default Rate" means an interest rate equal to the Base Rate plus 2% per annum; provided, however, that with respect to Eurodollar Rate Loans, until the end of the Interest Period during which the Default Rate is first applicable, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, and thereafter, the Base Rate plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

         "Disposition" or "Dispose" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

         "Disqualified Capital Stock" shall mean, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or
(iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (i) or (ii) above, in each case under (i), (ii) or (iii) above at any time on or prior to the Maturity Date; provided, however, that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified Capital Stock.

         "Dollar" and "$" means lawful money of the United States of America.

         "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender;
(c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, and (ii) unless a Default or Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

         "Environmental Laws" means all Laws relating to environmental matters applicable to any property.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, all regulations issued pursuant thereto and any successor statute.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate with the PBGC, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by Administrative Agent pursuant to the following formula:

         Eurodollar Rate  =              Interbank Offered Rate
                             ---------------------------------------------
                             1.00 - Eurodollar Reserve Percentage

                  Where "Interbank Offered Rate" means, for such Interest
         Period:

                  (i) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (ii)     if the rate referenced in the preceding subsection
         (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (iii)    if the rates referenced in the preceding subsections
         (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, Continued or

         Converted by Bank of America in its capacity as a Lender and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch or London Affiliate to major banks in the applicable Eurodollar Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of demonstrable error.

         "Eurodollar Rate Loan" means a Loan bearing interest based on the Eurodollar Rate.

          "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage. The determination of the Eurodollar Reserve Percentage by the Administrative Agent shall be conclusive in the absence of demonstrable error.

         "Event of Default" means any of the events or circumstances specified in Article VIII.

         "Excluded Sale and Leaseback Transaction" means any sale or transfer of property owned by Borrower or any Subsidiary to any Person within 365 days following the acquisition or completion of construction of such property by Borrower or any Subsidiary if Borrower or a Subsidiary shall concurrently with such sale or transfer lease such property, as lessee.

         "Existing Credit Facility" means that certain Competitive Advance and Revolving Credit Facility Agreement dated as of May 16, 1996 among the Borrower, the Subsidiaries named therein, the lenders named therein and Chase Manhattan Bank, N.A. (as successor to Chemical Bank), as agent.

         "Facility Guaranty" means that certain Guaranty Agreement dated as of the date hereof among the Guarantors and the Administrative Agent substantially in the form of Exhibit E hereto, as from time to time amended, supplemented or replaced.

         "Fair Market Value" means, at any time and with respect to any real or personal property of any kind, tangible or intangible, choate or inchoate, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Foreign Lender" has the meaning specified in Section 10.15(a).

         "FRB" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantors" means Tupperware Finance and Dart.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

         "Indebtedness" means, as to any Person at a particular time, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) all direct or Contingent Obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

                  (c) net obligations under any Swap Contract in an amount equal to the Swap Termination Value thereof;

                  (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

                  (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f)      Attributable Indebtedness;

                  (g) all Contingent Obligations of such Person in respect of any of the foregoing; and

                  (h)      Disqualified Capital Stock.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "Indemnified Liabilities" has the meaning set forth in Section 10.05.

         "Indemnitees" has the meaning set forth in Section 10.05.

         "Intellectual Property" means trademarks and service marks (whether registered or unregistered) and trade names; patents (including any continuations, continuations in part, renewals and applications for any of the foregoing); copyrights (including any registrations and applications therefor and whether registered or unregistered); computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; works of authorship; mask works; technology; trade secrets, know-how, proprietary processes, formulae, algorithms, models, user interfaces, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies and, with respect to all of the foregoing, related confidential data or information and any licenses of the foregoing; but excluding any limited copyright license or permission from authors, publishers or other parties to use material in the Borrower's or a Subsidiary's products that have no future payment obligations.

         "Interbank Offered Rate" has the meaning therefor set forth in the definition of Eurodollar Rate.

         "Interest Coverage Ratio" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period.

         "Interest Payment Date" means, (a) as to any Eurodollar Rate Loan, the last day of the relevant Interest Period, any date that such Loan is prepaid or Converted, in whole or in part, and the Maturity Date; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, interest shall also be paid on the Business Day which falls every three months after the beginning of such Interest Period; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date; provided, further, that interest accruing at the Default Rate shall be payable from time to time upon demand of Administrative Agent.

         "Interest Period" means for each Eurodollar Rate Loan, initially, the period commencing on the date such Eurodollar Rate Loan is disbursed or on the date any Loan is Continued as or Converted into a Eurodollar Rate Loan, and ending, in each case, on the date which is one, two, three or six months thereafter, as selected by the Borrower in its Loan Notice, provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period shall extend beyond the scheduled Maturity Date.

         "Investment" means, as to any Person, any acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, guaranty of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or
(c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but including subsequent amounts of Investments in the same Person at the time such amount is actually invested, whether pursuant to earnouts, working capital adjustments or other contractual obligations, or otherwise.

         "IRS" means the United States Internal Revenue Service and any successor governmental agency performing a similar function.

         "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities (including Environmental Laws, the Trading with the Enemy Act, as amended, or any of the foreign asset control regulations of the United States Treasury Department), including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "Lender" has the meaning specified in the introductory paragraph hereto.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such on Schedule 10.02, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

         "Leverage Ratio" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters ending on or most recently ended prior to such date.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Laws of any jurisdiction) of or in property securing any obligation to, or a claim by a Person other than the owner of such property, whether statutory, by contract or otherwise, including the interest of a purchaser of accounts receivable.

         "Loan" means a Base Rate Loan or a Eurodollar Rate Loan made to the Borrower by a Lender in accordance with its Pro Rata Share pursuant to Section 2.01, except as otherwise provided herein.

         "Loan Notice" means a notice of (a) a Borrowing, (b) a Conversion of Loans, or (c) a Continuation of Loans as the same Type, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "Loan Documents" means this Agreement, each Note, the Facility Guaranty, the Agent/Arranger Fee Letter, each Loan Notice, each Compliance Certificate, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Administrative Agent in connection with the Loans made and transactions contemplated by this Agreement.

         "Loan Parties" means, collectively, the Borrower and each Guarantor.

          "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, condition (financial or otherwise), liabilities (actual or contingent) or prospects of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to pay or perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Material Intellectual Property" means all Intellectual Property relating to the conduct of the businesses of the Borrower and its Subsidiaries, other than Intellectual Property that is no longer of material value or utility to the Borrower or its Subsidiaries.

         "Maturity Date" means (a) April 28, 2003, or (b) such earlier date upon which the Aggregate Commitments may be terminated in accordance with the terms hereof.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding three calendar years, has made or been obligated to make contributions.

         "Multi-Year Revolving Credit Agreement" means that certain Multi-Year Credit Agreement dated as of the date hereof by the Borrower, the Administrative Agent and the lenders party thereto, pursuant to which the lenders party thereto are making available to the Borrower a revolving credit facility in the original maximum aggregate principal amount of $150,000,000.

         "Net Proceeds" means with respect to any sale of property by any Person an amount equal to (a) the aggregate amount of the consideration received by such Person in respect of such sale (valued at Fair Market Value of such consideration at the time of such sale determined by the board of directors of Borrower), minus (b) the sum of (i) all out-of-pocket costs and expenses actually incurred by such Person in connection with such sale, and
(ii) all state, federal and foreign taxes incurred, or to be incurred, by the seller (assuming the highest marginal rate were applicable to such sale) in connection with such sale.

         "Note" means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of the Borrower arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding.

          "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state or other department in the state of its formation and all certificates and articles issued thereto by such secretary of state or other department, in each case as amended from time to time.

         "Other Taxes" has the meaning therefor set forth in Section 3.01(b).

         "Outstanding Amount" means with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans as the case may be, occurring on such date.

         "Participant" has the meaning specified in Section 10.07(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

         "Permitted Acquisition" means each Acquisition effected with the consent and approval of the board of directors or other applicable governing body of the Person being acquired, and with the duly obtained approval of such shareholders or other holders of equity or other ownership interest as such Person may be required to obtain, so long as (i) immediately prior to and immediately after the consummation of such Acquisition, no Default or Event of Default has occurred and is continuing and (ii) any Person so acquired shall become a Subsidiary or any assets so acquired shall become the property of Borrower or a Subsidiary.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Borrower or any ERISA Affiliate.

         "Pro Rata Share" means, with respect to each Lender, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender's Commitment, which as of the Closing Date is set forth opposite the name of such Lender on Schedule 2.01, as such percentage may be adjusted as contemplated herein; provided that if the Aggregate Commitments have been terminated at such time, then the Pro Rata Share of each Lender shall be (x) with respect to the distribution of payments to such Lender, the percentage (carried out to the ninth decimal place) of the aggregate Outstanding Amount that is held by such Lender, and (y) for all other purposes, determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to Section 10.07.

         "Protected Subsidiary" means (a) each Subsidiary of Dart which owns, or licenses from a Person other than the Borrower or any Subsidiary, Intellectual Property and (b) BC International Cosmetic & Image Services, Inc.

         "Receivables" means a payment owing to a Person (whether constituting an account, chattel paper, document, instrument or general intangible) arising from the provision of merchandise, goods or services by such Person, including the right to payment of any interest or finance charges and other obligations owing to such Person.

         "Register" has the meaning set forth in Section 10.07(c).

         "Related Security" means with respect to any Receivable: (a) all security interests or liens and property subject thereto from time to time securing or purporting to secure the payment of such Receivable by the Person obligated thereon, (b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable,
(c) all right, title and interest of the Borrower or any Subsidiary or any Securitization Entity in and to any goods (including returned, repossessed or foreclosed goods) the sale of which gave rise to such Receivable; provided, that Related Security will not include returned goods only to the extent that all amounts required to be paid pursuant to Asset Securitizations in respect of such goods have been paid, (d) all collections with respect to any of the foregoing, (e) all records with respect to any of the foregoing, and (f) all proceeds of such Receivable or with respect to any of the foregoing.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Required Lenders" means, as of any date of determination, Lenders whose Voting Percentages aggregate more than 50% of the Voting Percentages of all Lenders.

         "Responsible Officer" means the chief executive officer, president, chief financial officer, any vice president, secretary, treasurer or assistant treasurer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate and/or other action of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "Same Day Funds" means immediately available funds.

         "Securitization Entity" means Borrower and any wholly-owned Subsidiary of Borrower (or another Person in which Borrower or any Subsidiary of Borrower makes an Investment and to which Borrower or any Subsidiary of Borrower transfers accounts receivable and related assets) that engages in no activities other than in connection with the financing of accounts receivable and that is designated by the board of directors of Borrower (as provided below) as a Securitization Entity, (i) no portion of the Indebtedness (contingent or otherwise) of which (a) is guaranteed by Borrower or any Subsidiary of Borrower other than pursuant to Standard Securitization Undertakings, (b) is recourse to or obligates Borrower or any Subsidiary of Borrower in any way other than pursuant to Standard Securitization Undertakings or (c) subjects any property or asset of Borrower or any Subsidiary of Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (ii) with which neither Borrower nor any Subsidiary of Borrower has any material contract, agreement, arrangement or understanding other than on terms no less favorable to Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of Borrower, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity, and (iii) to which neither Borrower nor any Subsidiary of Borrower has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the board of directors of Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution of the board of directors of Borrower giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the foregoing conditions.

         "Senior Indebtedness" means all Consolidated Funded Indebtedness other than Subordinated Indebtedness.

         "Senior Notes" means the Series 2001-A 7.91% senior notes in the amount of $150,000,000 issued pursuant to that certain Note Purchase Agreement dated as of July 15, 2001 by and among Tupperware Finance and certain purchasers party thereto from time to time.

         "Senior Notes Guaranty" means that certain Guaranty Agreement dated July 15, 2001 by and among Borrower and certain purchasers party thereto from time to time delivered in connection with the Senior Notes.

         "Shareholders' Equity" means, as of any date of determination for the Borrower and its Subsidiaries on a consolidated basis, shareholders' equity as of that date determined in accordance with GAAP.

         "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (a) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                           (b) it is then able and expects to be able to pay its debts as they mature; and

                           (c) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by Borrower or any Subsidiary of Borrower that are reasonably customary in accounts receivable securitization transactions.

         "Subordinated Indebtedness" means all unsecured Indebtedness of Borrower (excluding "back-to-back" borrowings in foreign currencies by Subsidiaries operating in countries outside of the United States and Canada for which there are related deposits or receivables of equivalent amounts so long as (y) such borrowings are not included in Consolidated Funded Indebtedness under GAAP and (z) the borrowing arrangements include rights of offset allowing defaulted principal and accrued interest to be offset against the related repayment obligation) which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Indebtedness of Borrower (including, without limitation, the obligations of Borrower under the Senior Notes Guaranty).

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

         "Syndication Agent" means Citibank, N.A., in its capacity as syndication agent under any of the Loan Documents, or any successor syndication agent.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "Taxes" has the meaning therefor set forth in Section 3.01(a).

         "364-Day Revolving Credit Facility" means the revolving credit facility of up to $100,000,000 described herein.

         "Threshold Amount" means $10,000,000.

         "Tupperware Finance" means Tupperware Finance Company B.V., a company organized under the laws of The Netherlands and a Subsidiary of the Borrower.

         "Type" means with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "Voting Percentage" means, as to any Lender, (a) at any time when the Aggregate Commitments are in effect, such Lender's Pro Rata Share and (b) at any time after the termination of the Aggregate Commitments, the percentage (carried out to the ninth decimal place) which (i) the Outstanding Amount of such Lender's Loans then comprises of (ii) the aggregate Outstanding Amount of all Loans; provided, however, that if any Lender has failed to fund any portion of the Loans required to be funded by it hereunder, such Lender's Voting Percentage shall be deemed to be zero, and the respective Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of "Required Lenders" without regard to such Lender's Commitment or the Outstanding Amount of its Loans.

         1.02 OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

         (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

         (iii)    The term "including" is by way of example and not limitation.

         (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

         (d) Each reference to "basis points" or "bps" shall be interpreted in accordance with the convention that 100 bps = 1.0%.

         (e) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 ACCOUNTING TERMS. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         1.04 ROUNDING. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 REFERENCES TO AGREEMENTS AND LAWS. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

                                   ARTICLE II

                      THE COMMITMENTS AND CREDIT EXTENSIONS

         2.01 LOANS. Subject to the terms and conditions set forth herein, each Lender severally agrees to make, Convert and Continue Loans to the Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date; provided, however, that after giving effect to any Borrowing,
(i) the aggregate Outstanding Amount of all Loans shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Loans of any Lender shall not exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.03, and reborrow under this Section 2.01. Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

         2.02     BORROWINGS, CONVERSIONS AND CONTINUATIONS OF LOANS.

         (a) Each Borrowing, each Conversion of Loans, and each Continuation of Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m., New York time, (i) three Business Days prior to the requested date of any Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans, and (ii) on the requested date of any Borrowing of, or Conversion to, Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer; provided that the lack of such prompt confirmation shall not affect the conclusiveness or binding effect of such telephonic notice. Each Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or Conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall be substantially in the form of Exhibit A attached hereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a Conversion or Continuation, then the applicable Loans shall, subject to the last sentence of this Section 2.02(a), be made or Continued as, or Converted to, Base Rate Loans. Any such automatic Conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect. If no timely notice of a Conversion or Continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic Conversion to Base Rate Loans. If the Borrower requests a Borrowing of, Conversion to, or Continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of its Pro Rata Share of the applicable Loans. Each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent's Office not later than 1:00 p.m., New York time, on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the


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

Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

         (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be Continued or Converted only on the last day of the Interest Period for such Eurodollar Rate Loan. During the existence of a Default or Event of Default, no Loans may be requested as, Converted into or Continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurodollar Rate Loans be Converted immediately to Base Rate Loans.

         (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Eurodollar Rate Loan upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of demonstrable error.

         (e) After giving effect to all Borrowings, all Conversions of Loans from one Type to the other, and all Continuations of Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Loans.

         2.03     PREPAYMENTS.

         (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 12:00 noon, New York time, (A) three Business Days prior to any date of prepayment of Eurodollar Rate Loans denominated in Dollars, and (B) on the date of prepayment of Base Rate Loans;
(ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Loans in Dollars of the Lenders in accordance with their respective Pro Rata Shares.

         (b) If for any reason the Outstanding Amount of all Loans at any time exceeds the Aggregate Commitments then in effect, the Borrower shall immediately prepay Loans in an aggregate amount equal to such excess.

         2.04 REDUCTION OR TERMINATION OF COMMITMENTS. (a) The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or permanently reduce the Aggregate Commitments to an amount not less than the then aggregate Outstanding

Amount of all Loans; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York time, five Business Days prior to the date of termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Lenders of any such notice of reduction or termination of the Aggregate Commitments. Once reduced in accordance with this Section, the Aggregate Commitments may not be increased. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. All facility and utilization fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

         (b) In the event the Borrower shall be required to use the Net Proceeds from the transfer of assets to repay Senior Indebtedness as provided in
Section 7.05 and such Net Proceeds are applied to prepay Outstanding Amounts, the Aggregate Commitments shall be permanently reduced by the amount of such Net Proceeds paid to the Lenders and so applied. In the event such Net Proceeds are used to repay outstanding commercial paper of the Borrower or any Subsidiary, the Aggregate Commitments shall be permanently reduced by the principal amount of commercial paper so paid.

         2.05 REPAYMENT OF LOANS. The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Loans outstanding on such date.

         2.06     INTEREST.

         (a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Margin; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate.

         (b) If any amount payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Furthermore, while any Event of Default exists or after acceleration, the Borrower shall pay interest on the principal amount of all outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         2.07     FEES.


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

         (a) Facility Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a facility fee equal to the Applicable Margin times the actual daily amount of the Aggregate Commitments, regardless of usage. The facility fee shall accrue at all times from the Closing Date until the Maturity Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. The facility fee shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.

         (b) Utilization Fee. Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a utilization fee of 0.125% times the actual daily aggregate Outstanding Amount of all Loans on each day that (i) the sum of (A) such aggregate Outstanding Amount plus (B) the Outstanding Amount of all Loans and L/C Obligations under, and as each such term is defined in, the Multi-Year Revolving Credit Agreement, exceeds 33% of (ii) the sum of (a) the Aggregate Commitments and (B) the Aggregate Commitments under, and as defined in, the Multi-Year Revolving Credit Agreement. The utilization fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The utilization fee shall be calculated quarterly in arrears. The utilization fee shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.

         (c) Arrangement and Agent Fees. The Borrower shall pay an arrangement fee to each Arranger for such Arranger's own account, and shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, in the amounts and at the times specified in the letter agreement, dated March 6, 2002 (the "Agent/Arranger Fee Letter"), among the Borrower, the Arrangers, the Administrative Agent and the Syndication Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever, except that in the year of termination the agency fee shall be prorated.

         (d) Lenders' Upfront Fee. On the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders in accordance with their respective Pro Rata Shares, an upfront fee in a mutually agreeable amount. Such upfront fees are for the credit facilities committed by the Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.

         2.08 COMPUTATION OF INTEREST AND FEES. Interest on Base Rate Loans determined by reference to the Bank of America prime rate shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days. Interest shall accrue on each Loan for the day on which the Loan is made, and, subject to Section 2.10, shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

2.09     EVIDENCE OF DEBT.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent demonstrable error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, such Lender's Loans shall be evidenced by a Note in addition to such accounts or records. Each Lender may attach schedules to its Note(s) and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

2.10     PAYMENTS GENERALLY.

         (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office in Dollars and in Same Day Funds not later than 12:00 noon, New York time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 12:00 noon, New York time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall in each case continue to accrue.

         (b) Subject to the definition of "Interest Period," if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) If at any time prior to the occurrence of an Event of Default insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. If at any time after the occurrence of an Event of Default insufficient funds are received by and available to the Administrative Agent to pay fully all Outstanding

Amounts hereunder and Outstanding Amounts (as defined in the Multi-Year Revolving Credit Agreement) under the Multi-Year Revolving Credit Agreement, such funds shall be applied (i) first, toward costs and expenses hereunder and under the Multi-Year Revolving Credit Agreement including Attorney Costs (hereunder and under the Multi-Year Revolving Credit Agreement) and amounts payable under Article III hereof and amounts payable under Article III of the Multi-Year Revolving Credit Agreement incurred by the Administrative Agent and each Lender hereunder and the Administrative Agent and each Lender under the Multi-Year Revolving Credit Agreement (each as defined in the Multi-Year Revolving Credit Agreement), (ii) second, toward repayment of interest and fees then due hereunder and under the Multi-Year Revolving Credit Agreement, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal then due hereunder and and principal and L/C Borrowings (as defined in the Multi-Year Revolving Credit Agreement) then due under the Multi-Year Revolving Credit Agreement, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

         (d) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

                  (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds, at the applicable Federal Funds Rate from time to time in effect; and

                  (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the

         Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (d) shall be conclusive, absent demonstrable error.

         (e) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent, except to the extent such funds do not constitute the funding of a risk participation under Article II, shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (f) The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan.

         (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         2.11 SHARING OF PAYMENTS. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such risk participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender (including pursuant to any settlement entered into by the Administrative Agent or any Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off), but subject to Section 10.09 with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01     TAXES.

         (a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, the Borrower shall also pay to the Administrative Agent (for the account of such Lender) or to such Lender, at the time interest is paid, such additional amount that such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 3.01(c) and (iii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Payment under this subsection
(d) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor. Notwithstanding the foregoing, the Borrower will not be required to pay any additional amounts in respect of Taxes imposed by the United States federal government to any Lender if and to the extent the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 10.15.

         3.02 ILLEGALITY. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans as it would otherwise be obligated hereunder to make, maintain or fund, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable Eurodollar interbank market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation existing hereunder of such Lender to make or Continue Eurodollar Rate Loans or to Convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, Convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or Conversion, the Borrower shall also pay accrued interest on the amount so prepaid or Converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         3.03 INABILITY TO DETERMINE RATES. If the Administrative Agent or the Required Lenders determine in connection with any request for a Eurodollar Rate Loan or a Conversion to or Continuation thereof that (a) deposits in Dollars are not being offered to banks in the London eurodollar interbank market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Base Rate for such Eurodollar Rate Loan, or (c) the Eurodollar Base Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, the Administrative Agent (following notice from the Required Lenders if they make such determination) will promptly notify the Borrower and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing, Conversion or Continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

         3.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY; RESERVES ON EURODOLLAR RATE LOANS.

         (a) If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section 3.01 shall govern),
(ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements utilized, as to Eurodollar Rate Loans, in the determination of the Eurodollar Rate), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) (i) If any Lender shall make a claim for compensation from the Borrower pursuant to Section 3.01 or Section 3.04, the Borrower may, upon notice to such Lender and the Administrative Agent, (A) remove such Lender by terminating such Lender's Commitment or (B) replace such Lender by causing such Lender to assign its Commitment (without payment of any assignment fee) pursuant to Section 10.07(b) to one or more other Lenders or Eligible Assignees procured by the Borrower; provided, however, that if the Borrower elects to exercise such right with respect to any Lender pursuant to Section 3.04(c), it shall be obligated to remove or replace, as the case may be, all Lenders that have made similar requests for compensation pursuant to Section 3.01 or
         3.04. The Borrower shall (x) pay in full all principal, interest, fees and other amounts owing to such Lender through the date of removal or replacement (including any amounts payable pursuant to Section 3.05) and (y) release such Lender from its obligations under the Loan Documents. Any Lender being replaced shall execute and deliver an Assignment and Assumption with respect to such Lender's Commitment and outstanding Credit Extensions. The Administrative Agent shall distribute an amended Schedule 2.01, which shall be deemed incorporated into this Agreement, to reflect changes in the identities of the Lenders and adjustments of their respective Commitments and/or Pro Rata Shares resulting from any such removal or replacement.

                  (ii) In order to make all the Lenders' interests in any outstanding Credit Extensions ratable in accordance with any revised Pro Rata Shares after giving effect to the removal or replacement of a Lender, the Borrower shall pay or prepay, if necessary, on the effective date thereof, all outstanding Loans of all Lenders, together with any amounts due under Section 3.05. The Borrower may then request Loans from the Lenders in accordance with their revised Pro Rata Shares. The Borrower may net any payments required hereunder against any funds being provided by any Lender or Eligible

         Assignee replacing a terminating Lender. The effect for purposes of this Agreement shall be the same as if separate transfers of funds had been made with respect thereto.

                  (iii)    This section shall supersede any provision in Section
         10.01 or 10.07 to the contrary.

         (d)      Notwithstanding anything to the contrary contained in this
Section 3.04, unless the Lender gives notice to the Borrower that the Borrower is obligated to pay an amount under this Section 3.04 within 180 days after the later of (x) the date such Lender incurs the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower to the extent the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving notice to the Borrower as provided above that the Borrower is obligated to pay the respective amounts pursuant to this Section. 3.04.

         3.05 FUNDING LOSSES. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any Continuation, Conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, Continue or Convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

         For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Interbank Offered Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable Eurodollar interbank market for Dollars for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         3.06 MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION. A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of demonstrable error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         3.07 SURVIVAL. All of the Borrower's obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all Obligations.

                                   ARTICLE IV

                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         4.01 CONDITIONS OF CLOSING. The closing of the credit facilities under this Agreement is subject to satisfaction of the following conditions precedent:

         (a) Unless waived by all the Lenders (or by the Administrative Agent with respect to immaterial matters or items specified in clause (iv), (v) or (xi) below with respect to which the Borrower has given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Closing Date), the Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing
Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel:

                  (i) executed counterparts of this Agreement and the Facility Guaranty, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

                  (ii) Notes executed by the Borrower in favor of each Lender requesting such a Note, each in a principal amount equal to such Lender's Commitment;

                  (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the signing Loan Party as the Administrative Agent may require to evidence the identities of and the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

                  (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is organized and in which its chief executive office is located, including certified copies of each Loan Parties' Organization Documents, certificates of good standing and/or qualification to engage in business;

                  (v) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there is no event, circumstance, action, suit, investigation or proceeding pending or, to the best knowledge of such Responsible Officer, threatened in any court or before any arbitrator or Governmental Authority since date of the Audited Financial Statements which has or could be reasonably expected to have a Material Adverse Effect, (C) the current Debt Ratings (and including a copy thereof), and (D) as to the matters described in
         Section 4.01(d);

                  (vi) an opinion or opinions of counsel to each Loan Party in form and substance satisfactory to the Administrative Agent;

                  (vii) the consolidated financial statements of the Borrower and its Subsidiaries for the fiscal years ended 1999, 2000 and 2001, including balance sheets, income and cash flow statements, all audited and opined on by independent certified public accountants of recognized national standing and prepared in conformity with GAAP, and such other financial information as the Administrative Agent may request;

                  (viii) evidence that the Existing Credit Facility has been or concurrently with the Closing Date is being terminated, all indebtedness and obligations of the Borrower incurred thereunder have been, or with the initial Credit Extension hereunder on the Closing Date will be, repaid and the Borrower released from all liability thereunder except such as by their express terms survive such repayment and termination;

                  (ix) the Multi-Year Revolving Credit Agreement has been executed and delivered by all parties thereto and the conditions set forth in Sections 4.01 and 4.02 thereof as of the Closing Date have been satisfied or waived in accordance with its terms;

                  (x) a Compliance Certificate signed by a Responsible Officer of the Borrower dated as of the Closing Date demonstrating compliance with the financial covenants contained in Section 7.10 as of the end of the fiscal quarter most recently ended prior to the Closing Date;

                  (xi)     evidence of all insurance required by the Loan
         Documents;

                  (xii)    an initial Loan Notice;

                  (xiii)   evidence of the current Debt Ratings; and

                  (xiv) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Required Lenders reasonably may require.

         (b) Any fees required to be paid on or before the Closing Date shall have been paid.

         (c) Unless waived by the Administrative Agent, the Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

         (d)      In the good faith judgment of the Administrative Agent and the
Lenders:

                  (i) there shall not have occurred or become known to the Administrative Agent or the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the

         Administrative Agent prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;

                  (ii) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Material Adverse Effect; and

                  (iii) the Borrower shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or
         (B) any agreement, document or instrument to which the Borrower or any Subsidiary is a party or by which any of them or their properties is bound.

         4.02 CONDITIONS TO ALL CREDIT EXTENSIONS (OTHER THAN CP BACKUP ADVANCES) AND CONVERSIONS AND CONTINUATIONS. The obligation of each Lender to honor any Loan Notice (other than CP Backup Advances and a Loan Notice requesting only a Conversion of Eurodollar Rate Loans to Base Rate Loans) is subject to the following conditions precedent:

         (a) The representations and warranties contained in Article V or in any other Loan Documents shall be true and correct on and as of the date of such Credit Extension, Conversion or Continuation, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension, Conversion or Continuation.

         (c) The Administrative Agent shall have received a Loan Notice in accordance with the requirements hereof.

         (d) The Administrative Agent shall have received, in form and substance satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Required Lenders reasonably may require.

         Each Loan Notice submitted by the Borrower under this Section 4.02 shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

         4.03 CONDITIONS TO CP BACKUP ADVANCES. The obligation of each Lender to honor any Loan Notice requesting a CP Backup Advance is subject to the following conditions precedent:

         (a) The representations and warranties contained in Article V, other than Section 5.05(b), or in any other Loan Documents shall be true and correct on and as of the date of such CP Backup Advance, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

         (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension, Conversion or Continuation.

         (c) The Administrative Agent shall have received a Loan Notice in accordance with the requirements hereof certifying that the Borrowing is a CP Backup Advance, which shall constitute the Borrower's certification that the proceeds of the Borrowing requested will be used solely to repurchase commercial paper of the Borrower maturing on or about the date of such requested Borrowing and that the Borrower is unable to issue additional commercial paper to fund such repurchase upon terms set forth in the Borrower's CP Program Documents.

         Each Loan Notice submitted by the Borrower under this Section 4.03 shall be deemed to be a representation and warranty that the conditions specified in Sections 4.03(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         5.01 EXISTENCE, QUALIFICATION AND POWER; COMPLIANCE WITH LAWS. Each Loan Party (a) is a corporation duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute and deliver, and perform its obligations under, the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Laws.

         5.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which the Person is a party or any order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject; or (c) violate any Law.

         5.03 GOVERNMENTAL AND THIRD-PARTY AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

         5.04 BINDING EFFECT. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.05     FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT.

         (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

         (b) Since the date of the Audited Financial Statements, there has been no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

         5.06 LITIGATION. Except as specifically disclosed in Schedule 5.06, there are no investigations by any Governmental Authority or actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect.

         5.07 NO DEFAULT. Neither the Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

         5.08 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.

         5.09 ENVIRONMENTAL COMPLIANCE. The Borrower and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5.10 INSURANCE. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or its Subsidiaries operate.

         5.11 TAXES. Except as set forth in Schedule 5.11, the Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

         5.12     ERISA COMPLIANCE.

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

         5.13 SUBSIDIARIES. The Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13 and has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.

         5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT.

         (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

         (b) None of the Borrower, any Person controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         5.15 DISCLOSURE. No statement, information, report, representation, or warranty made by any Loan Party in any Loan Document or furnished to the Administrative Agent or any Lender by or on behalf of any Loan Party in connection with any Loan Document contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5.16 INTELLECTUAL PROPERTY; LICENSES, ETC. The Borrower and its Subsidiaries own, or possess the right to use, all Intellectual Property that is reasonably necessary for the operation of their respective businesses. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any Subsidiary, which is material to business of the Borrower and its Subsidiaries taken as a whole, infringes upon any rights held by any other Person. Except as specifically disclosed in Schedule 5.16, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         5.17 SOLVENCY. The Borrower and its Subsidiaries, taken as a whole, are Solvent after giving effect to the transactions contemplated by the Loan Documents.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

         6.01 FINANCIAL STATEMENTS. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

         (a) as soon as available, but in any event within 105 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the amounts for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders (it being understood that any of the four largest public accounting firms having its principal place of business in the United States shall be acceptable without approval of the Required Lenders), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any qualifications or exceptions as to the scope of the audit or the going concern status of the Borrower; and

         (b) as soon as available, but in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal, recurring year end adjustments and the absence of certain footnotes.

         6.02 CERTIFICATES; OTHER INFORMATION. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

         (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants rendering an opinion on such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default under the financial covenants set forth in
Section 7.10 or, if any such Default or Event of Default shall exist, stating the nature and status of such event;

         (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

         (c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports or management letters submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them;

         (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; and

         (e) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary as the Administrative Agent, at the request of any Lender, may from time to time reasonably request.

         Each document required to be delivered pursuant to Section 6.01(a) or
(b) or Section 6.02(d) shall be deemed to have been delivered on the date on which such document is posted on the Securities and Exchange Commission's website at www.sec.gov (the "SEC Website") or on an Internet website established by the Administrative Agent with Intralinks, Inc. or other similarly available electronic media (each of the foregoing an "Informational Website"); provided that (i) the Borrower shall deliver paper copies of all such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Administrative Agent and each Lender shall be notified by electronic mail of the applicable Informational Website and of the posting of each such document. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above in this paragraph, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

         6.03     NOTICES. Promptly notify the Administrative Agent and each
Lender:

         (a)      of the occurrence of any Default or Event of Default;

         (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

         (c) of any litigation, investigation or proceeding affecting the Borrower or any Subsidiary in which the amount involved (excluding amounts covered by applicable insurance as to which no reservation of rights is in effect) exceeds the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, could reasonably be expected to have a Material Adverse Effect;

         (d)      of the occurrence of any ERISA Event;

         (e) of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary;

         (f) of any public or private announcement by Moody's or S&P of any change in a Debt Rating or change in outlook as to the Borrower; and

         (g) Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

         6.04 PAYMENT OF OBLIGATIONS. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         6.05 PRESERVATION OF EXISTENCE, ETC. Except in a transaction permitted by Section 7.04 or 7.05, preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, and preserve or renew all of its registered Intellectual Property, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         6.06 MAINTENANCE OF PROPERTIES. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.07 MAINTENANCE OF INSURANCE. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons.

         6.08 COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS. Comply in all material respects with the requirements of all Laws and Contractual Obligations applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or Contractual Obligation is being contested in good faith by appropriate proceedings diligently conducted or a bona fide dispute exists with respect thereto or (ii) with respect to Contractual Obligations only, the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

         6.09 BOOKS AND RECORDS. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

         6.10 INSPECTION RIGHTS. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower and, prior to an Event of Default, at the expense of the Lenders; provided, however, that when an Event of Default has occurred and is continuing the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

         6.11 COMPLIANCE WITH ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         6.12 USE OF PROCEEDS. Use the proceeds of the Credit Extensions (i) for working capital, capital expenditures, and other general corporate purposes not in contravention of any Law or of any Loan Document; (ii) to refinance all indebtedness outstanding under the Existing Credit Facility; and (iii) to provide CP Backup Advances as commercial paper liquidity.

         6.13 PROTECTED SUBSIDIARIES AND TUPPERWARE FINANCE. (a) Maintain at all times Dart or one of the Protected Subsidiaries as the legal, beneficial and, as applicable, registered or record owner or licensee from a Person other than the Borrower or any Subsidiary of all Material Intellectual Property, (b) cause Tupperware Finance at all times (i) to continue to operate as a principal finance vehicle for the operations of the Borrower and its Subsidiaries located outside of the United States and (ii) to continue to operate its business substantially as heretofore conducted and (c) cause each Guarantor to be at all times a wholly-owned Subsidiary.

         6.14 MAINTAIN PRINCIPAL LINE OF BUSINESS. Maintain on a consolidated basis the principal line of business of the Borrower and its Subsidiaries as it exists on the Closing Date.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

         7.01 LIENS. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

         (a)      Liens created or arising pursuant to any Loan Document;

         (b) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby does not increase the maximum outstanding principal amount of such obligations;

         (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business with respect to which the obligation secured thereby is not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

         (e) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

         (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

         (h) Liens securing judgments for the payment of money in an aggregate amount not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer has acknowledged in writing its obligation to cover), unless any such judgment remains undischarged for a period of more than 30 consecutive days during which execution is not effectively stayed;

         (i) Liens securing (i) indebtedness of a Subsidiary to the Borrower or a Guarantor, or (ii) Indebtedness of any Subsidiary other than a Dart or a Protected Subsidiary, to any wholly-owned Subsidiary;

         (j) Liens of a consignor of merchandise to the Borrower or any Subsidiary on such consignor's merchandise;

         (k)      Liens in addition to those described in clauses (a) through
(j) above on assets other than equity interests in any Subsidiary securing Indebtedness other than Intercompany Indebtedness (including Indebtedness committed to the Borrower or any Subsidiary but not advanced) in aggregate outstanding principal amount not to exceed $35,000,000 at any time;

         (l) Liens on Receivables subject to Asset Securitizations and any Related Security therefor.

         7.02     INVESTMENTS. Make any Investments, except:

         (a) those permitted by subsections (b) through (g) plus those that are existing on the date hereof and listed on Schedule 7.02;

         (b) Investments held by the Borrower or a Subsidiary in the form of cash equivalents or short-term marketable securities;

         (c) (i) non-cash loans to officers and employees in connection with the acquisition of shares pursuant to the Borrower's management stock purchase plan in transactions that have no net effect on Consolidated Net Worth and (ii) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $25,000,000 (including those existing on the date hereof which are listed on Schedule 7.02 to the extent they are outstanding and advances to officers, directors and employees pursuant to
Section 7.02(h)) at any time outstanding;

         (d) Investments of any Subsidiary in the Borrower or of the Borrower or any Subsidiary in another Subsidiary;

         (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services or the sale of real estate in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

         (f)      Permitted Acquisitions;

         (g)      Investments permitted by Section 7.04; and

         (h) other Investments in aggregate outstanding principal amount not to exceed, at any time, $25,000,000.

         7.03 INDEBTEDNESS. Allow or permit any Subsidiary other than Tupperware Finance to create, incur, assume or suffer to exist any Indebtedness other than (a) Indebtedness existing on the date hereof set forth on Schedule 7.03, (b) Contingent Obligations of Dart guaranteeing Senior Indebtedness (other than Contingent Obligations) incurred by the Borrower or Tupperware Finance, or (c) Indebtedness of Subsidiaries other than Protected Subsidiaries, without duplication for any Contingent Obligations permitted hereunder of any Subsidiary guaranteeing or in effect guaranteeing Indebtedness of a Subsidiary, in an aggregate outstanding principal amount (including Indebtedness of such Subsidiaries described on Schedule 7.03) not greater than $100,000,000; provided that any Indebtedness guaranteed by Dart or Tupperware Finance shall be Senior Indebtedness.

         7.04 FUNDAMENTAL CHANGES. Merge, consolidate with or into, or convey, transfer, lease or otherwise Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom:

         (a) any Subsidiary may merge with or sell substantially all its assets (upon voluntary liquidation or otherwise) to the Borrower, provided that, if a merger, the Borrower shall be the continuing or surviving Person;

         (b) any Subsidiary other than Dart or a Protected Subsidiary may merge with or sell substantially all its assets (upon voluntary liquidation or otherwise) to any one or more Subsidiaries, provided that if the seller in a sale of assets transaction is a wholly-owned Subsidiary, then the purchaser must also be a wholly-owned Subsidiary;

         (c) Any Subsidiary of Dart may merge with and into Dart, merge with any other Subsidiary of Dart, or sell substantially all of its assets (upon voluntary liquidation or otherwise) to Dart or another Subsidiary of Dart; provided that if the seller in such sale of assets transaction is a wholly-owned Subsidiary, then the purchaser must be a wholly-owned Subsidiary; and

         (d) Any Subsidiary of Tupperware Finance may merge with and into Tupperware Finance, merge with any other Subsidiary of Tupperware Finance, or sell substantially all of its assets (upon voluntary liquidation or otherwise) to Tupperware Finance or another Subsidiary of Tupperware Finance; provided that if the seller in such sale of assets transaction is a wholly-owned Subsidiary, then the purchaser must be a wholly-owned Subsidiary.

         7.05 SALES OF ASSETS. Sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of Borrower and its Subsidiaries; provided, however, that Borrower or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of Borrower and its Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the Net Proceeds, including proceeds from any Asset Securitization, received from such sale, lease or other disposition shall be used within 365 days of such sale, lease or disposition, in any combination:

         (a) to acquire productive assets used or useful in carrying on the business of Borrower and its Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; or

         (b) to prepay or retire commercial paper of Borrower and/or its Subsidiaries or to prepay Outstanding Amounts.

         As used in this Section 7.05, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of Borrower and its Subsidiaries if the book value of all other assets sold, leased or otherwise disposed of by Borrower and its Subsidiaries during any period of 24 consecutive months, exceeds 20% of the book value of Consolidated Total Assets, determined as of the end of the fiscal year immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a "substantial part" any (i) sale or disposition of assets in the ordinary course of business of Borrower and its Subsidiaries, (ii) any transfer of assets from Borrower to a wholly-owned Subsidiary or from any Subsidiary to Borrower, (iii) any Excluded Sale Leaseback Transaction and (iv) any sale or other disposition of the properties listed on Schedule 7.05 hereto.

         7.06 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, could reasonably be expected to have a Material Adverse Effect.

         7.07 TRANSACTIONS WITH AFFILIATES. Enter into any transaction of any kind other than loans described in Section 7.02(c) with any Affiliate of the Borrower, other than for compensation and upon fair and reasonable terms with Affiliates in transactions that are otherwise permitted hereunder no less favorable to the Borrower or Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

         7.08 BURDENSOME AGREEMENTS. Enter into any Contractual Obligation that limits the ability (a) of any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower or (b) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, other than standard and customary negative pledge provisions in property acquired with the proceeds of any capital lease or purchase money financing that extend and apply only to such acquired property.

         7.09 USE OF PROCEEDS. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

         7.10     FINANCIAL COVENANTS.

         (a) Consolidated Net Worth. Permit Consolidated Net Worth as of the end of any fiscal quarter of the Borrower to be less than the sum of (A) $82,000,000, (B) an amount equal to 25% of the Consolidated Net Income earned in each fiscal quarter ending after December 29, 2001 (with no deduction for a net loss in any such fiscal quarter) and (C) an amount equal to 100% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after the date hereof by reason of the issuance and sale of capital stock of the Borrower

(including upon any conversion of debt securities of the Borrower into such capital stock) minus (D) a cumulative reduction not to exceed $15,000,000 of Shareholders' Equity resulting from the application of Statements of Financial Accounting Standards No. 142 specifically related to BeautiControl, Inc.

         (b) Interest Coverage Ratio. As of the end of any fiscal quarter, permit the Interest Coverage Ratio computed using the most recent four fiscal quarters then ended to be less than 3.0 to 1.0.

         (c) Leverage Ratio. As of the end of any fiscal quarter, permit the Leverage Ratio computed using the most recent four fiscal quarters to be greater than 3.0 to 1.0.

         7.11 TUPPERWARE FINANCE. Permit at any time Tupperware Finance to engage in any business other than incurring Indebtedness and acting as a finance conduit and related activities for the Borrower and its Subsidiaries located outside the United States.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

         8.01 EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default:

         (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within three days after the same becomes due interest on any Loan or any facility, utilization or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

         (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement (i) contained in any of Section 6.03, 6.05 (with respect to maintaining the continued existence of any Loan Party), 6.10, 6.12,
6.13 or 6.14 or Article VII (other than Section 7.07 or 7.08) or (ii) contained in either Section 7.07 or 7.08 and such failure continues for five days; or

         (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice of such default shall have been given to the Borrower by the Administrative Agent; or

         (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

         (e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Contingent Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or
(B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or (iii) there occurs any Event of Default under the Multi-Year Revolving Credit Agreement; or

         (f) Insolvency Proceedings, Etc. The Borrower or any of its Subsidiaries institutes or takes any action to indicate its consent to or approval of the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding, or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in this subsection (f); or

         (g) Inability to Pay Debts; Attachment. (i) The Borrower or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or

         (h) Judgments. There is entered against the Borrower or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any non-monetary final judgment that has, or could reasonably be expected to have, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

         (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

         (j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

         (k) Change of Control. There occurs any Change of Control with respect to the Borrower.

         8.02 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

         (a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

         (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) of Section 8.01, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.

                                   ARTICLE IX

                              ADMINISTRATIVE AGENT

         9.01 APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT. Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         9.02 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

         9.03 LIABILITY OF ADMINISTRATIVE AGENT. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.


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

         9.04     RELIANCE BY ADMINISTRATIVE AGENT.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent shall, and in all other instances, the Administrative Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         9.05 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with
Article VIII; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         9.06 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE AGENT. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Affiliates which may come into the possession of any Agent-Related Person.

         9.07 INDEMNIFICATION OF ADMINISTRATIVE AGENT. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs and the costs and expenses incurred in connection with the use of Intralinks, Inc. or other comparable information transmission systems in connection with this Agreement) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Aggregate Commitments, the payment of all Obligations hereunder and the resignation of the Administrative Agent.

         9.08 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders.


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

The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

         9.09 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated without any other or further act or deed on the part of any other Lender. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         9.10 OTHER AGENTS; LEAD MANAGERS. None of the Lenders identified on the facing page or signature pages of this agreement as a "Syndication Agent," "Co-Agent," "Lead Manager," or "Arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


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

                                   ARTICLE X

                                  MISCELLANEOUS

         10.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall, unless in writing and signed by each of the Lenders directly affected thereby and by the Borrower, and acknowledged by the Administrative Agent, do any of the following:

         (a) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02);

         (b) extend or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (iv) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate;

         (d) change the percentage of the Aggregate Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

         (e)      change the Pro Rata Share or Voting Percentage of any Lender;
or

         (f) amend this Section, or Section 2.11, or any provision herein providing for consent or other action by all the Lenders;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Required Lenders or each directly-affected Lender, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, and (ii) the Agent/Arranger Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto. Notwithstanding anything to the contrary herein, any Lender that has a Voting Percentage of zero shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.


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

         10.02    NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

         (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed (via certified mail, postage prepaid with return receipt requested), faxed or delivered, to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices on Schedule 10.02; or, in the case of the Borrower or the Administrative Agent, to such other address as shall be designated by such party in a notice to the other parties, and in the case of any other party, to such other address as shall be designated by such party in a notice to the Borrower and the Administrative Agent. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the intended recipient and (ii) (A) if delivered by hand or by courier, when signed for by the intended recipient (which need not be any natural person to whose attention such communication is directed, in the case of communications to Persons other than natural Persons); (B) if delivered by mail, when delivered;
(C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person. Any notice or other communication permitted to be given, made or confirmed by telephone hereunder shall be given, made or confirmed by means of a telephone call to the intended recipient at the number specified on Schedule 10.02, or to such other number as shall be designated by such party in a notice to the Borrower and the Administrative Agent, it being understood and agreed that a voicemail message shall in no event be effective as a notice, communication or confirmation hereunder.

         (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) Limited Use of Electronic Mail. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information as provided in Section 6.02, and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

         (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.


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

         10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         10.04 ATTORNEY COSTS, EXPENSES AND TAXES. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all reasonable costs and expenses incurred in connection with the development, due diligence, preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs and the costs and expenses incurred in connection with the use of Intralinks, Inc. or other similar information transmission systems in connection with this Agreement, and (b) to pay or reimburse the Administrative Agent and each Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief
Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender. The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.

         10.05 INDEMNIFICATION BY THE BORROWER; LIMITATION OF LIABILITY. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, the Arrangers, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment or Loan or the use or proposed use of the proceeds therefrom, (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee or as shall have resulted from any claim asserted against an Indemnitee by another Indemnitee. The Borrower agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it or any of its Subsidiaries, security holders or creditors as a result for any action taken or not taken by it arising out of, related to or taken in connection with any Loan Document or the consummation of the transactions contemplated hereby or the actual or proposed use of Loan proceeds, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from the gross negligence or willful misconduct of such Indemnitee, and in no event shall any Indemnitee be liable thereto for special, consequential, punitive or indirect damages. Without limitation of the foregoing, no Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through Intralinks or other comparable electronic transmission systems utilized in connection with the credit facilities provided hereunder. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. All amounts due under this Section 10.05 shall be payable within ten Business Days after demand therefor.

         10.06 PAYMENTS SET ASIDE. To the extent that the Borrower makes a payment to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then
(a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or paid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect.

         10.07    SUCCESSORS AND ASSIGNS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans and the Commitment assigned, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant or (ii) reduce the principal, interest, fees or other amounts payable to such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and
3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.11 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section
10.15 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) Notwithstanding anything to the contrary contained herein, any Lender that is a Fund that invests in bank loans may create a security interest in all or any portion of the advances owing to it and the Note or Notes held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

         10.08 CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower;
(g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         10.09 SET-OFF. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         10.10 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

         10.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.12 INTEGRATION. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         10.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied.

         10.14 SEVERABILITY. Any provision of this Agreement and the other Loan Documents to which the Borrower is a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.15 TAX FORMS. (a) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Foreign Lender") shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (i) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (ii) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (iii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

         (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

         (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all Obligations and the resignation of the Administrative Agent.

         10.16    GOVERNING LAW.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE;

PROVIDED THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE Agent AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         10.17 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                        [Signatures on following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 TUPPERWARE CORPORATION



                                 By:      /s/ Thomas M. Roehlk
                                     -------------------------------------------
                                 Name:    Thomas M. Roehlk
                                 Title:   Senior Vice President, General Counsel
                                          and Secretary


                               Signature Page - 1

                                 BANK OF AMERICA, N.A., as Administrative Agent



                                 By:      /s/ David L. Catherall
                                     -------------------------------------------
                                 Name:    David L. Catherall
                                 Title:   Vice President


                               Signature Page - 2

                                 BANK OF AMERICA, N.A., as a Lender



                                 By:      /s/ David L. Catherall
                                     -------------------------------------------
                                 Name:    David L. Catherall
                                 Title:   Vice President


                               Signature Page - 3

                                 CITIBANK, N.A., as a Lender



                                 By:      /s/ David L. Harris
                                     -------------------------------------------
                                 Name:    David L. Harris

                                 Title:   Vice President


                               Signature Page - 4

                                 FLEET NATIONAL BANK



                                 By:      /s/ Mario F. Teixeira
                                     -------------------------------------------
                                 Name:    Mario F. Teixeira

                                 Title:   Vice President


                               Signature Page - 5

                                                     JP MORGAN CHASE BANK



                                 By:      /s/Patrick H. Fallon
                                     -------------------------------------------
                                 Name:    Patrick H. Fallon

                                 Title:   SVP/Regional Manager


                               Signature Page - 6

                                 THE NORTHERN TRUST COMPANY



                                 By:      /s/ Tracy J. Toulouse
                                     -------------------------------------------
                                 Name:    Tracy J. Toulouse

                                 Title:   Vice President


                               Signature Page - 7

                                 ABN AMRO BANK, N.V.



                                 By:      /s/ Heidi-Anne Sandquist
                                     -------------------------------------------
                                 Name:    Heidi-Anne Sandquist

                                 Title:   Vice President



                                 By:      /s/ Christopher M. Plumb
                                     -------------------------------------------
                                 Name:    Christopher M. Plumb

                                 Title:   Vice President


                               Signature Page - 8

                                 THE NORINCHUKIN BANK, NEW YORK BRANCH



                                 By:      /s/ Fumiaki Ono
                                     -------------------------------------------
                                 Name:    Fumiaki Ono

                                 Title:   General Manager


                               Signature Page - 9

                               BANK HAPOALIM, B.M.



                               By:  /s/ Michael J. Byrne  /s/ Thomas J. Hepperle
                                   ---------------------------------------------
                               Name: Michael J. Byrne        Thomas J. Hepperle

                               Title: VP-SR Lending Officer  Vice President


                               Signature Page - 10

                                 MIZUHO CORPORATE BANK, LIMITED



                                 By:      /s/ Kotaro Suzuki
                                     -------------------------------------------
                                 Name:    Kotaro Suzuki

                                 Title:   Vice President


                               Signature Page - 11

                                 BANCA NAZIONALE DEL LAVORO S.P.A.,
                                 NEW YORK BRANCH



                                 By:      /s/ Juan J. Cortes
                                     -------------------------------------------
                                 Name:    Juan J. Cortes

                                 Title:   Vice President



                                 By:      /s/ Leonardo Valentini
                                     -------------------------------------------
                                 Name:    Leonardo Valentini

                                 Title:   First Vice President


                               Signature Page - 12

                                 KBC BANK N.V.



                                 By:      /s/ Robert Snauffer
                                     -------------------------------------------
                                 Name:    Robert Snauffer

                                 Title:   First Vice President



                                 By:      /s/ Eric Raskin
                                     -------------------------------------------
                                 Name:    Eric Raskin

                                 Title:   Vice President


                               Signature Page - 13

                                                                  SCHEDULE 2.01


                                  COMMITMENTS
                              AND PRO RATA SHARES

                    LENDER                                          COMMITMENT               PRO RATA SHARE
-----------------------------------------------------------------------------------------------------------
Bank of America, N.A.                                             $ 14,000,000               14.000000000%

Citibank, N.A.                                                      14,000,000               14.000000000%

Fleet National Bank                                                 12,000,000               12.000000000%

JP Morgan Chase Bank                                                12,000,000               12.000000000%

The Northern Trust Company                                          10,000,000               10.000000000%

ABN AMRO Bank N.V.                                                   8,000,000                8.000000000%

The Norinchukin Bank, New York Branch                                6,000,000                6.000000000%

Bank Hapoalim B.M.                                                   6,000,000                6.000000000%

Mizuho Corporate Bank, Limited                                       6,000,000                6.000000000%

Banca Nationale Del Lavoro S.p.A., New York Branch                   6,000,000                6.000000000%

KBC Bank N.V.                                                        6,000,000                6.000000000%

Total                                                             $100,000,000              100.000000000%

                                                                  SCHEDULE 5.06


                                   LITIGATION

                                     None.

                                                                  SCHEDULE 5.09


                             ENVIRONMENTAL MATTERS

                                     None.

                                                                  SCHEDULE 5.11


                                  TAX MATTERS

                                     None.

                                                                  SCHEDULE 5.13


                                  SUBSIDIARIES
                          AND OTHER EQUITY INVESTMENTS


Part (a)          Subsidiaries

(As of March 21, 2002)

The following subsidiaries are wholly owned by Tupperware Corporation or a subsidiary of Tupperware Corporation (degree of remoteness from the registrant is shown by indentations).

Tupperware Corporation
   Dart Industries Inc.
      Tupperware Espana, S.A.
         Tupperware, Industria Lusitana de Artigos Domesticos, Limitada
            Tupperware (Portugal) Artigos Domesticos, Lda.
      Deerfield Land Corporation
      Tupperware Far East, Inc.
      Tupperware Turkey, Inc.
      Dart Far East Sdn. Bhd.
      Dart de Venezuela, C.A.
      Tupperware Colombia S.A.
      Dart do Brasil Industria e Comercio Ltda.
         Daypar Participacoes Ltda
         Academia de Negocios S/C Ltda.
      Tupperware Hellas S.A.I.C.
      Tupperware Del Ecuador Cia. Ltda.
      Dart Industries Hong Kong Limited
      Dart Industries (New Zealand) Limited
      Tupperware New Zealand Staff Superannuation Plan
      Dart, S.A. de C.V.
      Servicios Especializados de Arrendamiento en Latinoamerica S.A. de C.V. Dartco Manufacturing Inc.
      Premiere Products, Inc.
         Premiere Korea Ltd.
            Premiere Marketing Company
         Exportadora Lerma, S.A. de C.V.
         Tupperware Australia Pty. Ltd.
         Tupperware Singapore Pte. Ltd.
         Newco Logistica e Participacoes Ltda.
            Centro de Distribuicao RS Ltda.
            Distribuidora Comercial Nordeste de Produtos Plasticos Ltda. Distribuidora Comercial Paulista de Plasticos Ltda.
            Centro de Distribuicao Mineira de Produtos de Plastico Ltda. Distribuidora Esplanada de Produtos Plasticos Ltda. Corcovado-Plast Distribuidora de Artigos Domesticos Ltda. Distribuidora Baiana de Produtos Plasticos Ltda

            Uniao Norte Distribuidora de Produtos Plasticos Ltda
            Eixo Sul Brasileiro de Artigos Domesticos Ltda.
            Centro Oeste Distribuidora de Produtos Plasticos Ltda. Premiere Manufacturing, Inc.
      Tupperware U.S., Inc.
         Tupperware Distributors, Inc.
         Tupperware Factors Inc.
         Tupperware.com, Inc.
      Tupperware Canada Inc.
      Dart Staff Superannuation Fund Pty Ltd.
      Importadora Y Distribuidora Importupp Limitada
      Tupperware Iberica S.A.
      Tupperware (Thailand) Limited
      Tupperware Uruguay S.A.
      Dart Executive Pension Fund Limited
      Dart Pension Fund Limited
      Tupperware U.K. Holdings, Inc.
      The Tupperware Foundation
      Tupperware Products, Inc.
      Tupperware de El Salvador, S.A. de C.V.
      Tupperware del Peru S.R.L.
      Dart Holdings, S. de R.L.
      Tupperware Honduras, S. de R.L.
      Tupperware de Costa Rica, S.A.
      Tupperware de Guatemala, S.A.
      Asociacion Nacional de Distribuidores de Productos Tupperware, A.C. Tupperware International Holdings Corporation
         Tupperware International Holdings BV
            Tupperware Israel Ltd.
            Tupperware Belgium N.V.
               Tupperware France S.A.
            Tupperware Polska Sp.zo.o
            Dart Argentina S.A.
               TWP S.A.
            Tupperware Asia Pacific Holdings Private Limited
               Tupperware India Private Limited
               Tupperware China, LLC
                  Tupperware (China) Company Limited
               Dart (Philippines), Inc.
                  Tupperware Realty Corporation
                  Tupperware Philippines, Inc.
            Tupperware Holdings B.V.
               Tupperware Services GmbH
               Tupperware, Ltd.
               Tupperware Nederland Properties B.V.
                  Tupperware Nederland B.V.
                     Tupperware Deutschland GmbH
                     Tupperware Osterreich G.m.b.H.
                  Tupperware Southern Africa (Proprietary) Limited

                     Tupperware Products B.V.
                     Tupperware (Suisse) SA
                     Tupperware Products S.A.
                     Tupperware d.o.o.
                     Tupperware Bulgaria EOOD
                     Tupperware Eesti OU
                     UAB "Tupperware"
                     SIA Tupperware Latvia
                     Tupperware Luxembourg S.ar.l.
                     Tupperware Slovakia s.r.o.
                     Tupperware Morocco
                     Tupperware Asset Management Sarl
                        Diecraft Australia Pty. Ltd.
                     Tupperware Egypt Ltd
                  Tupperware East Africa Limited
                  Tupperware Italia S.p.A.
                  Tupperware General Services N.V.
                  Japan Tupperware Co., Ltd.
                  Tupperware Trading Ltd.
                  Tupperware Czech Republic, spol. s.r.o.
                  Tupperware United Kingdom & Ireland Limited
                  Tupperware Nordic A/S
                  Tupperware Global Center SARL
      Tupperware Panama, S.A.
      Dart Manufacturing India Pvt. Ltd.
      Premiere Products Mexico, S. de R.L.
         BeautiControl Mexico, S. de R.L.
      PT Imawi Benjaya
   Tupperware Finance Holding Company B.V.
      Tupperware Finance Company B.V.
   Tupperware Holdings Corporation
   Tupperware Home Parties Corporation
   Tupperware Export Sales, Ltd.
   Tupperware Services, Inc.
   Tupperware Holdings Ltd.
   BeautiControl, Inc.
      BC International Cosmetic & Image Services, Inc.
      BeautiControl Canada, Ltd.
      BeautiControl International, Inc.
      BeautiControl International Services, Inc.
      BeautiControl Asia Pacific Inc.
         BeautiControl Hong Kong, Inc.
         BeautiControl Japan, Inc.
         BeautiControl Taiwan, Inc.
      Eventus International, Inc.
      JLH Properties, Inc.
      BeautiControl Cosmeticos do Brasil Ltda.
   International Investor, Inc.

Part (b)          Other Equity Investments

Note 1. None that are material. Tupperware occasionally will receive shares in a company in the ordinary course of business (a creditor becomes bankrupt, a "mutual" insurance company becomes "publicly owned", etc.) These shares would typically be sold for cash as soon as practical.

                                                                  SCHEDULE 5.16


                         INTELLECTUAL PROPERTY MATTERS

                                     None.

                                                                  SCHEDULE 7.01


                                 EXISTING LIENS


                                                     Unit/Location                      Approximate Amount
                                                                                        (USD Equivalent)

8.33% Mortgage Note on Dallas, Texas Building        JLH Properties, BeautiControl      $5,504,000.00

2 Liens on Manufacturing Building - Contingent       Premiere Korea Ltd.                $13,350,000.00
Tax Assessment

Leased Computer Equipment (Capital Leases)           Czech Republic                     $31,000.00

Leased Computer Equipment, Manager Cars              Poland                             $52,000.00

Leased Computer Equipment, IBM Suisse                Tupperware Products S.A.           $2,071,000.00
                                                     Fribourg, Switzerland

Intercompany Sale/Lease-Back of                      Hemingway, South Carolina          N/A
Manufacturing Equipment (Note 1)

Intercompany Sale/Lease-Back of                      France, Belgium                    N/A
Mold Equipment (Note 2)


Note 1: This transaction is structured such that the lease payments are made and received by subsidiaries of the Borrower. Therefore, the capital lease obligation is eliminated in consolidation under U.S. GAAP.

Note 2: The seller (lessee) and the buyer (Lessor) are both subsidiaries of the Borrower. The amount is shown as N/A since the capital lease obligation is eliminated in consolidation under U.S. GAAP.

                                                                  SCHEDULE 7.02


                              EXISTING INVESTMENTS

Loans/Receivables from Goings                                        $7,483,360

Numerous Equity Investments in Various Tupperware
Subsidiaries, disclosed in Schedule 5.13

Numerous Intercompany loans to/from subsidiaries
Of the Borrower

Numerous guarantees by the Borrower of obligations of Tupperware subsidiaries' obligations to third parties

Various extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services or the sale of real estate in the ordinary course of business as disclosed in the Consolidated

Balance Sheet.


Note 1. Loans/Receivables from Certain Executives and Directors Related to the Management Stock Purchase Program are excluded from this Schedule. These are non-cash loans, and are excluded according to Section 7.02 (c).

                                                                  SCHEDULE 7.03


                             EXISTING INDEBTEDNESS

(Presented on a Consolidated basis, with intercompany debt eliminated in accordance with U.S. GAAP)


                                                                                          Approx. Amount
Description                Borrower                           Guarantor(s)                at 3/30/2002
                                                                                          (USD Equiv)

7.05% Notes due 2003       Tupperware Finance Co. BV          Tupperware Corporation      $ 15,000,000

7.25% Notes due 2006       Tupperware Finance Co. BV          Tupperware Corporation      $100,000,000

8.33% Mortgage Note        JLH Properties                     BeautiControl Inc.          $  5,504,000
  due 2009                                                    Tupperware Corporation

7.91% Notes due 2011       Tupperware Finance Co. BV          Tupperware Corporation      $150,000,000
                                                              Dart Industries Inc.
                                                              (Note 1)

Commercial Paper Notes     Tupperware Corporation                                         $125,983,000

Capital Lease -
  IBM Suisse               Tupperware Products S.A.           Tupperware Corporation      $  1,245,000

Bank debt - Italy          Tupperware Italy                   Tupperware Corporation      $    557,000

Bank debt - Greece         Tupperware Greece                  Tupperware Corporation      $    220,000

Bank debt - France         Tupperware France                  Tupperware Corporation      $  2,919,000

Bank debt - Germany        Tupperware Germany                 Tupperware Corporation      $  6,714,000

Bank debt - Japan          Tupperware Japan                   Tupperware Corporation      $  1,835,000

Bank debt - Taiwan         Tupperware Taiwan                  Tupperware Corporation      $  1,142,000

Bank debt - India          Tupperware India                   Tupperware Corporation      $    632,000

Bank debt - Mexico         Dart SA de CV                      Tupperware Corporation      $  2,252,000

Other                      various                                                        $  2,570,000
                                                                                          ------------

Total                                                                                     $416,573,000


Note 1: Under the terms of the 7.91% Notes due 2011, if Dart Industries Inc. offers its guarantee to the Revolving Credit Facility, it must also provide its guarantee to these note holders.

                                                                  SCHEDULE 7.05


                               EXCLUDED PROPERTY


Location                                             Description

Halls, Tennessee Building, Real Estate               703,229 Square Feet of building space on
South West Corner Beech Bluff Road &                 approx. 65 acres plus 19 acres of surplus
  Old Highway 51 South                               land.
AKA State Route 88, AKA Church Street
Halls, Lauderdale County, Tennessee

Orange County, Florida                               Undeveloped real estate. Adjacent to the
Frontage on S. Orange Blossom Trail                  Osceola Co. Corporate Center, described
Orlando, Florida 32837                               below. Approx. 262 gross acres.

Osceola County, Florida                              Osceola Co. Corporate Center. Approx 929 gross
Frontage on S. Orange Blossom Trail,                 acres. Zoned for Commercial Development.
John Young Pkway, and Osceola Pkway                  Actively seeking buyers. Some parcels under
Orlando, Florida                                     sales contracts.

Convention Center Building, Real Estate              Approx. 2,000 seat Theatre. Approx. 23,600 sq. ft.
South Portion of the Tupperware                      Banquet/Exhibit hall. Adjacent property, including
Headquarters property                                25,000 sq.ft. Plaza plus significant undeveloped
14901 S. Orange Blossom Trail                        real estate.
Orlando, Florida 32837

Manufacturing Facility/Warehouse/Office Space        Approx. 224,000 sq.ft. plus adjacent real estate.
21 Lysterfield Road
Ferntree Gully
Victoria 3156 Australia

Manufacturing/Warehouse/ Office Space                Largely idle facility. Acreage of approx.
Ruta 1001 - Km. 8/C.C. 255                           255,000 sq. metres. Building covers approx.
2930 San Pedro, Prov. Buenas Aires                   19,056 sq. metres.
Argentina

Manufacturing/Office Space/Warehouse                 Under contract. Closing expected in 2002.
Carretera A Barajas, Km. 1,100                       Building is approx. 12,000 sq. meters. Approx.
E-28100 Alcobendas                                   40,000 sq. meters total acreage.
Madrid, Spain

Manufacturing/Office Space/Warehouse                 Production, office, and storage facilities
Estrada da Ilha No. 870                              with adjacent real estate.
CEP 23020-230
Rio de Janeiro - RJ
Brazil

                                                                 SCHEDULE 10.02


                                LENDING OFFICES,
                             ADDRESSES FOR NOTICES

TUPPERWARE CORPORATION
14901 S. Orange Blossom Trail
Orlando, FL  32802-2353
Attn:    Thomas M. Roehlk
         Senior Vice President, General Counsel
             and Secretary
         Telephone:  407.826.____
         Facsimile:  407.826.____
         Electronic Mail: tomroehlk@tupperware.com

BANK OF AMERICA
Administrative Agent's Office and Bank of America's Lending Office (for payments and Requests for Credit Extensions):
Bank of America, N.A.
1850 Gateway Boulevard, 5(th) Floor
CA4-706-05-09
Concord, California  94520
Attention:  Myrna Lara
Telephone:  925.675.8391
Facsimile:  888 969.2786
Electronic Mail:  Myrna.Lara@bankofamerica.com
Account No.:  3750836479
Ref:  Tupperware Corporation
ABA# 111000012

Other Notices as Administrative Agent:

Bank of America, N.A.
Agency Management
Gary G. Flieger
VP; Credit Services Team Lead II
Agency Management

Bank of America
Mail Code: CA5-701-05-19
1455 Market St
San Francisco, CA 94103-1399
Phone: 415.436.3484
Fax: 415.503.5005
Internet: gary.flieger@bankofamerica.com

Other Notices as a Lender:

Bank of America, N.A.
David L. Catherall
Vice President
Consumer/Retail

Bank of America
Mail Code:
231 South LaSalle Street
Chicago, IL  60604
Phone: 312.828.7169
Fax: 312.987.1276
Internet: david.l.catherall@bankofamerica.com

OTHER LENDERS

Requests for Credit Extensions:

CITIBANK, N.A.
2 Penns Way, Suite 200
Newark, New Jersey  19720
Attn:    Lisa M. Rodriguez
Telephone: 402.894.6070
Facsimile: 402.894.6120
Electronic Mail:  lisa.m1.rodriguez@citi.com
Account No.  40580628
Ref:  Tupperware Corporation
ABA#  021000089

Notices (other than Requests for Credit Extensions):

CITIBANK, N.A.
400 Perimeter Center Terrace
Suite 600
Atlanta, Georgia  30346
Attn: Kirk Lakeman
Telephone:  770.668.8120
Facsimile:  770.668.8137
Electronic Mail:  kirk.lakeman@citi.com

Requests for Credit Extensions:

FLEET NATIONAL BANK

100 Federal Street
Boston, Massachusetts  02110
Attn:    Ruth Barragan
         Loan Administrator
Telephone:  617.434.2801
Facsimile:  617.434.0800
Electronic Mail: ruth.b.barragan@fleet.com
Account No.  56-1510351-66156
Account Name:  Commercial Loan Services
Ref:  Tupperware Corporation
ABA#     011000138

Notices (other than Requests for Credit Extensions):

FLEET NATIONAL BANK

100 Federal Street
Boston, Massachusetts  02110
Attn:    Mario F. Tiexeira
         Relationship Manager
Telephone:  617.434.5275
Facsimile:  617.434.0601
Electronic Mail:  mario.f.tiexeira@fleet.com
Ref:  Tupperware Corporation

Requests for Credit Extensions:

JP MORGAN CHASE BANK

4 Metrotech Center, 22(nd) Floor
Brooklyn, New York  11245
Attn:    Charles Swarns
         Vice President
Telephone:  718.242.3792
Facsimile:  718.242.3846
Electronic Mail: charles.swarns@chase.com
Account No.  ______________
Ref:  Tupperware Corporation
ABA#     021000021

Notices (other than Requests for Credit Extensions):

JP MORGAN CHASE BANK

4 Metrotech Center, 22(nd) Floor
Brooklyn, New York  11245
Attn:    Charles Swarns
         Vice President
Telephone:  718.242.3792
Facsimile:  718.242.3846
Electronic Mail:  charles.swarns@chase.com
Ref:  Tupperware Corporation

Requests for Credit Extensions:

THE NORTHERN TRUST COMPANY

50 S. LaSalle
Chicago, Illinois  60675
Attn:    Linda Honda
         Commercial Loans
Telephone:  312.333.3532
Facsimile:  312.630.1566
Electronic Mail: __________@__________
Bank:    The Northern Trust Bank
Account No.       5186401000
Ref:  Tupperware Corporation
ABA#     071000152

Notices (other than Requests for Credit Extensions):

THE NORTHERN TRUST COMPANY

50 S. LaSalle, 11th Floor
Chicago, Illinois  60675
Attn:    John Burda
Telephone:  312.444.3455
Facsimile:  312.444.5055
Electronic Mail: __________@__________

Requests for Credit Extensions:

ABN AMRO BANK N.V.
208 South LaSalle Street
Suite 1500
Chicago, Illinois  60604-1003
Attn:    Loan Administration
Telephone:  312.992.5152
Facsimile:  312.992.5158
Electronic Mail:  cpu.team.a@abnamro.com
Account No.  650-001-1789-41
Ref:  CPU (00418463) (Tupperware)
ABA# 026009500
F/O ABN AMRO Bank, N.V.

Notices (other than Requests for Credit Extensions):

ABN AMRO BANK N.V.
208 South LaSalle Street
Suite 1500
Chicago, Illinois  60604-1003
Attn:    Credit Administration
Telephone:  312.992.5110
Facsimile:  312.992.5111
Electronic Mail:  sherry.manning@abnamro.com

With a copy to:

ABN AMRO Bank N.V.
55 East 52nd Street
New York, New York  10055
Attn:    Heidi Sandquist
Telephone:  212.409.1481
Facsimile:  212.409.1641

THE NORINCHUKIN BANK, NEW YORK BRANCH

245 Park Avenue, 29th Floor
New York, New York  10167
Attn:    Connie AuYoung
         Assistant Vice President
Telephone:  212.949.7188/7189
Facsimile:  212.697.5754
Electronic Mail: cauyoung@nochubank.or.jp
Account No.  544-7-72711
Ref:  Tupperware Corporation
Bank:    The Chase Manhattan Bank
         New York, New York
ABA#     021000021
Account Name:  The Norinchukin Bank

Notices (other than Requests for Credit Extensions):

THE NORINCHUKIN BANK, NEW YORK BRANCH

245 Park Avenue 29th Floor
New York, New York  10167
Attn:    Patrick Ishii
         Vice President
Telephone:  212.697.1717
Facsimile:  212.697.5754
Electronic Mail: kishii@nochubank.or.jp

Requests for Credit Extensions:

BANK HAPOALIM B.M.

225 North Michigan Avenue
Suite 900
Chicago, Illinois  60601
Attn:    Romona Sandoval
         Loan Administrator
Telephone:  312.228.6452
Facsimile:  312.___.____
Electronic Mail: __________@__________
Account No.  1756-00-00
Ref:  Tupperware Corporation
ABA#  071002370
Bank:    Bank Hapoalim-Chicago (BK HAPOALIM CHGO)
Attn:    C/L Dept.

Notices (other than Requests for Credit Extensions):

BANK HAPOALIM B.M.

225 North Michigan Avenue
Suite 900
Chicago, Illinois  60601
Attn:    Michael J. Byrns
         Vice President, Senior Lending Officer
Telephone:   312.228.6410
Facsimile:   312.___.____
Electronic Mail: __________@__________

Requests for Credit Extensions:

MIZUHO CORPORATE BANK, LIMITED

1251 Avenue of the Americas
New York, New York  10020-1104
Attn:    Wanda Arizmendi or Mirian Zambrano
         Credit Administration Department
Telephone:  212.282.4076
Facsimile:  212.282.4479/4480
Electronic Mail: __________@__________
Bank:  Mizuho Corporate Bank, Limited
ABA#  026008345
Attn:  Credit Administration
Ref:  Tupperware Corporation

Notices (other than Requests for Credit Extensions):

MIZUHO CORPORATE BANK, LIMITED

191 Peachtree Street, N.E.
Suite 3825
Atlanta, Georgia  30303-1757
Attn:    Michael S. Harvey
         Vice President
Telephone:  404.524.8770, Ext. 107
Facsimile:  404.524.8509
Electronic Mail: mharvey@jbjus.com

Requests for Credit Extensions:

BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

25 West 51st Street
New York, New York  10019
Attn:    Anna Hernandez
Telephone:        212.314.0679
Facsimile:        212.765.2978
Electronic Mail: __________@__________
Bank:  Chase Manhattan Bank, New York
ABA#  021000021
For A/C BNL New York Branch
A/C# 001-1-465457
Ref:  Tupperware Corporation

Notices (other than Requests for Credit Extensions):

BANCA NAZIONALE DEL LAVORO S.p.A., NEW YORK BRANCH

25 West 51st Street
New York, New York  10019
Attn:    Juan Cortes
         Vice President
Telephone:  212.314.0295, Ext. 107
Facsimile:  212.765.2978
Electronic Mail: juan.cortes@hotmail.com

Requests for Credit Extensions:

KBC BANK N.V.

125 West 55th Street
New York, New York  10019
Attn:    Robert Pacific
         Loan Administration
Telephone:  212.541.0671
Facsimile:  212.956.5681
Electronic Mail: __________@__________
Bank:  Federal Reserve Bank
ABA#  026008248
Account Name: KBC Bank N.V., New York Branch
Ref:  Tupperware Corporation

Notices (other than Requests for Credit Extensions):

KBC BANK N.V.

245 Peachtree Center Avenue
Suite 2550
Atlanta, Georgia  30303
Attn:    Steven Bennett
         Vice President
Telephone:   404.584.5466
Facsimile:   404.584.5165
Electronic Mail: __________@__________

                                                                      EXHIBIT A


                              FORM OF LOAN NOTICE

                                                       Date: ___________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain 364-Day Credit Agreement, dated as of April 30, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Tupperware Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The undersigned hereby requests (select one):

         [ ]  A Borrowing of Loans           [ ]  A Conversion of Loans
         [ ]  A Continuation of Loans

         1.       On __________________ ___, 20___ (a Business Day).

         2. In the amount of $____________________. (Note: Minimum of $5,000,000 and multiples of $1,000,000 for Eurodollar Rate Loans; minimum of $500,000 and multiples of $100,000 for Base Rate Loans)

         3.       Comprised of:  [ ]  Base Rate Loan
                                 [ ]  Eurodollar Rate Loan

         4. For Eurodollar Rate Loans: with an Interest Period of __________ months.

         5.       The Borrowing (select one) is [ ] is not [ ] a CP Backup
Advance.

         The Borrowing requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.

         The matters set forth in (x) Section 4.02(a) and (b) in the case of any Borrowing that is not a CP Backup Advance and (y) Section 4.03(a) and (b) in the case of any CP Backup Advance, are true, correct and complete as of the date hereof and with respect to the requested Credit Extension.


                                    TUPPERWARE CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                                                      EXHIBIT B


                                  FORM OF NOTE

                                                        Date: __________, _____

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of _____________________________ (the "Lender"), on the
Maturity Date (as defined in the Credit Agreement referred to below) the Lender's Commitment, or such lesser principal amount of Loans (as defined in such Credit Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain 364-Day Credit Agreement, dated as of April 30, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars, in Same Day Funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

         This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional prepayment in whole or in part as provided therein. Upon the occurrence of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

         The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                    TUPPERWARE CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                    LOANS AND PAYMENTS WITH RESPECT THERETO


                                                                              AMOUNT OF        OUTSTANDING
                                                                             PRINCIPAL OR       PRINCIPAL
                       TYPE OF LOAN     AMOUNT OF LOAN   END OF INTEREST    INTEREST PAID      BALANCE THIS
       DATE                MADE              MADE             PERIOD          THIS DATE            DATE        NOTATION MADE BY
--------------------------------------------------------------------------------------------------------------------------------

--------------------   ------------     --------------   ---------------    -------------      ------------    -----------------

--------------------   ------------     --------------   ---------------    -------------      ------------    -----------------

--------------------   ------------     --------------   ---------------    -------------      ------------    -----------------

--------------------   ------------     --------------   ---------------    -------------      ------------    -----------------

--------------------   ------------     --------------   ---------------    -------------      ------------    -----------------

--------------------   ------------     --------------   ---------------    -------------      ------------    -----------------

                   ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF
                             TUPPERWARE CORPORATION

STATE OF _______________

COUNTY OF _______________

         Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of April, 2002, personally appeared Thomas M. Roehlk, known to be the Senior Vice President, General Counsel and Secretary of Tupperware Corporation (the "Borrower"), who, being by me duly sworn, says he works at 14901 S. Orange Blossom Trail, Orlando, Florida 32802-2353, and that by authority duly given by, and as the act of, the Borrower, the foregoing Note dated as of April 30, 2002 was signed by him as said Senior Vice President, General Counsel and Secretary on behalf of the Borrower.

         Witness my hand and official seal this _____ day of April, 2002.


                                            -----------------------------------
                                                        Notary Public


(SEAL)

My commission expires: __________________

                   AFFIDAVIT OF ____________________________
                                     [Name of Affiant]


         The undersigned, being first duly sworn, deposes and says that:

         1.       He is a ________________ of _________________________________
                              [title]                [name of institution]
and works at _____________________________________, ______________, __________.
                           [street address]              [city]      [state]

         2. The Note of Tupperware Corporation dated April 30, 2002 was executed before him and delivered to him/her on behalf of the Administrative Agent in _________________, __________ on April __, 2002.
              [city]          [state]

         This the _____ day of April, 2002.


                                           -----------------------------------
                                                   [Signaure of Affiant]


                          Acknowledgement of Execution

STATE OF _______________

COUNTY OF _______________

         Before me, the undersigned, a Notary Public in and for said County and State on this _____ day of April, 2002 A.D., personally appeared
_________________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this _____ day of April, 2002.


                                            -----------------------------------
                                                       Notary Public


(SEAL)

My Commission Expires: ___________________

                                                                      EXHIBIT C


                         FORM OF COMPLIANCE CERTIFICATE

                                      Financial Statement Date: ______________,

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain 364-Day Credit Agreement, dated as of April 30, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Tupperware Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal YEAR-END financial statements]

         1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal QUARTER-END financial statements]

         1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal, recurring year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

         3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

         [to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

--or--

         [the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

         4.       The financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________________ , _______________.


                                    TUPPERWARE CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                   SCHEDULE 2
                         to The Compliance Certificate
                                  ($ in 000's)

I.       SECTION 7.10(A) - CONSOLIDATED NET WORTH.
         A.       Beginning base net worth                                                       $   82,000
                                                                                                  ---------

         B.       25% of Consolidated Net Income for each fiscal
                  quarter ending after December 29, 2001
                  (no reduction for losses)                                                      $
                                                                                                  ---------

         C.       100% of increases in Shareholders' Equity from issuances
                  of capital stock after the Closing Date                                        $
                                                                                                  ---------

         D.       FASB 142 BeautiControl Adjustment (Cannot exceed $15,000,000)                  $
                                                                                                  ---------

         E.       Minimum required Consolidated Net Worth
                  (I.A. + I.B. + I.C. - I.D.)                                                    $
                                                                                                  ---------

         F.       Shareholders' Equity at statement date                                         $

         G.       Foreign currency translation and net equity hedge adjustments                  $
                                                                                                  ---------

Consolidated Net Worth at statement date                                                         $
                                                                                                  ---------

II.      SECTION 7.10(B) - INTEREST COVERAGE RATIO.
         A. Consolidated EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):

                  1.       Consolidated Net Income (excluding extraordinary, unusual
                           or non-recurring gains) for Subject Period:                           $
                                                                                                  ---------

                  2.       Consolidated Interest Charges for Subject Period:                     $
                                                                                                  ---------

                  3.       Provision for income taxes for Subject Period:                        $
                                                                                                  ---------

                  4.       Depreciation and amortization expenses for Subject Period:            $
                                                                                                  ---------

                  5.       Extraordinary, unusual or non-recurring non-cash
                           charges for Subject Period                                            $
                                                                                                  ---------

                  6.       Consolidated EBITDA (Lines II.A.1 + 2 + 3 + 4 + 5):                   $
                                                                                                  ---------

         B.       Consolidated Interest Charges for Subject Period:                              $
                                                                                                  ---------

         C.       Interest Coverage Ratio (Line II.A.6 / Line II.B):                                        to 1.00
                                                                                                  ---------

                  Minimum required:                                                                    3.00 to 1.00

III.     SECTION 7.10(C) - LEVERAGE RATIO.

         A.       Consolidated EBITDA for Subject Period (Line II.A.6 above):                    $
                                                                                                  ---------

         B.       Consolidated Funded Indebtedness at Statement Date:                            $
                                                                                                  ---------

         C.       Leverage Ratio (Line III.A / Line III.B):                                                 to 1.00
                                                                                                  ---------

                  Maximum permitted:                                                                   3.00 to 1.00

IV.      COMMERCIAL PAPER.
         Amount of Outstanding Commercial Paper:                                                 $
                                                                                                  ---------

                                                                      EXHIBIT D


                           ASSIGNMENT AND ASSUMPTION

         This Assignment and Assumption (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, without limitation, to the extent permitted to be assigned under applicable law, all claims (including, without limitation, contract claims, tort claims, malpractice claims and all other claims at law or in equity, including claims under any law governing the purchase and sale of securities or governing indentures pursuant to which securities are issued), suits, causes of action and any other right of the Assignor against any other Person) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor: ______________________________

2.       Assignee: ______________________________ [which is a
         Lender/Affiliate/Approved Fund of [identify Lender](1)]

3.       Borrower(s):      ______________________________

4.       Administrative Agent:      Bank of America, N.A., as the
                                    Administrative Agent under the Credit
                                    Agreement

5.       Credit Agreement:          The 364-Day Credit Agreement, dated as of
                                    April 30, 2002, among Tupperware
                                    Corporation, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent

6.       Assigned Interest:


------------------------
         (1)      Select as applicable.

       Aggregate Amount of                Amount of Commitment/Loans         Percentage Assigned of
Commitment/Loans for all Lenders(*)               Assigned(2)                 Commitment/Loans(2)

$                                           $                                                %
 ----------------                            ----------------                  --------------
$                                           $                                                %
 ----------------                            ----------------                  --------------
$                                           $                                                %
 ----------------                            ----------------                  --------------


[7.      Trade Date: __________________](4)

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]


         The terms set forth in this Assignment and Assumption are hereby agreed to:


                                    ASSIGNOR

                                    [NAME OF ASSIGNOR]

                                    By:
                                       ----------------------------------------
                                             Title:


                                    ASSIGNEE

                                    [NAME OF ASSIGNEE]

                                    By:
                                       ----------------------------------------
                                             Title:


---------------------
(2) Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(3) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(4) To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

[Consented to and](5) Accepted:

BANK OF AMERICA, N.A., as
  Administrative Agent

By:
   ------------------------------------
      Title:


[Consented to:] 6


[TUPPERWARE CORPORATION]


By:
   ------------------------------------
      Title:


---------------
(5) To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

(6) To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement.

                                           ANNEX 1 TO ASSIGNMENT AND ASSUMPTION


    364-Day Credit Agreement, dated as of April 30, 2002, among Tupperware
       Corporation, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent

                       STANDARD TERMS AND CONDITIONS FOR

                           ASSIGNMENT AND ASSUMPTION

         1.       Representations and Warranties.

         1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

         1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         1.3      Assignee's Address for Notices, etc. Attached hereto as
Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.

         2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

                                        SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION


                                        ADMINISTRATIVE DETAILS

        (Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

                                                                      EXHIBIT E


                           FORM OF FACILITY GUARANTY


                                      E-1